As File with the Securities and Exchange Commission on January 29, 1996
                                                   Registration Nos.  33-8214

                                                                     811-4813

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A
                                                                             --
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      /X/
                                                                             --
                                                                              --
                                Pre-Effective Amendment No.                  / /
                                                                             --

                                Post-Effective Amendment No.    70           /X/
                                                                             --

                                                                              --
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              /X/
                                                                              --
                                                                              --

                                                 Amendment No.    73         /X/
                                                                              --

                        (Check appropriate box or boxes.)
                                 ---------------

                     Standish, Ayer & Wood Investment Trust
               (Exact Name of Registrant as Specified in Charter)

                One Financial Center, Boston, Massachusetts 02111
                    (Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (617) 375-1760


                              ERNEST V. KLEIN, Esq.
                                  Hale and Dorr
                                 60 State Street
                           Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:
            --

            / / Immediately upon filing pursuant to Rule 485(b)

            --
            / / On (date) pursuant to Rule 485(b)
            --
            / / 60 days after filing pursuant to Rule 485(a)(1)
            --

            /X/ On March 29, 1996 pursuant to Rule 485(a)(1)

            --
            / / 75 days after filing pursuant to Rule 485(a)(2)
            --

            / /  On (date) pursuant to Rule 485(a)(2)

            The Registrant has registered an indefinite number of shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Rule 24f-2 Notice for the fiscal year ended December 31, 1995 will be filed on or about February 29, 1996.

 SAW0010A

                     STANDISH, AYER & WOOD INVESTMENT TRUST*



                              Standish Equity Fund

                           Standish Fixed Income Fund
                        Standish Global Fixed Income Fund

                                    Standish
                        Small Capitalization Equity Fund


                  Cross-Reference Sheet Pursuant to Rule 495(a)

Part A                                                                Prospectus
Form Item                                                        Cross-Reference

Item 1.       Cover Page                                              Cover Page

Item 2.       Synopsis                                     "Expense Information"

Item 3.       Condensed Financial                         "Financial Highlights"
              Information

Item 4.       General Description                         Cover Page, "The Fund
              of Registrant                      and Its Shares" and "Investment
                                                         Objective and Policies"

Item 5.       Management of the Fund                "Management" and "Custodian,
                                                     Transfer Agent and Dividend
                                                               Disbursing Agent"


Item 6.       Capital Stock and                       "The Fund and Its Shares,"
              Other Securities                 "Purchase of Shares," "Redemption
                                                      of Shares," "Dividends and
                                              Distributions" and "Federal Income
                                                                         Taxes"


Item 7.       Purchase of Securities                 Cover Page and "Purchase of
              Being Offered                                           Shares"

Item 8.       Redemption or                               "Redemption of Shares"
              Repurchase

Item 9.       Pending Legal                                       Not Applicable
              Proceedings
-------------

* This Post-Effective Amendment to the Registrant's Registration Statement is being filed with respect to the series of the Registrant set forth above. The Prospectuses and Statements of Additional Information for Standish Controlled Maturity Fund, Consolidated Standish Short-Term Asset Reserve Fund, Standish Intermediate Tax Exempt Bond Fund, Standish International Fixed Income Fund, Standish Massachusetts Intermediate Tax Exempt Bond Fund, Standish Securitized Fund and Standish Fixed Income Fund II, additional series of the Registrant, are not affected hereby and, therefore, are not included herewith.

                                                         Statement of Additional
            Part B                                            Information Cross-
            Form Item                                                 Reference

Item 10.  Cover Page                                                  Cover Page

Item 11.  Table of Contents                                           "Contents"

Item 12.  General Information
               and History                                       Not Applicable

Item 13.  Investment Objectives                            "Investment Objective
               and Policies                        and Policies" and "Investment
                                                                   Restrictions"

Item 14.  Management of the Fund                                    "Management"

Item 15.  Control Persons and                                       "Management"
              Principal Holders
              of Securities

Item 16.  Investment Advisory and                                   "Management"
              Other Services

Item 17.  Brokerage Allocation                          "Portfolio Transactions"

Item 18.  Capital Stock and                            "The Fund and Its Shares"
              Other Securities

Item 19.  Purchase, Redemption                       "Redemption of Shares" and
              and Pricing of                         "Determination of Net Asset
              Securities Being                                           Value"
              Offered

Item 20.  Tax Status                                                  "Taxation"

Item 21.  Underwriters                                            Not Applicable

Item 22.  Calculation of                             "Calculation of Performance
              Performance Data                                            Data"

Item 23.  Financial Statements                "Experts and Financial Statements"

Prospectus dated  March 29, 1996


                                   PROSPECTUS
                              STANDISH EQUITY FUND

                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 221-4795

         Standish Equity Fund (the "Fund") is one fund in the Standish, Ayer & Wood family of funds. The Fund is organized as a separate diversified investment series of Standish, Ayer & Wood Investment Trust (the "Trust"), an open-end management investment company.


         The Fund's investment objective is to achieve long-term growth of capital through investment primarily in equity securities of companies which appear to be undervalued. Under normal circumstances, at least 80% of the Fund's assets will be invested in such securities. The Fund seeks to achieve its investment objective by investing all its investable assets (the "Investable Assets") in the Standish Equity Portfolio (the "Portfolio") which has the same investment objective as the Fund. The Portfolio is a series of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is also an open-end management investment company. The Portfolio invests primarily in publicly traded equity securities of United States companies and, to a lesser extent, of foreign issuers. The Portfolio normally does not invest in securities which are restricted as to disposition by federal securities laws or are otherwise illiquid but may do so to a limited extent under certain circumstances. See
"Investment Policies." Standish, Ayer & Wood, Inc. ("Standish"), Boston, Massachusetts, is the Portfolio's investment adviser (the "Adviser").

         UNLIKE OTHER MUTUAL FUNDS WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIOS OF SECURITIES, THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN THE PORTFOLIO WHICH IS A SEPARATE FUND WITH AN IDENTICAL INVESTMENT OBJECTIVE. SEE "SPECIAL INFORMATION CONCERNING THE HUB AND SPOKE MASTER-FEEDER FUND STRUCTURE" ON PAGE .

         Investors may purchase shares of the Fund from the Trust's principal underwriter, Standish Fund Distributors, L.P. (the "Principal Underwriter"), at the address and phone number set forth above without a sales commission or other transaction charges. Unless waived by the Fund, the minimum initial investment is $100,000. Additional investments may be made in amounts of at least $10,000.

         This Prospectus is intended to set forth concisely the information about the Fund and the Trust that a prospective investor should know before investing. Investors are encouraged to read this Prospectus and retain it for future reference. Additional information about the Fund and the Trust is contained in a Statement of Additional Information which has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by calling or writing the Principal Underwriter at the telephone number or address set forth above. The

Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference into this Prospectus.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    CONTENTS

Expense Information
Financial Highlights
Investment Objective and Policies
Risk Factors and Suitability
Special Information Concerning the Hub and Spoke Master-Feeder Fund
Structure
Calculation of Performance Data
Dividends and Distributions
Purchase of Shares
Exchange of Shares
Redemption of Shares
Management
Federal Income Taxes
The Fund and The Portfolio
Principal Underwriter
Custodian, Transfer Agent and Dividend Disbursing Agent
Independent Accountants
Legal Counsel
Tax Certification Instructions

                               EXPENSE INFORMATION

Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                                    None
Maximum Sales Load Imposed on Reinvested Dividends                         None
Deferred Sales Load                                                        None
Redemption Fees                                                            None
Exchange Fee                                                               None


 Annual  Operating Expenses

Management  Fees1                                                        0.50 %
12b-1 Fees                                                               None
Other Expenses (After Expense Limitation)                                0.21%*
Total  Operating Expenses (After Expense Limitation)                     0.71%*


Example                                      1 yr.          3 yrs.           5 yrs.     10 yrs.
-------                                      -----          ------           ------     -------

You would pay the following
expenses on a $1,000 investment,
assuming (1) 5% annual return and
(2) redemption at the end
of each time period:                          $8            $25              $44        $98



You would pay the following
expenses on the same investment,

assuming no redemption:                       $8            $25              $44        $98


         The purpose of the above table is to assist the investor in understanding the various costs and expenses of the Fund and the Portfolio that an investor in the Fund will bear directly or indirectly. The figure shown in th caption "Other Expenses," which includes, among other things, custodian and transfer agent fees, registration costs and payments for insurance and audit and legal services, is estimated upon expenses for the Fund's fiscal year ended December 31, 1995. The Trustees of the Trust believe that over time the aggregate per share expenses of the Fund and the Portfolio will not be more than the expenses which the Fund would incur if it were to retain the services of an investment adviser and the Investable Assets of the Fund were invested directly in the types of securities being held by the Portfolio.

1 As of the close of business on March 29, 1996, the Fund transferred its Investable Assets to the Portfolio in exchange for an interest in the Portfolio. Prior to such date, the Trust, on behalf of the Fund, retained Standish as its investment adviser.

* Standish has voluntarily agreed to limit the master-feeder aggregate annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) of the Fund and the Portfolio to the Fund's ratio of expenses to average net assets in effect immediately prior to the Fund's conversion to the Hub and Spoke master-feeder fund structure. Standish may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so. In the absence of such agreement, Other Expenses and Total Operating Expenses of the Fund and the Portfolio are estimated to be 0.29% and 0.79%, respectively, of average daily net assets.

         For more information with respect to the expenses of the Fund and the Portfolio see "Management-Investment Adviser" and "Management-Expenses" herein.


         THE INFORMATION IN THE TABLE AND HYPOTHETICAL EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.


                              FINANCIAL HIGHLIGHTS


         The financial highlights for the years ended December 31, 1993 , 1994, and 1995 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report, together with the financial statements of the Fund, is incorporated into the Statement of Additional Information.

    Per share data (for a share outstanding throughout each period):


                                                     Year Ended December 31,
                                           1995        1994        1993         1992*    1991*,+

Net asset value - beginning of period                  $30.89      $26.28       $25.66   $20.00
                                                       ------      -------      ------   ------
Income from investment operations:
    Net investment income**                            $0.45        $0.50       $0.56    $0.46
    Net realized and unrealized
     gain (loss) on investments                        (1.62)       5.57         1.81     6.17
                                                       ------       ----        -----     ----

  Total from investment operations                     ($1.17)     $6.07        $2.37    $6.63
                                                       -------     -----        ------    -----

Less distributions declared to shareholders:
    From net investment income                         ($0.44)    ($.47)        ($ .54) ($0.35)
    From realized gain                                 ($0.62)    ($.99)        ($1.19) ($0.62)
    From paid-in capital                                  --        --           (0.02)    --
                                                       -------------------      -----------------

  Total distributions declared
   to shareholders                                     ($1.06)    ($1.46)       ($1.75) ($0.97)
                                                       -------    --------      ------- -------

Net asset value - end of period                        $28.66       $30.89      $26.28  $25.66
                                                       ======      =======      ======  ======

Total return                                           (3.78)%      20.79%       9.52%   33.45% t



Ratios (to average net assets)/
 Supplemental Data:
    Expenses**                                         0.70%       0.80%        0.000%   1.00% t
    Net investment income**                            1.55%       1.29%        2.52%    1.92% t
Portfolio turnover                                      182%        192%          92%      86%
Net assets at end of period
 (000 omitted)                                         $86,591     $72,916      $14,680  $7,498

** The Adviser did not impose a portion of its advisory fee. If this voluntary reduction had not been undertaken, the net investment income per share and the ratios would have been:

    Net investment income per share                    $0.47       $0.34        $0.23     #
    Ratios (to average net assets):
         Expenses                                       0.97%       1.00%       $1.99%    #
         Net investment income                          1.12%       1.52%        0.93%    #t

 Computed on an annualized basis.
*Audited by other auditors.
+For the period from January 2, 1991 (start of business) to December 31, 1991. #Unaudited

         Further information about the performance of the Fund is contained in the Fund's Annual Report, which may be obtained from the Principal Underwriter without charge.



                        INVESTMENT OBJECTIVE AND POLICIES


         The Fund seeks to achieve its investment objective by investing all its Investable Assets in the Portfolio which has the same investment objective as the Fund. There can be no assurance that the investment objective of either the Fund or the Portfolio will be achieved.

         Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments and investment policies of the Portfolio.

         The Portfolio's investment objective is to achieve long-term growth of capital through investment primarily in equity and equity-related securities of companies which appear to be undervalued. Under normal circumstances, at least 80% of the Portfolio's total assets will be invested in such securities. (Equity and equity-related securities include common stocks, preferred stocks, securities convertible into common stocks and options, futures and other strategic transactions based on common stocks.) The Portfolio may invest in equity securities of foreign issuers that are listed on a United States securities exchange or traded in the U.S. over-the-counter market, and may invest up to 10% of its assets in such securities which are not so listed or traded.

         The Portfolio may also invest in debt securities and preferred stocks which are convertible into, or exchangeable for, common stocks. Such securities will be rated Aaa, Aa or A by Moody's Investors Service, Inc. ("Moody's"), or AAA, AA or A by Standard & Poor's Ratings Group ("Standard & Poor's") or if not rated, are determined to be of comparable credit quality by the Adviser. Up to 5% of the Portfolio's total assets invested in convertible debt securities and preferred stocks may be rated Baa by Moody's or BBB by Standard & Poor's or, if not rated, determined to be of comparable credit quality by the Adviser. In the case of a security that is rated differently by the two rating services, the higher rating is used in connection with the foregoing policy. In the event the rating on a security held by the Portfolio is downgraded by a rating service, such action will be considered by the Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security. Securities rated Baa by Moody's or BBB by Standard & Poor's and unrated securities of equivalent credit quality are considered medium grade obligations with speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and repay principal on these securities than is the case for issuers of higher rated securities.

         The Portfolio may write call options on its portfolio securities and purchase put options on its portfolio securities and invest in financial futures contracts on U.S. equity indices and options on such futures contracts. Although the Portfolio does not normally invest in equity securities which are restricted as to disposition by federal securities laws or are otherwise illiquid, the Portfolio may do so to a limited extent under certain circumstances. Because of the uncertainty inherent in all investments, no assurance can be given that either the Fund or the Portfolio will achieve its investment objective.

         The investment objective of the Fund is a fundamental policy which may not be changed without a vote of the Fund's shareholders. The investment objective of the Portfolio is not a fundamental policy and may be changed upon notice to, but without the approval of, the Portfolio's investors. Investment policies which are not fundamental policies may be changed by the Trustees of the Trust and the Trustees of the Portfolio Trust, without the approval of the Fund's shareholders or the Portfolio's investors. The Fund's and the Portfolio's investment policies are described further in the Statement of Additional Information.


Investment Policies


         The Portfolio will follow a disciplined investment strategy, emphasizing stocks which the Adviser believes to offer above average potential for capital growth. Although the precise application of the discipline will vary according to market conditions, the Adviser intends to use statistical modeling techniques that utilize stock specific factors, such as current price earnings ratios, stability of earnings growth, forecasted changes in earnings growth, trends in consensus analysts' estimates, and measures of earnings results relative to expectations, to identify equity securities that are attractive as purchase candidates. Once identified, these securities will be subject to further fundamental analysis by the Adviser's professional staff before they are included in the Portfolio's holdings. Securities selected for inclusion in the Portfolio's holdings will represent various industries and sectors.


Short-Term Debt Securities


         The Portfolio may establish and maintain cash balances for temporary purposes in order to maintain liquidity to meet shareholder redemptions. The Portfolio may also establish and maintain cash balances for temporary defensive purposes without limitation to hedge against potential stock market declines. The Portfolio's cash balances, including uncommitted cash balances, may be invested in investment grade money market instruments and short-term interest-bearing securities. The securities consist of U.S. Government obligations and obligations issued or guaranteed by any U.S. Government agencies or instrumentalities, instruments of U.S. and foreign banks (including negotiable certificates of deposit, non-negotiable fixed time deposits and bankers' acceptances), repurchase agreements, prime commercial paper of U.S. and foreign companies, debt securities that make periodic interest payments at variable or floating rates and other money market securities and investments.

         The Portfolio's investments in money market securities (i.e., securities with maturities of less than one year) will be rated, at the time of investment P-1, by Moody's or A-1 by Standard & Poor's. At least 95% of the Portfolio's assets invested in short-term interest-bearing securities (i.e., securities with maturities of one to three years) will be rated, at the time of investment, Aaa, Aa, or A by Moody's or AAA, AA, or A by Standard & Poor's or, if not rated, determined to be of comparable credit quality by the Adviser. Up to 5% of assets invested in such short-term securities may be invested in securities which are rated Baa by Moody's or BBB by Standard & Poor's or, if not rated, determined to be of comparable credit quality by the Adviser. Yields on debt securities depend on a variety of factors, such as general conditions in the money and bond markets, and the size, maturity and rating of a particular issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater potential capital appreciation and depreciation. The market prices of debt securities usually vary depending upon available yields, rising when interest rates decline and declining when interest rates rise.

Foreign Securities


         Although the Portfolio intends to invest primarily in equity securities of U.S. issuers, the Portfolio may invest (without limitation) in equity securities of foreign issuers that are listed on a United States exchange or traded in the U.S. over-the-counter market, and may invest up to 10% of its assets in foreign equity securities which are not so listed or traded. Foreign securities will be selected for investment by the Portfolio if the Adviser believes these securities will offer above average capital growth potential. Investing in securities of foreign companies and securities denominated in foreign currencies or utilizing foreign currency transactions involve certain risks. See "Risk Factors and Suitability."


Strategic Transactions


         The Portfolio may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity market movements), or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Portfolio may change over time as new instruments and strategies are developed or regulatory changes occur.

         In the course of pursuing its investment objective, the Portfolio may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for the Portfolio's portfolio resulting from securities market or currency exchange rate fluctuations, to protect the Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although the Portfolio's net loss exposure resulting from Strategic Transactions entered into for such purposes will not exceed 3% of the Portfolio's net assets at any one time and, to the extent necessary, the Portfolio will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating the Portfolio's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser believes that the Portfolio is underweighted in cyclical stocks and overweighted in consumer stocks, the Portfolio may buy a cyclical index call option and sell a cyclical index put option and sell a consumer index call option and buy a consumer index put option. Under such circumstances, any unrealized loss in the cyclical position would be netted against any unrealized gain in the consumer position (and vice versa) for purposes of calculating the Portfolio's net loss exposure. The ability of the Portfolio to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Portfolio's activities involving Strategic Transactions may be limited to enable the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

         Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the Portfolio, force the purchase or sale, respectively of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the Portfolio can realize on its investments or cause the Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in the Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio's position. The writing of options could significantly increase the Portfolio's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, these transactions tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the Portfolio in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, the Portfolio will limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of the Portfolio's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized. Further information concerning the Portfolio's Strategic Transactions is set forth in the Statement of Additional Information.


Short-Selling


         The Portfolio may make short sales, which are transactions in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

         Until the Portfolio replaces a borrowed security in connection with a short sale, the Portfolio will: (a) maintain daily a segregated account not with the broker, containing cash or U.S. Government securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short ; or (b) otherwise cover its short position.

         The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates by an amount greater than the premium and transaction costs. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of dividends or interest the Portfolio may be required to pay in connection with a short sale.

         The Portfolio's loss on a short sale as a result of an increase in the price of a security sold short is potentially unlimited. The Portfolio may purchase call options to provide a hedge against an increase in the price of a security sold short by the Portfolio. When the Portfolio purchases a call option it must pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by the Portfolio, the premium and the commission paid may be more than the amount of the brokerage commission charged if the security were to be purchased directly. See "Strategic Transactions" above.

         The Portfolio anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be in short sales. However, no securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of the Portfolio's net assets.

         In addition to the short sales discussed above, the Portfolio may make short sales "against the box," a transaction in which the Portfolio enters into a short sale of a security which the Portfolio owns. The proceeds of the short sale are held by a broker until the settlement date at which time the Portfolio delivers the security to close the short position. The Portfolio receives the net proceeds from the short sale.


Repurchase Agreements


         The Portfolio may invest up to 10% of its net assets in repurchase agreements under normal circumstances. Repurchase agreements acquired by the Portfolio will always be fully collateralized as to principal and interest by money market instruments and will be entered into with commercial banks, brokers and dealers considered creditworthy by the Adviser. If the other party or "seller" of a repurchase agreement defaults, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Portfolio in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, the Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement.



Portfolio Turnover

         It is not the policy of the Portfolio to purchase or sell securities for trading purposes. However, the Portfolio places no restrictions on portfolio turnover and it may sell any portfolio security without regard to the period of time it has been held. The Portfolio may therefore generally change its portfolio investments at any time in accordance with the Adviser's appraisal of factors affecting any particular issuer or market, or the economy in general. A rate of turnover of 100% would occur, for example, if the value of the lesser of purchases and sales of portfolio securities for a particular year equaled the average monthly value of portfolio securities owned during the year (excluding securities with a maturity date of one year or less at the date of acquisition). A high rate of portfolio turnover involves a correspondingly greater amount of transaction costs which must be borne directly by the Portfolio and thus indirectly by the Fund and its shareholders. It may also result in the realization of larger amounts of net short-term capital gains, the Fund's distributions from which are taxable to Fund shareholders as ordinary income and may, under certain circumstances, make it more difficult for the Fund to qualify as a regulated investment company under the Code. The portfolio turnover rates are listed in the section captioned "Financial Highlights."


Investment Restrictions


         Each of the Fund and the  Portfolio  have adopted  certain  fundamental
policies  which  may  not  be  changed   without  the  approval  of  the  Fund's
shareholders or the Portfolio's investors, as the case may be.

         The Fund has the same investment restrictions as the Portfolio, except that the Fund may invest substantially all of its Investable Assets in an open-end management investment company with substantially the same investment objective as the Fund. References below to the Portfolio's investment restrictions also include the Fund's investment restrictions. These policies provide, among other things, that the Portfolio may not: (i) with respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer; (ii) issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Portfolio may borrow from banks in an amount up to 15% of the current value of its total assets as a temporary measure for extraordinary or emergency purposes (but not investment purposes), and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Portfolio may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets; (iii) make loans of portfolio securities, except that the Portfolio may enter into repurchase agreements with respect to 10% of the value of its net assets; or (iv) invest more than 25% of its total assets in a single industry except that this restriction shall not apply to U.S. Government securities .

         If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Portfolio's assets will not constitute a violation of the restriction. Additional fundamental policies adopted by the Fund and the Portfolio are described in the Statement of Additional Information.

                          RISK FACTORS AND SUITABILITY


         The Fund is not intended to provide an investment program meeting all of the requirements of an investor. The Portfolio will not emphasize current income unless this income will have a favorable influence on the market value of a portfolio security. Additionally, notwithstanding the Portfolio's ability to spread risk by holding securities of a number of portfolio companies, shareholders of the Fund should be able and prepared to bear the risk of investment losses which may accompany the investments contemplated by the Portfolio.


Foreign Securities


         Investing in securities of foreign companies and securities denominated in foreign currencies or utilizing foreign currency transactions involve certain risks of political, economic and legal conditions and developments not typically associated with investing in securities of U.S. companies. Such conditions or developments might include unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets of companies in which the Portfolio invests, nationalization of such companies, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against a foreign issuer. Also, foreign securities may not be as liquid and may be more volatile than comparable domestic securities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The Portfolio , in connection with its purchases and sales of foreign securities, other than securities denominated in United States dollars, will incur transaction costs in converting currencies. Brokerage commissions in foreign countries are generally fixed, and other transaction costs related to securities exchanges are generally higher than in the United States. Most foreign securities of the Portfolio are held by foreign subcustodians that satisfy certain eligibility requirements. However, foreign subcustodian arrangements are significantly more expensive than domestic custody. In addition, foreign settlement of securities transactions is subject to local law and custom that is not, generally, as well established or as reliable as U.S. regulation and custom applicable to settlements of securities transactions and, accordingly, there is generally perceived to be a greater risk of loss in connection with securities transactions in many foreign countries. The Portfolio's policy of investing no more than 10% of its total assets in foreign securities that are not listed on a U.S. stock exchange or traded in the U.S. over-the-counter market is intended to limit the Portfolio's exposure to the risks associated with investments in foreign securities.

Special Information Concerning the Hub and Spoke(R) Master-Feeder Fund
Structure1

         Unlike other mutual funds which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its Investable Assets in the Portfolio which has the same investment objective as the Fund. The Portfolio in turn invests primarily in securities consistent with that objective. Therefore, an investor's interest in the Portfolio's securities is indirect, like investments in other investment companies and pooled investment vehicles only more so. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to the imposition of sales commissions and variations in other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Adviser [( ) -
   ].

         The Hub and Spoke master-feeder fund structure has been developed relatively recently, so shareholders should carefully consider this investment approach.

         Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds that have large institutional investors). Additionally, because the Portfolio would have fewer assets in such a case, it may become less diversified, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio (other than a vote by the Fund to continue the operations of the Portfolio upon the withdrawal of another investor in the Portfolio), the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting.

         Certain changes in the Portfolio's investment objectives,

--------
1        Hub and Spoke(R) is a registered service mark of Signature Financial
         Group, Inc.

policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio) to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules adopted thereunder. If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

         The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including investing all the Investable Assets of the Fund in another pooled investment entity having the same investment objectives as the Fund or retaining an investment adviser to manage the Fund's assets in accordance with the investment policies described above with respect to the Portfolio.

         The Fund's investment objective is a fundamental policy and may not be changed without the approval of the Fund's shareholders. The investment objective of the Portfolio is not a fundamental policy and may be changed without the approval of the investors in the Portfolio. Shareholders of the Fund will receive 30 days prior written notice with respect to any change in the investment objective of the Portfolio. See "Investment Objective and Policies" for a description of the fundamental policies of the Portfolio that cannot be changed without approval by the "vote of a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio.

         For descriptions of the investment objective, policies and restrictions of the Portfolio, see "Investment Objective and Policies." For descriptions of the management of the Portfolio, see "Management" herein and in the Statement of Additional Information. For descriptions of the expenses of the Portfolio, see "Management" herein.


                         CALCULATION OF PERFORMANCE DATA

         From time to time the Fund may advertise its total return. Total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. If the Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.


         From time to time, the Fund may compare its performance with that of other mutual funds with similar investment objectives, to stock and other relevant indices, and to performance rankings prepared by recognized mutual fund statistical services. In addition, the Fund's performance may be compared to alternative investment or savings vehicles and/or to indexes or indicators of economic activity.


                           DIVIDENDS AND DISTRIBUTIONS


         The Fund's dividends from short-term and long-term capital gains, if any, after reduction by capital losses, will be declared and distributed at least annually, as will any dividends from net investment income. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and from short-term and long-term capital gains, if any, are automatically reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Please see the Fund's account application or call the Principal Underwriter for instructions on how to make payment of shares to the Fund's custodian.


                               PURCHASE OF SHARES


         Shares of the Fund may be purchased from the Principal Underwriter, which offers Fund shares to the public on a continuous basis. Shares are sold at the net asset value per share next computed after the purchase order is received in good order by the Principal Underwriter and payment for the shares is received by the Fund's custodian. Unless waived by the Fund, the minimum initial investment is $100,000. Additional investments may be made in amounts of at least $10,000.

         Shares of the Fund may also be purchased through securities dealers. Orders for the purchase of Fund shares received by dealers by the close of regular trading on the New York Stock Exchange on any business day and transmitted to the Principal Underwriter by the close of its business day (normally 4:00 p.m., New York City time) will be effected as of the close of regular trading on the New York Stock Exchange on that day, provided that payment for the shares is also received by the Fund's custodian on that day. Otherwise, orders will be effected at the net asset value per share determined on the next business day. It is the responsibility of dealers to transmit orders so that they will be received by the Principal Underwriter before the close of its business day. Shares of the Fund purchased through dealers may be subject to transaction fees, no part of which will be received by the Fund, the Principal Underwriter or the Adviser.

         The Fund's net asset value per share is computed on each day on which the New York Stock Exchange is open as of the close of regular trading (currently 4:00 p.m. New York City time). The net asset value per share is calculated by determining the value of all the Fund's assets (i.e., the value of its investment in the Portfolio and other assets), subtracting all liabilities and dividing the result by the total number of shares outstanding. The Portfolio's portfolio securities are valued at the last sales prices, on the valuation date, on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there are no reported transactions, are valued at the last quoted bid prices. Securities for which quotations are not readily available and all other assets will be valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Trustees of the Portfolio Trust. Additional information concerning the Portfolio's valuation policies is contained in the Statement of Additional Information.

         In the sole discretion of the Trust, the Fund may accept securities instead of cash for the purchase of shares of the Fund. The Trust will ask the Adviser to determine that any securities acquired by the Fund in this manner are consistent with the investment objective, policies and restrictions of the Portfolio. The securities will be valued in the manner stated above. The purchase of shares of the Fund for securities instead of cash may cause an investor who contributed them to realize a taxable gain or loss with respect to the securities transferred to the Fund.

         The Trust reserves the right in its sole discretion (i) to suspend the offering of the Fund's shares, (ii) to reject purchase orders when in the best interest of the Fund and (iii) to modify or eliminate the minimum initial investment in Fund shares. The Fund's minimums for investing do not apply to accounts for which the Adviser or any of its affiliates serves as investment adviser or to employees of the Adviser or any of its affiliates or to members of such persons' immediate families. The Fund's minimums for investing apply to omnibus accounts rather than to the underlying participants in the omnibus accounts.

                               EXCHANGE OF SHARES

         Shares of the Fund may be exchanged for shares of one or more other funds in the Standish, Ayer & Wood family of funds. Shares of the Fund redeemed in an exchange transaction are valued at their net asset value next determined after the exchange request is received by the Trust. Shares of a fund purchased in an exchange transaction are sold at their net asset value next determined after the exchange request is received by the Trust and payment for the shares is received by the fund into which your shares are to be exchanged. Until receipt of the purchase price by the fund into which your shares are to be exchanged (which may take up to three business days), your money will not be invested. To obtain a current prospectus for any of the other funds in the Standish, Ayer & Wood family of funds, please call the Principal Underwriter at (800) 221-4795. Please consider the differences in investment objectives and expenses of a fund as described in its prospectus before making an exchange.

Written Exchanges

         Shares of the Fund may be exchanged by written order to the Principal Underwriter, One Financial Center, Boston, Massachusetts 02111. A written exchange request must (a) state the name of the current Fund, (b) state the name of the fund into which the current Fund shares will be exchanged, (c) state the number of shares or the dollar amount to be exchanged, (d) identify the shareholder's account numbers in both funds and (e) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed as listed under "Written Redemption" below.

Telephonic Exchanges

         Shareholders who complete the telephonic privileges portion of the Fund's account application may exchange shares by calling the Principal Underwriter at (800) 221-4795. Telephonic privileges are not available to shareholders automatically; they must first elect the privileges. Proper identification will be required for each telephonic exchange. Please see
"Telephone Transactions" below for more information regarding telephonic transactions.

General Exchange Information

         All exchanges are subject to the following exchange restrictions: (i) the fund into which shares are being exchanged must be registered for sale in your state; (ii) exchanges may be made only between funds that are registered in the same name, address and, if applicable, taxpayer identification number; and
(iii) unless waived by the Trust, the amount to be exchanged must satisfy the minimum account size of the fund to be exchanged into.
 Exchange requests will not be processed until payment for the shares of the current Fund have been received by the Principal Underwriter. The exchange privilege may be changed or discontinued and may be subject to additional limitations upon sixty (60) days' notice to shareholders, including certain restrictions on purchases by market-timer accounts.


                              REDEMPTION OF SHARES

         Shares of the Fund may be redeemed by any of the methods described below at the net asset value per share next determined after receipt of a redemption request in proper form. Redemptions will not be processed until a completed Share Purchase Application and payment for the shares to be redeemed have been received.

Written Redemption


         Shares of the Fund may be redeemed by written order to the Principal Underwriter, One Financial Center, 26th Floor, Boston, MA 02111. A written redemption request must (a) state the name of the Fund and the number of shares or the dollar amount to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. Signatures must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program or by any one of the following institutions, provided that such institution meets credit standards established by Investors Bank & Trust Company, the Fund's transfer agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000;
(iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency. Additional supporting documents may be required in the case of estates, trusts, corporations, partnerships and other shareholders that are not individuals. Redemption proceeds will normally be paid by check mailed within three business days of receipt by the Principal Underwriter of a written redemption request in proper form. If shares to be redeemed were recently purchased by check, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such shares. This may take up to fifteen (15) days in the case of payments made by check.


Telephonic Redemption


         Shareholders  who complete  the  telephonic  privileges  portion of the
Fund's account application may redeem shares by calling the Principal Underwriter at (800) 221-4795. The telephonic redemption privilege is not available to shareholders automatically; they must first elect the privilege. Redemption proceeds will be mailed or wired in accordance with the shareholder's instruction on the account application to a pre-designated account. Redemption proceeds will normally be paid promptly after receipt of telephonic instructions, but no later than three business days thereafter, except as described above for shares purchased by check. Wire charges, if any, will be deducted from redemption proceeds. Redemption proceeds will be sent only by check payable to the shareholder of record at the address of record, unless the shareholder has indicated, in the initial application for the purchase of shares or subsequently in writing, a commercial bank to which redemption proceeds may be sent by wire. These instructions may be changed subsequently only in writing, accompanied by a signature guarantee, and additional documentation in the case of shares held by a corporation or other entity or by a fiduciary such as a trustee or executor. Proper identification will be required for each telephonic redemption.


Repurchase Order


         In addition to written redemption of Fund shares, the Principal Underwriter may accept telephone orders from brokers or dealers for the repurchase of Fund shares or from the Adviser with respect to accounts over which it has investment discretion. The repurchase price is the net asset value per share next determined after receipt of the repurchase order by the Principal Underwriter and payment for the shares by the Fund's custodian Brokers and dealers are obligated to transmit repurchase orders to the Principal Underwriter prior to the close of the Principal Underwriter's business day (normally 4:00 p.m.). Brokers or dealers may charge for their services in connection with a repurchase of Fund shares, but neither the Trust nor the Principal Underwriter imposes a charge for share repurchases.

Telephone Transactions

         By maintaining an account that is eligible for telephonic exchange and redemption privileges, the shareholder authorizes the Adviser, the Principal Underwriter, the Trust and the Fund's custodian to act upon instructions of any person to redeem and/or exchange shares from the shareholder's account. Further, the shareholder acknowledges that, as long as the Fund employs reasonable procedures to confirm that telephonic instructions are genuine, and follows telephonic instructions that it reasonably believes to be genuine, neither the Adviser, nor the Principal Underwriter, nor the Trust, nor the Fund, nor the Fund's custodian, nor their respective officers or employees, will be liable for any loss, expense or cost arising out of any request for a telephonic redemption or exchange, even if such transaction results from any fraudulent or unauthorized instructions. Depending upon the circumstances, the Fund intends to employ personal identification or written confirmation of transactions procedures, and if it does not, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. All telephone transaction requests will be recorded. Shareholders may experience delays in exercising telephone transaction privileges during periods of abnormal market activity. Accordingly, during periods of volatile economic and market conditions, shareholders may wish to consider transmitting redemption and exchange requests in writing.


                                     * * * *


         The proceeds paid upon redemption or repurchase may be more or less than the cost of the shares, depending upon the market value of the Portfolio's portfolio investments at the time of redemption or repurchase. The Fund intends to pay cash for all shares redeemed, but under certain conditions, the Fund may make payments wholly or partially in securities withdrawn from the Portfolio for this purpose. Please see the Statement of Additional Information for further information regarding the Fund's ability to satisfy redemption requests in-kind.

         Because of the cost of maintaining shareholder accounts, the Fund may redeem, at net asset value, the shares in any account if the value of such shares has decreased to less than $25,000 as a result of redemptions or transfers. Before doing so, the Fund will notify the shareholder that the value of the shares in the account is less than the specified minimum and will allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the account to at least $25,000. The Fund may eliminate duplicate mailings of Fund materials to shareholders that have the same address of record.


                                   MANAGEMENT

Trustees

         The Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, a Massachusetts business trust. Under the terms of the Agreement and Declaration of Trust establishing the Trust, which is governed by the laws of The Commonwealth of Massachusetts, the Trustees of the Trust are ultimately responsible for the management of its business and affairs.

         The Portfolio is a separate investment series of Standish, Ayer & Wood Master Portfolio, a master trust fund organized under the laws of the State of New York. Under the terms of the Declaration of Trust, the affairs of the Portfolio are managed under the supervision of the Trustees of the Portfolio Trust.

         A majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Portfolio Trust, as the case may be, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are trustees of the Trust and of the Portfolio Trust, up to and including creating separate boards of trustees. See "Management" in the Statement of Additional Information for more information about the Trustees and officers of the Trust and the Portfolio Trust.


Investment Adviser


         Standish, One Financial Center, Boston, Massachusetts 02111, serves as investment adviser to the Portfolio pursuant to an investment advisory agreement with the Portfolio Trust and manages the Portfolio's investments and affairs subject to the supervision of the Trustees of the Portfolio Trust.


The Adviser is a Massachusetts corporation incorporated in 1933 and is a registered investment adviser under the Investment Advisers Act of 1940.


         The Adviser provides fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States. The Adviser also provides investment advisory services to certain other funds within the Standish, Ayer & Wood family of funds, acting as investment adviser to Standish Controlled Maturity Fund, Standish Small Capitalization Equity Portfolio, Standish Fixed Income Portfolio, Standish Fixed Income Fund II, Standish Short-Term Asset Reserve Fund, Standish Intermediate Tax Exempt Bond Fund, Standish Massachusetts Intermediate Tax Exempt Bond Fund and Standish Securitized Fund, which had net assets of $8 million, $180 million, $2.3 billion, $8 million, $243 million , $33 million, $33 million and $55 million, respectively, at December 31, 1995. The Adviser also serves as the investment adviser to Standish Tax-Sensitive Equity Fund and Standish Small Cap Tax-Sensitive Equity Fund, which commenced operations on January 2, 1996. The Adviser is the managing general partner of Standish International Management Company, L.P. ("SIMCO"), which is the investment adviser to Standish International Equity Fund, Standish International Fixed Income Fund and Standish Global Fixed Income Portfolio which had net assets of $59 million, $804 million and $138 million, respectively, at December 31, 1995.

Corporate pension funds are the largest asset under active management by the Adviser. The Adviser's clients also include charitable and educational endowment funds, financial institutions, trusts and individual investors. As of December 31, 1995, the Adviser managed approximately $29 billion of assets.

         The Portfolio's portfolio managers are Ralph S. Tate and David C. Cameron. Mr. Tate and Mr. Cameron have been primarily responsible for the day-to-day management of the Fund's portfolio since its inception in January, 1991 and of the Portfolio's portfolio since the Fund's conversion to the Hub and Spoke master-feeder fund structure on March 29, 1996. Mr. Tate has served as a Director and Vice President of the Adviser since April, 1990 and prior thereto was a Vice President of Aetna Life and Casualty, Hartford, Connecticut. During the past five years, Mr. Cameron has served as a Director (1990) and Vice President of the Adviser.

         Subject to the supervision and direction of the Trustees of the Portfolio Trust, the Adviser manages the Portfolio in accordance with its stated investment objective and policies, recommends investment decisions for the Portfolio, places orders to purchase and sell securities on behalf of the Portfolio, and permits the Portfolio to use the name "Standish." For its services to the Portfolio, the Adviser receives a monthly fee equal on an annual basis to 0.50% of the Portfolio's average daily net assets. For the Fund's fiscal year ended December 31, 1995, advisory fees amounted to $557,342, which represented 0.50% of the Fund's average net assets.

Administrator of the Fund

         Standish also serves as administrator to the Fund (the "Administrator") pursuant to an administration agreement. As Administrator, Standish manages the affairs of the Fund, provides all necessary office space and services of executive personnel for administering the affairs of the Fund, and allows the Fund to use the name "Standish." For these services, Standish currently does not receive any additional compensation. The Trustees of either the Trust may, however, determine in the future to compensate Standish for its administrative services.

Expenses


         The Portfolio and the Fund, as the case may be, will each be responsible for all of its respective costs and expenses not expressly stated to be payable by Standish under the investment advisory agreement with the Portfolio or the administration agreement with the Fund. Among other expenses, the Portfolio will pay investment advisory fees; bookkeeping, share pricing and custodian fees and expenses; expenses of investor reports; and expenses of the Portfolio's administrator. The Fund will pay shareholder servicing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports which are furnished to existing shareholders. Each of the Fund and the Portfolio will pay legal and auditing fees; registration and reporting fees and expenses; and Trustees' fees and expenses. The Trust's principal Underwriter, Standish Fund Distributors, L.P., bears without subsequent reimbursement the distribution expenses attributable to the offering and sale of Fund shares. Expenses of the Trust or the Portfolio Trust which relate to more than one of their respective series are allocated among such series by the Adviser and SIMCO in an equitable manner, primarily on the basis of relative net asset values. For the fiscal year ended December 31, 1995, expenses borne by the Fund amounted to $745,243 which represented 0.67% of the Fund's average daily net assets.

         Standish has voluntarily agreed to limit the master-feeder aggregate annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) of the Fund and the Portfolio to the Fund's ratio of expenses to average net assets in effect immediately prior to the Fund's conversion to the Hub and Spoke master-feeder fund structure. Standish may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so. In addition, Standish has agreed in the administration agreement to limit the Fund's aggregate annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to the permissible limit applicable in any state in which shares of the Fund are then qualified for sale. Standish has also agreed to limit the Portfolio's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.80% of the Portfolio's average daily net assets. If the expense limit is exceeded, the compensation due Standish for such fiscal year shall be proportionately reduced by the amount of such excess by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month, subject to readjustment during such fiscal year.


Portfolio Transactions


         Subject to the supervision of the Trustees of the Portfolio

Trust, the Adviser selects the brokers and dealers that execute orders to purchase and sell portfolio securities for the Portfolio. The Adviser will generally seek to obtain the best available price and most favorable execution with respect to all transactions for the Portfolio.

         Subject to the consideration of best price and execution and to applicable regulations, the receipt of research and sales of Fund shares may also be considered factors in the selection of brokers and dealers that execute orders to purchase and sell portfolio securities for the Portfolio.


                              FEDERAL INCOME TAXES

         The Fund presently qualifies and intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income (including capital gains) distributed to shareholders in the form of dividends or capital gain distributions in accordance with certain timing requirements of the Code.

         The Fund will be subject to nondeductible 4% excise tax under the Code to the extent that it fails to meet certain distribution requirements with respect to each calendar year. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the Fund during October, November or December of the year but paid during the following January. Such distributions will be taxable to taxable shareholders as if received on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.


         Shareholders which are taxable entities or persons will be subject to federal income tax on dividends and capital gain distributions made by the Fund. These dividends and distributions will be attributable to the Fund's allocable share of the net income and net long-term and short-term capital gains of the Portfolio and will also take into account any expenses incurred or income earned directly by the Fund. Dividends paid by the Fund from net investment income, certain net foreign currency gains, and any excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income, whether received in cash or Fund shares. The portion of such dividends attributable to the Fund's allocable share of qualifying dividends the Portfolio receives, if any, may qualify for the 70% corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations under the Code. Dividends paid by the Fund from net capital gain (the excess of net long-term capital gain over net short-term capital loss), called "capital gain distributions," will be taxable to shareholders as long-term capital gains, whether received in cash or Fund shares and without regard to how long the shareholder has held shares of the Fund. Capital gain distributions do not qualify for the corporate dividends received deduction. Dividends and capital gain distributions may also be subject to state and local or foreign taxes.


         The Portfolio anticipates that it may be subject to foreign withholding taxes or other foreign taxes on income (possibly including capital gains) on certain foreign investments (if any), which will reduce the yield or return on those investments. Such taxes may be reduced or eliminated pursuant to an income tax treaty in some cases. The Fund anticipates that it generally will not qualify to pass its allocable share of such foreign taxes and any associated tax deductions or credits through to its shareholders.


         Redemptions and repurchases of shares are taxable events on which a shareholder may recognize a gain or loss. Special rules recharacterize as long-term any losses on the sale or exchange of Fund shares with a tax holding period of six months or less, to the extent the shareholder received a capital gain distribution with respect to such shares.


         Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends, capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the Fund with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless a current IRS Form W-8 or an acceptable substitute is furnished to the Fund, to backup withholding on certain payments from the Fund.

         A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) investments in certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied.
Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, including the effect, if any, of the Fund's indirect ownership (through the Portfolio) of any such obligations.


         After the close of each calendar  year,  the Fund will send a notice to
shareholders  that  provides   information  about  the  federal  tax  status  of
distributions to shareholders for such calendar year.

                           THE FUND AND THE PORTFOLIO

         The Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the Fund. Each share of the Fund is entitled to one vote. All Fund shares have equal rights with regard to voting, redemption, dividends, distributions and liquidation, and shareholders of the Fund have the right to vote as a separate class with respect to certain matters under the 1940 Act and the Agreement and Declaration of Trust. Shares of the Fund do not have cumulative voting rights. Fractional shares have proportional voting rights and participate in any distributions and dividends. When issued, each Fund share will be fully paid and nonassessable. Shareholders of the Fund do not have preemptive or conversion rights.

         Certificates representing shares of the Fund will not be issued.

         The Trust has established fourteen series that currently offer their shares to the public and may establish additional series at any time. Each series is a separate taxpayer, eligible to qualify as separate regulated investment company for federal income tax purposes. The calculation of the net asset value of a series and the determination of the tax consequences of investing in a series will be determined separately for each series.


         The Trust is not required to hold annual meetings of shareholders. Special meetings of shareholders may be called from time to time for purposes such as electing or removing Trustees, changing a fundamental policy, or approving an investment advisory agreement.


         If less than two-thirds of the Trustees holding office have been elected by shareholders, a special meeting of shareholders of the Trust will be called to elect Trustees. Under the Agreement and Declaration of Trust and the 1940 Act, the record holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for the purpose or by a written declaration filed with each of the Trust's custodian banks. Except as described above, the Trustees will continue to hold office and may appoint successor Trustees. Whenever ten or more shareholders of the Trust who have been such for at least six months, and who hold in the aggregate shares having a net asset value of at least $25,000 or which represent at least 1% of the outstanding shares, whichever is less, apply to the Trustees in writing stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting, and such application is accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five (5) business days after receipt of such application either (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication or form of request.


         The Portfolio, in which all the Investable Assets of the Fund are invested, is a series of Standish, Ayer & Wood Master Portfolio, an open-end management investment company. The Portfolio Trust's Declaration of Trust provides that the Portfolio Trust may establish and designate separate series of the Portfolio Trust. The Portfolio Trust has established four series and may establish additional series at any time. The Portfolio Trust's Declaration of Trust also provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations.
Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. The interests in the Portfolio Trust are divided into separate series, such as the Portfolio. No series of the Portfolio Trust has any preference over any other series.

         Investors in other series of the Portfolio Trust will not be involved in any vote involving only the Portfolio. Investors of all of the series of the Portfolio Trust will, however, vote together to elect Trustees of the Portfolio Trust and for certain other matters affecting the Portfolio Trust. As provided by the 1940 Act, under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

         Inquiries concerning the Fund should be made by contacting the Fund or the Principal Underwriter at the address and telephone number listed on the cover of this Prospectus.

                              PRINCIPAL UNDERWRITER

         Standish Fund Distributors, L.P., One Financial Center, 26th Floor, Boston, Massachusetts 02111, serves as the Trust's principal underwriter.



             CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

         Investors Bank & Trust Company, 24 Federal Street, Boston,

Massachusetts 02110, serves as the Fund's transfer and dividend disbursing agent and as custodian of all cash and securities of the Portfolio.


                             INDEPENDENT ACCOUNTANTS


         Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109 and Coopers & Lybrand, P.O. Box 219, Grand Cayman, Cayman Islands, BWI, serve as independent accountants for the Trust and the Portfolio Trust, respectively, and will audit the Fund's and the Portfolio's respective financial statements annually.


                                  LEGAL COUNSEL


         Hale and Dorr, 60 State Street, Boston, Massachusetts 02109, is legal counsel to the Trust, the Portfolio Trust and to the Adviser.




         No dealer, salesman or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the Statement of Additional Information, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.



                         TAX CERTIFICATION INSTRUCTIONS

         Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number (TIN) and the certifications contained in the Account Purchase Application (Application) or you are otherwise subject to backup withholding. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your Federal income tax return.

         For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS, and you should write "Applied For" in the space for a TIN on the Application.

         Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and underline "exempt" in section 2(a) of the TIN section of the Application to avoid possible erroneous withholding. Non-resident aliens and foreign entities may be subject to withholding of up to

30% on certain distributions received from the Fund and must provide certain certifications on IRS Form W-8 to avoid backup withholding with respect to other payments. For further information, see IRC Sections 1441, 1442 and 3406 and/or consult your tax adviser.

                              STANDISH EQUITY FUND


Investment Adviser

Standish, Ayer & Wood, Inc.
One Financial Center
Boston, Massachusetts 02111

Custodian

Investors Bank & Trust Company
24 Federal Street
Boston, Massachusetts 02110


Principal Underwriter

Standish Fund Distributors, L.P.
One Financial Center
Boston, Massachusetts 02111


Independent Accountants

Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

Legal Counsel

Hale and Dorr
60 State Street
Boston, Massachusetts 02109







 SAW0003F

Prospectus dated  March 29, 1996


                                   PROSPECTUS
                           STANDISH FIXED INCOME FUND

                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 221-4795

         Standish Fixed Income Fund (the "Fund") is one fund in the Standish, Ayer & Wood family of funds. The Fund is organized as a separate diversified investment series of Standish, Ayer & Wood Investment Trust (the "Trust"), an open-end management investment company.


         The Fund is designed primarily, but not exclusively, for tax-exempt institutional investors, such as pension and profit-sharing plans, foundations and endowments. The Fund's investment objective is primarily to achieve a high level of current income, consistent with preserving principal and liquidity, and secondarily to seek capital appreciation when market factors such as declining interest rates indicate that capital appreciation may be available without significant risk to principal. The Fund seeks to achieve its investment objective by investing all its investable assets (the "Investable Assets") in the Standish Fixed Income Portfolio (the "Portfolio") which has the same investment objective as the Fund. The Portfolio is a series of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is also an open-end management investment company. The Portfolio will seek to achieve its investment objective primarily through investing in a diversified portfolio of investment-grade fixed-income securities with an average dollar-weighted maturity of five to thirteen years. However, the Portfolio may invest up to 15% of its net assets in securities which are classified by the rating agencies in the highest category of non-investment grade securities, carry a high degree of risk and are considered speculative by the rating agencies. See "Investment Policies." Standish, Ayer & Wood, Inc. ("Standish"), Boston, Massachusetts, is the Portfolio's investment adviser (the "Adviser").

         UNLIKE OTHER MUTUAL FUNDS WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIOS OF SECURITIES, THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN THE PORTFOLIO WHICH IS A SEPARATE FUND WITH AN IDENTICAL INVESTMENT OBJECTIVE. SEE "SPECIAL INFORMATION CONCERNING THE HUB AND SPOKE(R) MASTER-FEEDER FUND STRUCTURE" ON PAGE .

         Investors may purchase shares of the Fund from the Trust's principal underwriter, Standish Fund Distributors, L.P. (the "Principal Underwriter"), at the address and phone number set forth above without a sales commission or other transaction charges. Unless waived by the Fund, the minimum initial investment is $100,000. Additional investments may be made in amounts of at least $5,000.

         This Prospectus is intended to set forth concisely the information about the Fund and the Trust that a prospective investor should know before investing. Investors are encouraged to read this Prospectus and retain it for future reference. Additional information about the Fund and the Trust is contained in a Statement of Additional Information which has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by calling or writing the Principal Underwriter at the telephone number or address set forth above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference into this Prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    CONTENTS

Expense Information
Financial Highlights
Investment Objective and Policies
Risk Factors and Suitability
 Special Information Concerning the Hub and Spoke Master-Feeder
Fund Structure
Calculation of Performance Data
Dividends and Distributions
Purchase of Shares
 Exchange of Shares
Redemption of Shares
Management
Federal Income Taxes
The Fund and  the Portfolio
Principal Underwriter
Custodian, Transfer Agent and Dividend-Disbursing Agent
Independent Accountants
Legal Counsel
Appendix A
Tax Certification Instructions

                               EXPENSE INFORMATION

Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                                    None
Maximum Sales Load Imposed on Reinvested Dividends                         None
Deferred Sales Load                                                        None
Redemption Fees                                                            None


Annual  Operating Expenses
Management  Fees1                                                         0.32%
12b-1 Fees                                                                 None
Other Expenses (After Expense Limitation)                                 0.05%*
Total  Operating Expenses * (After Expense Limitation)                    0.37%*




Example                                        1 yr.          3 yrs.           5 yrs.       10 yrs.
-------                                        -----          ------           ------       -------
You would pay the following
expenses on a $1,000 investment,
assuming (1) 5% annual return and
(2) redemption at the end
of each

time period:                                   $4              $12              $21          $47



You would pay the following
expenses on the same investment,

assuming no redemption:                        $4              $12              $21          $47


         The purpose of the above table is to assist the investor in understanding the various costs and expenses of the Fund and the Portfolio that an investor in the Fund will bear directly or indirectly. The figure shown in the caption "Other Expenses," which includes, among other things, custodian and transfer agent fees, registration costs and payments for insurance and audit and legal services, is based on the Fund's expenses for the fiscal year ended December 31, 1995. The Trustees of the Trust believe that over time the aggregate per share expenses of the Fund and the Portfolio will not be more than the expenses which the Fund would incur if it were to retain the services of an investment adviser and the Investable Assets of the Fund were invested directly in the types of securities being held by the Portfolio.

1 As of the close of business on March 29, 1996, the Fund transferred its Investable Assets to the Portfolio in exchange for an interest in the Portfolio. Prior to such date, the Trust, on behalf of the Fund, retained Standish as its investment adviser.

* Standish has voluntarily agreed to limit the master-feeder aggregate annual operating expenses of the Fund and the Portfolio (excluding brokerage commissions, taxes and extraordinary expenses) to the Fund's ratio of expenses to average net assets in effect immediately prior to the Fund's conversion to the Hub and Spoke master-feeder fund structure. Standish may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so. In the absence of such agreement, Other Expenses, the Total Operating Expenses of the Fund and the Portfolio are estimated to be 0.06% and 0.37%, respectively, of average daily net assets.

         For more information with respect to the expenses of the Fund and the Portfolio see "Management -- Investment Adviser" and "Management -- Expenses" herein.


         THE INFORMATION IN THE TABLE AND HYPOTHETICAL EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

                              FINANCIAL HIGHLIGHTS


         The financial highlights for the years ended December 31, 1993 , 1994 and 1995 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report, together with the financial statements of the Fund, is incorporated into the Statement of Additional Information.


                                                    Year Ended December 31,
                                                    -----------------------

                                       1995    1994     1993      1992*    1991*    1990*   1989*    1988     1987*+
                                       ----    ----     ----      -----    -----    -----   -----    ----     ------


Net asset value - beginning of period          $21.25   $20.55    $20.96   $19.56   $19.54   $18.84   $18.99  $20.00

Income from investment operations:
     Net investment income                      $1.25    $1.50     $1.59    $1.68    $1.76    $1.81    $1.72   $1.17
     Net realized and unrealized gain
      (loss) on investments                     (2.29)    1.45    (0.18)     1.66    (0.05)   0.69     (0.13)   1.07
                                                ------    ----    ------     ----    ------   ----     ------   ----

     Total from investment operations           ($1.04)  $2.95     $1.41    $3.34    $1.71    $2.50    $1.59   $0.10

Less distributions declared to shareholders:
     From net investment income                 ($1.10) ($1.51)   ($1.52)  ($1.49)  ($1.69)  ($1.80)  ($1.74) ($1.11)
     In excess of net investment income            --    (0.04)      --       --       --       --       --      --
     From realized gain                          (0.04)  (0.70)    (0.30)   (0.45)     --       --       --      --
     Tax return of capital                       (0.16)    --        --       --       --       --       --      --
                                                  ----    ----      ----     ----     ----     ----     ----     ----

Total distributions declared
  to shareholders                               ($1.30) ($2.25)   ($1.82)   ($1.94)  ($1.69)  ($1.80)  ($1.74)  ($1.11)
                                                -------  -------  -------  -------  -------   ------    ------   ------

Net asset value - end of period                  $18.91  $21.25    $20.55   $20.96   $19.56   $19.54    $18.84   $18.99
                                                 ======  ======    =======   =====   ======   ======    ======   ======



Total return                                     (4.86)%   14.64%    6.88%    17.65%9.23%    13.75%   8.53%    0.83% t


Ratios (to average net assets)
  /Supplemental Data:
     Expenses                                      0.38%   0.40%     0.41%    0.46%    0.49%    0.53%    0.54%    0.59% t

     Net investment income                         7.25%   7.07%     7.61%    8.28%    9.07%    9.26%    8.94%    8.16% t

Portfolio turnover                                  122%    150%      217%     176%     107%    106%      119%     73%


Net assets at end of period
 (000 omitted)                                $1,642,933 $1,307,099 $919,909  $631,457 $397,267 $264,874 $198,836 $156,834


t        Computed on an annualized basis.
*        Audited by other auditors.
+        For the period from March 27, 1987 (start of business) to December 31,
         1987.


         Further information about the performance of the Fund is contained in the Fund's Annual Report, which may be obtained from the Principal Underwriter without charge.


                        INVESTMENT OBJECTIVE AND POLICIES

Investment Objective


         The Fund seeks to achieve its investment objective by investing all its Investable Assets in the Portfolio which has the same investment objective as the Fund. There can be no assurance that the investment objective of either the Fund or the Portfolio will be achieved.

         Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments and investment policies of the Portfolio.

         The Portfolio's investment objective is primarily to achieve a high level of current income, consistent with conserving principal and liquidity, and secondarily to seek capital appreciation when changes in interest rates or other economic conditions indicate that capital appreciation may be available without significant risk to principal. Such capital appreciation may result from an improvement in the credit standing of an issuer whose securities are held by the Portfolio or from a decline in interest rates or from a combination of both factors. The Portfolio will seek to achieve its investment objective primarily through investing in a diversified portfolio of fixed-income securities, generally of investment grade, with an average dollar-weighted maturity of five to thirteen years. Because of the uncertainty inherent in all investments, no assurance can be given that either the Fund or the Portfolio will achieve its investment objective.

         The investment objective of the Fund is a fundamental policy which may not be changed without a vote of the Fund's shareholders. The investment objective of the Portfolio is not a fundamental policy and may be changed upon notice to but without the approval of the Portfolio's investors. Investment policies which are not fundamental policies may be changed by the Trustees of the Trust and the Trustees of the Portfolio Trust without the approval of the Fund's shareholders or the Portfolio's investors. The Fund's and the Portfolio's investment policies are described further in the Statement of Additional Information.


Investment Policies

         The Portfolio may invest in a broad range of fixed-income securities, including bonds, notes, mortgage-backed and asset-backed securities, preferred stock and convertible debt securities. The Portfolio may purchase securities that pay interest on a fixed, variable, floating (including inverse floating), contingent, in-kind or deferred basis. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in such securities. Because the

Portfolio is seeking a high level of current income, the possibility that it will exercise the conversion options of any high yield convertible debt securities it acquires is remote. Investors should be aware that investing in mortgage-backed securities involves risks of fluctuation in yields and market prices and of early prepayments on the underlying mortgages.

         The Portfolio will normally invest in U.S. dollar denominated securities, but may invest up to 20% of its total assets in securities denominated in foreign currencies; provided, however, that at any particular time, no more than 10% of the Portfolio's total assets will be invested in foreign securities which are not subject to currency hedging transactions back into U.S. dollars. See "Risk Factors and Suitability" for a description of the risks associated with investments in foreign securities.

         Although the Fund is intended primarily for tax-exempt institutional investors and will be managed without regard to potential tax considerations, the Portfolio may invest up to 10% of its total assets in tax-exempt securities, such as state and municipal bonds, if the Adviser believes they will provide competitive returns. The Fund's distributions of its allocable portion of the interest the Portfolio earns from such securities will not be tax-exempt. The Portfolio may adopt a temporary defensive position during adverse market conditions by investing without limit in high quality money market instruments, including short-term U.S. Government securities, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, floating-rate notes and repurchase agreements.

         The Portfolio will not have more than 25% of the current value of its total assets invested in any single industry, provided that this restriction shall not apply to U.S. Government securities, including mortgage pass-through securities (GNMAs). Rather, the Portfolio will invest in a broad range of bond market sectors, especially those deemed by the Adviser to be undervalued and consequently underpriced and offering higher yields relative to the market as a whole. Such sectors include mortgage pass-throughs, electric, telephone and gas utilities, industrials, bank holding companies, Eurodollar bonds and original issue discount bonds (i.e., bonds which are offered by an issuer at a discount from their stated par value and which, because of uncertainty about their quality, are potentially more volatile). In order to achieve its investment objective, the Portfolio will seek to add value by selecting undervalued investments, thus taking advantage of lower prices and higher yields, rather than by varying the maturities of its portfolio investments to reflect interest rate forecasts. Investments in bonds with maturities of five to fifteen years will be emphasized, and it is expected that the average dollar-weighted maturity of the Portfolio's portfolio will vary from five to thirteen years.

Ratings

         The Portfolio will generally invest in investment grade fixed-income securities, i.e., securities which, at the date of investment, are rated within the four highest grades as determined by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or by Standard & Poor's Ratings Group ("Standard & Poor's") (AAA, AA, A or BBB) or their respective equivalent ratings or, if not rated, judged by the Adviser to be of equivalent credit quality to securities so rated. Securities rated Baa by Moody's or BBB by Standard & Poor's and unrated securities of equivalent credit quality are considered medium grade obligations with speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and repay principal on these securities than is the case for issuers of higher rated securities.

         The Portfolio may invest up to 15% of its net assets in securities rated either Ba by Moody's or BB by Standard & Poor's or, if not rated, are judged by the Adviser to be of equivalent credit quality to securities so rated ("BB Rated Securities"). Securities rated Ba by Moody's or BB by Standard & Poor's, are classified in the highest category of non-investment grade securities. Such securities may be considered to be high-yield securities ("junk bonds"), carry a high degree of risk and are considered speculative by the major credit rating agencies. The Portfolio intends to avoid what it perceives to be the most speculative areas of the BB Rated Securities universe. See "Risk Factors and Suitability" for a description of the risks associated with investments in BB Rated Securities.

         It is anticipated that the average dollar-weighted rated credit quality of the securities in the Portfolio's portfolio will be Aa or AA according to Moody's and Standard & Poor's ratings, respectively, or of comparable credit quality as determined by the Adviser. In the case of a security that is rated differently by the two rating services, the higher rating is used in computing the Portfolio's average dollar-weighted credit quality and in connection with the Portfolio's policy regarding BB Rated Securities. In the event that the rating on a security held in the Portfolio's portfolio is downgraded by a rating service, such action will be considered by the Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security. In determining whether securities are of equivalent credit quality, the Adviser may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies. In the case of unrated sovereign, subnational and sovereign related debt of foreign countries, the Adviser may take into account, but will not rely entirely on, the ratings assigned to the issuers of such securities. Appendix A sets forth excerpts from the descriptions of ratings of corporate debt securities and sovereign, subnational and sovereign related debt of foreign countries.

Mortgage-Backed Pass-Through Securities

         Mortgage-backed "pass-through securities" are subject to regular payments of principal and early prepayments of principal, which will affect the Fund's current and total returns. While it is not possible to predict accurately the life of a particular issue of mortgage-backed "pass-through securities" held by the Portfolio, the actual life of any security is likely to be substantially less than the original average maturity of the mortgage pool underlying the security because unscheduled early prepayments of principal on the security owned by the Portfolio will result from the prepayment, refinancing or foreclosure of the underlying mortgage loans in the mortgage pool.
 For example, mortgagors may speed up the rate at which they prepay their mortgages while interest rates decline sufficiently to encourage refinancing. The Portfolio, when the monthly payments (which may include unscheduled prepayments) on a security are passed-through to it, may be able to reinvest them only at a lower rate of interest. Because of the regular scheduled payments of principal and the early unscheduled prepayments of principal, the mortgage-backed "pass-through security" is less effective than other types of obligations as a means of locking in attractive long-term interest rates. As a result, this type of security may have less potential for capital appreciation during periods of declining interest rates than other U.S. Government securities of comparable maturities, although many issues of mortgage-backed "pass-through securities" may have a comparable risk of decline in market value during periods of rising interest rates. Although a security purchased at a premium above its par value may carry a higher stated rate of return, both a scheduled payment of principal, which will be made at par, and an unscheduled prepayment of principal generally will decrease current and total returns and will accelerate the recognition of income which, when distributed to Fund shareholders, will be taxable as ordinary income.


Collateralized Mortgage Obligations (CMOs)

         The issuer of a CMO effectively transforms a mortgage pool into obligations comprised of several different maturities, thus creating mortgage securities that appeal to short and intermediate term investors as well as the more traditional long-term mortgage investor. CMOs are debt securities issued by Federal Home Loan Mortgage Corporation, Federal National Mortgage Corporation and by non-governmental financial institutions and other mortgage lenders and are generally fully collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series which have different maturities and are generally retired in sequence. CMOs are designed to be retired as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus the early retirement of a particular class or series of a CMO held by the Portfolio would affect the Fund's current and total returns in the manner indicated above.

         In making investments in CMOs, the Adviser will take into account the following considerations: the total return on CMOs will vary with interest rates, which cannot be predicted; the maturity of the CMOs is variable and is not known at the time of purchase; prepayments on the CMOs will depend upon prevailing interest rates and the CMOs may have a shorter life than expected; and, because CMOs are relatively new securities and have not been in existence through all market cycles, the risks of investing in CMOs are not fully known.

Strategic Transactions

         The Portfolio may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Portfolio may change over time as new instruments and strategies are developed or regulatory changes occur.

         In the course of pursuing its investment objective, the Portfolio may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for the Portfolio's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Portfolio's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although the Portfolio's net loss exposure resulting from Strategic Transactions entered into for such purposes will not exceed 3% of the Portfolio's net assets at any one time and, to the extent necessary, the Portfolio will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating the Portfolio's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser anticipates that the Belgian franc will appreciate relative to the French franc, the Portfolio may take a long forward currency position in the Belgian franc and a short foreign currency position in the French franc. Under such circumstances, any unrealized loss in the Belgian franc position would be netted against any unrealized gain in the French franc position (and vice versa) for purposes of calculating the Portfolio's net loss exposure. The ability of the Portfolio to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Portfolio's activities involving Strategic Transactions may be limited to enable the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

         Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the Portfolio, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the Portfolio can realize on its investments or cause the Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in the Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio's position. The writing of options could significantly increase the Portfolio's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, these transactions tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the Portfolio in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, the Portfolio will limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of the Portfolio's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized. Further information concerning the Portfolio's Strategic Transactions is set forth in the Statement of Additional Information.

When-Issued Securities and "Delayed Delivery" Securities
         The Portfolio may commit up to 15% of its net assets to purchase securities on a "when-issued" or "delayed delivery" basis. Although the Portfolio would generally purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, the Portfolio may dispose of a when-issued or delayed delivery security prior to settlement if the Adviser deems it appropriate to do so. The payment obligation and the interest rate on these securities will be fixed at the time the Portfolio enters into the commitment, but no income will accrue to the Portfolio until they are delivered and paid for. Unless the Portfolio has entered into an offsetting agreement to sell the securities, cash or liquid, high grade debt securities equal to the amount of the Portfolio's commitment will be segregated and maintained with the custodian for the Portfolio to secure the Portfolio's obligation and to ensure that it is not leveraged. The market value of the securities when they are delivered may be less than the amount paid by the Portfolio.


Repurchase Agreements

         The Portfolio may invest up to 5% of its net assets in repurchase agreements under normal circumstances. Repurchase agreements acquired by the Portfolio will always be fully collateralized as to principal and interest by money market instruments and will be entered into only with commercial banks, brokers and dealers considered creditworthy by the Adviser. If the other party or "seller" of a repurchase agreement defaults, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Portfolio in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, the Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement.


Short-Selling

         The Portfolio may make short sales, which are transactions in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

         Until the Portfolio replaces a borrowed security in connection with a short sale, the Portfolio will: (a) maintain daily a segregated account not with the broker, containing cash or U.S. Government securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short ; or (b) otherwise cover its short position.

         The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates by an amount greater than premium and transaction costs. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of dividends or interest the Portfolio may be required to pay in connection with a short sale.

         The Portfolio's loss on a short sale as a result of an increase in the price of a security sold short is potentially unlimited. The Portfolio may purchase call options to provide a hedge against an increase in the price of a security sold short by the Portfolio. When the Portfolio purchases a call option it must pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by the Portfolio, the premium and the commission paid may be more than the amount of the brokerage commission charged if the security were to be purchased directly. See "Strategic Transactions" above.

         The Portfolio anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 5% of the value of the Portfolio's net assets.

         In addition to the short sales discussed above, the Portfolio may make short sales "against the box," a transaction in which the Portfolio enters into a short sale of a security which the Portfolio owns. The proceeds of the short sale are held by a broker until the settlement date at which time the Portfolio delivers the security to close the short position. The Portfolio receives the net proceeds from the short sale.


Forward Roll Transactions

         In order to enhance current income, the Portfolio may enter into forward roll transactions with respect to mortgage-backed securities to the extent of 10% of its net assets.
 In a forward roll transaction, the Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, such as repurchase agreements or other short-term securities, and the income from these investments, together with any additional fee income received on the sale and the amount gained by repurchasing the securities in the future at a lower purchase price, will generate income and gain for the Portfolio which is intended to exceed the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities. At the time the Portfolio enters into a forward roll transaction, it will place in a segregated custodial account cash or liquid, high quality debt obligations having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that the equivalent value is maintained.


Illiquid and Restricted Securities

         The Portfolio may not invest more than 15% of its net assets in illiquid investments and securities that are subject to restrictions on resale (i.e., private placements) under the Securities Act of 1933 (the "1993 Act"), including securities eligible for resale in reliance on Rule 144A under the 1933 Act ("restricted securities"). Illiquid investments include securities that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain over-the-counter options, and restricted securities, unless it is determined, based upon continuing review of the trading markets for the specific restricted security, that such restricted security is eligible for resale under Rule 144A and is liquid. The Board of Trustees of the Portfolio Trust has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations. Investing in restricted securities eligible for resale pursuant to Rule 144A could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

 The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Portfolio Turnover

         Portfolio turnover is not expected to exceed 200% on an annual basis. A rate of turnover of 100% would occur if the value of the lesser of purchases and sales of portfolio securities for a particular year equaled the average monthly value of portfolio securities owned during the year (excluding short-term securities). A high rate of portfolio turnover (100% or more) involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by the Portfolio and thus indirectly by the Fund and its shareholders. It may also result in the realization of larger amounts of net short-term capital gains, distributions from which are taxable to Fund shareholders as ordinary income and may, under certain circumstances, make it more difficult for the Fund to qualify as a regulated investment company under the Code. The portfolio turnover rates are listed in the section captioned "Financial Highlights."


Investment Restrictions

         Each of the Fund and the  Portfolio  have adopted  certain  fundamental
policies  which  may  not  be  changed   without  the  approval  of  the  Fund's
shareholders or the Portfolio's investors, as the case may be.

         The Fund has the same investment restrictions as the Portfolio, except that the Fund may invest substantially all of its Investable Assets in an open-end management investment company with substantially the same investment objective as the Fund.

References below to the Portfolio's investment restrictions also include the Fund's investment restrictions. These policies provide, among other things, that the Portfolio may not: (i) invest, with respect to at least 75% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer; (ii) issue senior securities, borrow money or securities or pledge or mortgage its assets, except that the Portfolio may (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes (but not for investment purposes) in an amount up to 15% of the current value of its total assets, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Portfolio may not make any additional investments while its outstanding bank borrowings exceed 5% of the current value of its total assets; or (iii) lend portfolio securities .

         If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Portfolio's assets will not constitute a violation of the restriction. Additional fundamental policies adopted by the Fund and the Portfolio are described in the Statement of Additional Information.


                          RISK FACTORS AND SUITABILITY


         The Fund is designed primarily for tax-exempt institutional investors such as pension or profit-sharing plans, foundations and endowments which seek to maximize total return and whose beneficiaries are in a position to benefit from the tax-deferred reinvestment of the quarterly income dividends and any capital gains distributions paid by the Fund. The Fund may also be suitable for other investors, depending upon their investment goals and financial and tax positions. Although the price of the Fund's shares may fluctuate more than short-term money market instruments, the Fund will seek to keep such volatility below that of longer-term debt securities by limiting the average term of securities in its portfolio. The Fund is not intended to provide an investment program meeting all the requirements of an investor.
 Additionally, notwithstanding the Portfolio's ability to diversify and spread risk by holding securities of a number of portfolio companies, investors should invest in the Fund only if they are able and prepared to bear the risk of investment losses which may accompany the investments contemplated by the Portfolio.


         Yields on debt securities depend on a variety of factors, such as general conditions in the money and bond markets, and the size, maturity and rating of a particular issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater potential capital appreciation and depreciation. The market prices of debt securities usually vary depending upon available yields, rising when interest rates decline and declining when interest rates rise.

Foreign Securities

         Investing in securities of foreign issuers and securities denominated in foreign currencies or utilizing foreign currency transactions involves certain risks of political, economic and legal conditions and developments not typically associated with investing in United States companies. Such conditions or developments might include unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets of companies in which the Portfolio invests, nationalization of such companies, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against a foreign issuer. Also, foreign securities may not be as liquid and may be more volatile than comparable domestic securities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The Portfolio , in connection with its purchases and sales of foreign securities, other than those denominated in U.S. dollars, will incur transaction costs in converting currencies. Also, brokerage costs in purchasing and selling corporate securities in foreign securities markets are sometimes higher than such costs in comparable transactions in domestic securities markets, and foreign custodial costs relating to the Portfolio's portfolio securities are higher than domestic custodial costs.


BB Rated Securities

         Investing in BB Rated Securities involves a higher degree of credit risk (the risk that the issuer will not make interest or principal payments when due) than investing in higher rated securities. In the event of an unanticipated default, the Portfolio will experience a reduction in its income, and could expect a decline in the market value of the securities so affected. More careful analysis of the financial condition of each issuer of BB Rated Securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Periods of economic or political uncertainty and change can be expected to result in volatility in prices of these securities.


         BB Rated Securities generally offer a higher yield, but may be subject to a higher risk of default in interest or principal payments than higher rated securities. The market prices of BB Rated Securities are generally less sensitive to interest rate changes than higher rated securities, but are generally more sensitive to adverse economic or political changes or, in the case of corporate issuers, to individual company developments. BB Rated Securities also may have less liquid markets than higher rated securities, and their liquidity, as well as their value, may be more severely affected by adverse economic conditions. Adverse publicity and investor perceptions of the market, as well as newly enacted or proposed legislation, may also have a negative impact on the market for BB Rated Securities.


         For the fiscal year ended December 31, 1995, the Fund's investments, on a dollar weighted basis, calculated at the end of each month, had the following credit quality characteristics:


Investments                                         Percentage


U.S. Government Securities                                      %
U.S. Government Agency Securities                               %


Bonds:


Aaa or AAA                                                      %
Aa or AA                                                        %
A or A                                                          %
Baa or BBB                                                      %
Ba or BB                                                        %
                                                           ------

                                                             100%


Special Information Concerning the Hub and Spoke(R) Master-Feeder
Fund Structure1

         Unlike other mutual funds which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its Investable Assets in the Portfolio, which has the same investment objective and restrictions as the Fund. The Portfolio in turn invests primarily in securities consistent with that objective. Therefore, an investor's interest in the Portfolio's securities is indirect, like investments in other investment companies and pooled investment vehicles only more so. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to the imposition of sales commissions and variations in other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Adviser [( ) - ].

         The Hub and Spoke master-feeder fund structure has been developed relatively recently, so shareholders should carefully

--------
1        Hub and Spoke(R) is a registered service mark of Signature Financial
         Group, Inc.

consider this investment approach.

         Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds that have large institutional investors). Additionally, because the Portfolio would have fewer assets in such a case, it may become less diversified, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio (other than a vote by the Fund to continue the operations of the Portfolio upon the withdrawal of another investor in the Portfolio), the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting.

         Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio) to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules thereunder. If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

         The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including investing all the Investable Assets of the Fund in another pooled investment entity having the same investment objectives as the Fund or retaining an investment adviser to manage the Fund's assets in accordance with the investment policies described above with respect to the Portfolio.

         The Fund's investment objective is a fundamental policy and may not be changed without the approval of the Fund's shareholders. The investment objective of the Portfolio is not a fundamental policy and may be changed without the approval of the investors in the Portfolio. Shareholders of the Fund will receive 30 days prior written notice with respect to any change in the investment objective of the Portfolio. See "Investment Objective and Policies" for a description of the fundamental policies of the Portfolio that cannot be changed without approval by the "vote of a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio.

         For descriptions of the investment objective, policies and restrictions of the Portfolio, see "Investment Objective and Policies." For descriptions of the management of the Portfolio, see "Management" herein and in the Statement of Additional Information. For descriptions of the expenses of the Portfolio, see "Management" herein.


                         CALCULATION OF PERFORMANCE DATA


         From time to time the Fund may advertise its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. If the Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted. The "yield" of the Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). For the purpose of determining net investment income, the calculation includes among expenses of the Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated. From time to time, the Fund may compare its performance with that of other mutual funds with similar investment objectives, to stock, bond and other relevant indices, and to performance rankings prepared by recognized mutual fund statistical services. In addition, the Fund's performance may be compared to alternative investment or savings vehicles and/or to indexes or indicators of economic activity.


                           DIVIDENDS AND DISTRIBUTIONS


         The Fund's dividends from net investment income will be declared and distributed quarterly. The Fund's dividends from short-term and long-term capital gains, if any, after reduction by capital losses, will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and capital gains distributions, if any, are automatically reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.


                               PURCHASE OF SHARES


         Shares of the Fund may be purchased from the Principal Underwriter, which offers Fund shares to the public on a continuous basis. Shares are sold at the net asset value per share next computed after the purchase order is received in good order by the Principal Underwriter and payment for the shares is received by the Fund's custodian. Please see the Fund's account application or call the Principal Underwriter for instructions on how to make payment of shares to the Fund's custodian. Unless waived by the Fund, the minimum initial investment is $100,000. Additional investments may be made in amounts of at least $5,000.

         Shares of the Fund may also be purchased through securities dealers. Orders for the purchase of Fund shares received by dealers by the close of regular trading on the New York Stock Exchange on any business day and transmitted to the Principal Underwriter by the close of its business day (normally 4:00 p.m., New York City time) will be effected as of the close of regular trading on the New York Stock Exchange on that day, provided that payment for the shares is also received by the Fund's custodian on that day. Otherwise, orders will be effected at the net asset value per share determined on the next business day. It is the responsibility of dealers to transmit orders so they will be received by the Principal Underwriter before the close of its business day. Shares of the Fund purchased through dealers may be subject to transaction fees, no part of which will be received by the Fund, the Principal Underwriter or the Adviser.

         The Fund's net asset value per share is computed each day on which the New York Stock Exchange is open as of the close of regular trading on the exchange (currently 4:00 p.m., New York City time). The net asset value per share is calculated by determining the value of all the Fund's assets (i.e., the value of its investment in the Portfolio and other assets), subtracting all liabilities and dividing the result by the total number of shares outstanding. The Portfolio's portfolio securities are valued at the last sale prices, on the valuation day, on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid prices. Securities for which quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Trustees of the Portfolio Trust. Money market instruments with less than sixty days remaining to maturity when acquired by the

Portfolio are valued on an amortized cost basis unless the Portfolio Trust's Board of Trustees determines that amortized cost does not represent fair value. If the Portfolio acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees of the Portfolio Trust determine during such sixty-day period that amortized cost does not represent fair value. Additional information concerning the Portfolio's valuation policies is contained in the statement of Additional Information.

         In the sole discretion of the Trust, the Fund may accept securities instead of cash for the purchase of shares of the Fund. The Trust will ask the Adviser to determine that any securities acquired by the Fund in this manner are consistent with the investment objective, policies and restrictions of the Portfolio. The securities will be valued in the manner stated above. The purchase of shares of the Fund for securities instead of cash may cause an investor who contributed them to realize a taxable gain or loss with respect to the securities transferred to the Fund.

         The Trust reserves the right in its sole discretion (i) to suspend the offering of the Fund's shares, (ii) to reject purchase orders when in the best interest of the Fund and (iii) to modify or eliminate the minimum initial investment in Fund shares. The Fund's minimums for investing do not apply to accounts for which the Adviser or any of its affiliates serves as investment adviser or to employees of the Adviser or any of its affiliates or to members of such persons' immediate families. The Fund's minimums for investing apply to omnibus accounts rather than to the underlying participants in the omnibus accounts.

                               EXCHANGE OF SHARES

         Shares of the Fund may be exchanged for shares of one or more other funds in the Standish, Ayer & Wood family of funds. Shares of the Fund redeemed in an exchange transaction are valued at their net asset value next determined after the exchange request is received by the Trust. Shares of a fund purchased in an exchange transaction are sold at their net asset value next determined after the exchange request is received by the Trust and payment for the shares is received by the fund into which your shares are to be exchanged. Until receipt of the purchase price by the fund into which your shares are to be exchanged (which may take up to three business days), your money will not be invested. To obtain a current prospectus for any of the other funds in the Standish, Ayer & Wood family of funds, please call the Principal Underwriter at
(800) 221-4795. Please consider the differences in investment objectives and expenses of a fund as described in its prospectus before making an exchange.

Written Exchanges

         Shares of the Fund may be exchanged by written order to the Principal Underwriter, One Financial Center, Boston, Massachusetts 02111. A written exchange request must (a) state the name of the current Fund, (b) state the name of the fund into which the current Fund shares will be exchanged, (c) state the number of shares or the dollar amount to be exchanged, (d) identify the shareholder's account numbers in both funds and (e) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed as listed under "Written Redemption" below.

Telephonic Exchanges

         Shareholders who complete the telephonic privileges portion of the Fund's account application may exchange shares by calling the Principal Underwriter at (800) 221-4795. Telephonic privileges are not available to shareholders automatically; they must first elect the privileges. Proper identification will be required for each telephonic exchange. Please see
"Telephone Transactions" below for more information regarding telephonic transactions.

General Exchange Information

     All exchanges are subject to the following exchange restrictions: (i) the fund into which shares are being exchanged must be registered for sale in your state; (ii) exchanges may be made only between funds that are registered in the same name, address and, if applicable, taxpayer identification number; and (iii) unless waived by the Trust, the amount to be exchanged must satisfy the minimum account size of the fund to be exchanged into. Exchange requests will not be processed until payment for the shares of the current Fund have been received by the Principal Underwriter. The exchange privilege may be changed or discontinued and may be subject to additional limitations upon sixty (60) days' notice to shareholders, including certain restrictions on purchases by market-timer accounts.


                              REDEMPTION OF SHARES

         Shares of the Fund may be redeemed by any of the methods described below at the net asset value per share next determined after receipt of a redemption request in proper form. Redemptions will not be processed until a completed Share Purchase Application and payment for the shares to be redeemed have been received.

Written Redemption

         Shares of the Fund may be redeemed by written order to the Principal Underwriter, One Financial Center, 26th Floor, Boston, Massachusetts 02111. A written redemption request must (a) state the name of the Fund and the number of shares or the dollar amount to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. Signature (s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program or by any one of the following institutions, provided that such institution meets credit standards established by Investors Bank & Trust Company, the Fund's transfer agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or
(v) a national securities exchange, a registered securities exchange or a clearing agency. Additional supporting documents may be required in the case of estates, trusts, corporations, partnerships and other shareholders that are not individuals. Redemption proceeds will normally be paid by check mailed within three business days of receipt by the Principal Underwriter of a written redemption request in proper form. If shares to be redeemed were recently purchased by check, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such shares. This may take up to fifteen (15) days in the case of payments made by check.


Telephonic Redemption

         Shareholders  who complete  the  telephonic  privileges  portion of the
Fund's account application may redeem shares by calling the Principal Underwriter at (800) 221-4795. The telephonic redemption privilege is not available to shareholders automatically; they must first elect the privilege. Redemption proceeds will be mailed or wired in accordance with the shareholder's instruction on the account application to a pre-designated account. Redemption proceeds will normally be paid promptly after receipt of telephonic instructions, but no later than three business days thereafter, except as described above for shares purchased by check. Wire charges, if any, will be deducted from redemption proceeds. Redemption proceeds will be sent only by check payable to the shareholder of record at the address of record, unless the shareholder has indicated, in the initial application for the purchase of shares or subsequently in writing, a commercial bank to which redemption proceeds may be sent by wire. These instructions may be changed subsequently only in writing, accompanied by a signature guarantee, and additional documentation in the case of shares held by a corporation or other entity or by a fiduciary such as a trustee or executor.

Proper identification will be required for each telephonic redemption.


Repurchase Order

         In addition to written redemption of Fund shares, the Principal Underwriter may accept telephone orders from brokers or dealers for the repurchase of Fund shares or from the Adviser with respect to accounts over which it has investment discretion. The repurchase price is the net asset value per share next determined after receipt of the repurchase order by the Principal Underwriter and payment of the shares by the Fund's custodian. Brokers and dealers are obligated to transmit repurchase orders to the Principal Underwriter promptly prior to the close of the Principal Underwriter's business day (normally 4:00 p.m.). Brokers or dealers may charge for their services in connection with a repurchase of Fund shares, but neither the Trust nor the Principal Underwriter imposes a charge for share repurchases.

Telephone Transactions
         By maintaining an account that is eligible for telephonic exchange and redemption privileges, the shareholder authorizes the Adviser, the Principal Underwriter, the Trust and the Fund's custodian to act upon instructions of any person to redeem and/or exchange shares from the shareholder's account. Further, the shareholder acknowledges that, as long as the Fund employs reasonable procedures to confirm that telephonic instructions are genuine, and follows telephonic instructions that it reasonably believes to be genuine, neither the Adviser, nor the Principal Underwriter, nor the Trust, nor the Fund, nor the Fund's custodian, nor their respective officers or employees, will be liable for any loss, expense or cost arising out of any request for a telephonic redemption or exchange, even if such transaction results from any fraudulent or unauthorized instructions.

Depending upon the circumstances, the Fund intends to employ personal identification or written confirmation of transactions procedures, and if it does not, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. All telephone transaction requests will be recorded. Shareholders may experience delays in exercising telephone transaction privileges during periods of abnormal market activity. Accordingly, during periods of volatile economic and market conditions, shareholders may wish to consider transmitting redemption and exchange requests in writing.



                                     * * * *


         The proceeds paid upon redemption or repurchase may be more or less than the cost of the shares, depending upon the market value of the Portfolio's portfolio investments at the time of redemption or repurchase. The Fund intends to pay cash for all shares redeemed, but under certain conditions, the Fund may make payments wholly or partially in securities withdrawn from the Portfolio for this purpose. Please see the Statement of Additional Information for further information regarding the Fund's ability to satisfy redemption requests in-kind.

         Because of the cost of maintaining shareholder accounts, the Fund may redeem, at net asset value, the shares in any account which has a value of less than $50,000 as a result of redemptions or transfers. Before doing so, the Fund will notify the shareholder that the value of the shares in the account is less than the specified minimum and will allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the account to at least $50,000. The Fund may eliminate duplicate mailings of Fund materials to shareholders that have the same address of record.


                                   MANAGEMENT

Trustees
         The Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, a Massachusetts business trust. Under the terms of the Agreement and Declaration of Trust establishing the Trust, which is governed by the laws of The Commonwealth of Massachusetts, the Trustees of the Trust are ultimately responsible for the management of its business and affairs.


         The Portfolio is a separate investment series of Standish, Ayer & Wood Master Portfolio, a master trust fund organized under the laws of the State of New York. Under the terms of the Declaration of Trust, the affairs of the Portfolio are managed under the supervision of the Trustees of the Portfolio Trust.

         A majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Portfolio Trust, as the case may be, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are trustees of the Trust and of the Portfolio Trust, up to and including creating separate boards of trustees. See "Management" in the Statement of Additional Information for more information about the Trustees and officers of the Trust and the Portfolio Trust.


Investment Adviser

         Standish, One Financial Center, Boston, Massachusetts 02111, serves as investment adviser to the Portfolio pursuant to an investment advisory agreement and manages the Portfolio's investments and affairs subject to the supervision of the Trustees of the Portfolio Trust. The Adviser is a Massachusetts corporation incorporated in 1933 and is a registered investment adviser under the Investment Advisers Act of 1940.

         The Adviser provides fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States. The Adviser also provides investment advisory services to certain other funds within the Standish, Ayer & Wood family of funds, acting as investment adviser to Standish Controlled Maturity Fund, Standish Small Capitalization Equity Portfolio, Standish Equity Portfolio, Standish Fixed Income Fund II, Standish Short-Term Asset Reserve Fund, Standish Intermediate Tax Exempt Bond Fund, Standish Massachusetts Intermediate Tax Exempt Bond Fund and Standish Securitized Fund, which had net assets of $8 million, $180 million, $89 million, $8 million, $243 million, $33 million, $33 million and $55 million, respectively, at December 31, 1995. The Adviser also serves as the investment adviser to Standish Tax-Sensitive Equity Fund and Standish Small Cap Tax-Sensitive Equity Fund, which commenced operations on January 2, 1996. The Adviser is the managing general partner of Standish International Management Company, L.P. ("SIMCO"), which is the investment adviser to Standish International Equity Fund, Standish International Fixed Income Fund and Standish Global Fixed Income Portfolio, which had net assets of $59 million, $804 million and $138 million, respectively, at December 31, 1995. Corporate pension funds are the largest asset under active management by the Adviser. The Adviser's clients also include charitable and educational endowment funds, financial institutions, trusts and individual investors. As of December 31, 1995, the Adviser managed approximately $29 billion of assets.

     The Portfolio's portfolio manager is Caleb F. Aldrich . Mr. Aldrich has been primarily responsible for the day-to-day management of the Fund's portfolio since January 1, 1993 and of the Portfolio's portfolio since the Fund's conversion to the Hub and Spoke master-feeder fund structure on March 29, 1996. During the past five years, Mr. Aldrich has served as a Director (1992) and Vice President of the Adviser.

         Subject to the supervision and direction of the Trustees of the Portfolio Trust, the Adviser manages the Portfolio in accordance with its stated investment objective and policies, recommends investment decisions for the Portfolio, places orders to purchase and sell securities on behalf of the Portfolio and permits the Portfolio to use the name "Standish." For its services to the Portfolio, the Adviser receives a monthly fee equal on an annual basis to 0.40% of the first $250 million of average daily net assets, 0.35% of the next $250 million of average daily net assets and 0.30% of average daily net assets in excess of $250 million. For the Fund's fiscal year ended December 31, 1995, advisory fees amounted to 6,360,151, which represented 0.32% of the Fund's average daily net assets.

Administrator of the Fund
         Standish also serves as administrator to the Fund (the "Administrator") pursuant to an administration agreement. As administrator, Standish manages the affairs of the Fund, provides all necessary office space and services of executive personnel for administering the affairs of the Fund, and allows the Fund to use the name "Standish." For these services, Standish currently does not receive any additional compensation. The Trustees of the Trust may, however, determine in the future to compensate Standish for its administrative services.


Expenses

         The Portfolio and the Fund, as the case may be, will each be responsible for all of its respective costs and expenses not expressly stated to be payable by Standish under the investment advisory agreement with the Portfolio or the administration agreement with the Fund. Among other expenses, the Portfolio will pay investment advisory fees; bookkeeping, share pricing and custodian fees and expenses; expenses of investor reports; and expenses of the Portfolio's administrator. The Fund will pay shareholder servicing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports which are furnished to shareholders. Each of the Fund and Portfolio will pay legal and auditing fees; registration and reporting fees and expenses; and Trustees' fees and expenses. The Trust's principal underwriter, Standish Fund Distributors, L.P., bears without subsequent reimbursement the distribution expenses attributable to the offering and sale of Fund shares. Expenses of the Trust or the Portfolio Trust which relate to more than one of their respective series are allocated among such series by the Adviser and SIMCO in an equitable manner, primarily on the basis of relative net asset values. For the fiscal year ended December 31, 1995, expenses borne by the Fund amounted to $7,455,661, which represented 0.37% of the Fund's average daily net assets.

         Standish has voluntarily agreed to limit the master-feeder aggregate annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) of the Fund and the Portfolio to the Fund's ratio of expenses to average net assets in effect immediately prior to the Fund's conversion to the Hub and Spoke master-feeder fund structure. Standish may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so. In addition, Standish has agreed in the administration agreement to limit the Fund's aggregate annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to the permissible limit applicable in any state in which shares of the Fund are then qualified for sale.


Portfolio Transactions

         Subject to the supervision of the Trustees of the Portfolio Trust, the Adviser selects the brokers and dealers that execute orders to purchase and sell portfolio securities for the Portfolio. The Adviser will generally seek to obtain the best available price and most favorable execution with respect to all transactions for the Portfolio.

         Subject to the consideration of best price and execution and to applicable regulations, the receipt of research and sales of Fund shares may also be considered factors in the selection of brokers and dealers that execute orders to purchase and sell portfolio securities for the Portfolio.


                              FEDERAL INCOME TAXES

         The Fund presently qualifies and intends to continue to qualify for taxation as a "regulated investment company" under the Code. If it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income (including capital gains) distributed to shareholders in the form of dividends or capital gain distributions in accordance with certain timing requirements of the Code.


         The Fund will be subject to nondeductible 4% excise tax under the Code to the extent that it fails to meet certain distribution requirements with respect to each calendar year. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the Fund during

October, November or December of the year but paid during the following January. Such distributions will be taxable to taxable shareholders as if received on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.


         Shareholders which are taxable entities or persons will be subject to federal income tax on dividends and capital gain distributions made by the Fund. These dividends and distributions will be attributable to the Fund's allocable share of the net income and net long-term and short-term capital gains of the Portfolio and will also take into account any expenses incurred or income earned directly by the Fund. Dividends paid by the Fund from net investment income, certain net foreign currency gains, and any excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income, whether received in cash or Fund shares. Only a small portion, if any, of such dividends may qualify for the 70% corporate dividends received deduction under the Code. Dividends paid by the Fund from net capital gain (the excess of net long-term capital gain over net short-term capital loss), called "capital gain distributions," will be taxable to shareholders as long-term capital gains, whether received in cash or Fund shares and without regard to how long the shareholder has held shares of the Fund. Capital gain distributions do not qualify for the corporate dividends received deduction. Dividends and capital gain distributions may also be subject to state and local or foreign taxes.

         The Portfolio anticipates that it may be subject to foreign withholding taxes or other foreign taxes on income (possibly including capital gains) on certain foreign investments (if any), which will reduce the yield on those investments. Such taxes may be reduced or eliminated pursuant to an income tax treaty in some cases. The Fund does not expect to qualify to pass its allocable share of such foreign taxes and any associated tax deductions or credits through to its shareholders.


         Redemptions and repurchases of shares are taxable events on which a shareholder may recognize a gain or loss. Special rules recharacterize as long-term any losses on the sale or exchange of Fund shares with a tax holding period of six months or less, to the extent the shareholder received a capital gain distribution with respect to such shares.

         Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends, capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the Fund with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless a current IRS Form W-8 or an acceptable substitute is furnished to the Fund, to backup withholding on certain payments from the Fund.


         A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) investments in certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, including the effect, if any, of the Fund's indirect ownership (through the Portfolio) of any such obligations.


         After the close of each calendar  year,  the Fund will send a notice to
shareholders  that  provides   information  about  the  federal  tax  status  of
distributions to shareholders for such calendar year.


                           THE FUND AND THE PORTFOLIO

         The Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the Fund. Each share of the Fund is entitled to one vote. All Fund shares have equal rights with regard to voting, redemption, dividends, distributions and liquidation, and shareholders of the Fund have the right to vote as a separate class with respect to certain matters under the 1940 Act and the Agreement and Declaration of Trust. Shares of the Fund do not have cumulative voting rights. Fractional shares have proportional voting rights and participate in any distributions and dividends. When issued, each Fund share will be fully paid and nonassessable. Shareholders of the Fund do not have preemptive or conversion rights.

         Certificates representing shares of the Fund will not be issued.

         The Trust has established fourteen series that currently offer their shares to the public and may establish additional series at any time. Each series is a separate taxpayer, eligible to qualify as a separate regulated investment company for federal income tax purposes. The calculation of the net asset value of a series and the determination of the tax consequences of investing in a series will be determined separately for each series.

         The Trust is not required to hold annual meetings of shareholders. Special meetings of shareholders may be called from time to time for purposes such as electing or removing Trustees, changing a fundamental policy, or approving an investment advisory agreement.


         If less than two-thirds of the Trustees holding office have been elected by shareholders, a special meeting of shareholders of the Trust will be called to elect Trustees. Under the Agreement and Declaration of Trust and the 1940 Act, the record holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for the purpose or by a written declaration filed with each of the Trust's custodian banks. Except as described above, the Trustees will continue to hold office and may appoint successor Trustees. Whenever ten or more shareholders of the Trust who have been such for at least six months, and who hold in the aggregate shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, apply to the Trustees in writing stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting, and such application is accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five (5) business days after receipt of such application either (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication or form of request.

         The Portfolio, in which all the Investable Assets of the Fund are invested, is a series of Standish, Ayer & Wood Master Portfolio, an open-end management investment company. The Portfolio Trust's Declaration of Trust provides that the Portfolio Trust may establish and designate separate series of the Portfolio Trust. The Portfolio Trust has established four series and may establish additional series at any time. The Portfolio Trust's Declaration of Trust also provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations.
Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. The interests in the Portfolio Trust are divided into separate series, such as the Portfolio. No series of the Portfolio

Trust has any preference over any other series.

         Investors in other series of the Portfolio Trust will not be involved in any vote involving only the Portfolio. Investors of all of the series of the Portfolio Trust will, however, vote together to elect Trustees of the Portfolio Trust and for certain other matters affecting the Portfolio Trust. As provided by the 1940 Act, under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

         Inquiries concerning the Fund should be made by contacting the Fund or the Principal Underwriter at the Fund's address and telephone number listed on the cover of this Prospectus.

                              PRINCIPAL UNDERWRITER

     Standish Fund Distributors, L.P., One Financial Center, 26th Floor, Boston, Massachusetts 02111, serves as the Trust's principal underwriter.


                          CUSTODIAN, TRANSFER AGENT AND
                            DIVIDEND-DISBURSING AGENT


         Investors   Bank  &  Trust   Company,   24  Federal   Street,   Boston,
Massachusetts 02110, serves as the Fund's transfer agent and dividend-disbursing agent and as custodian of all cash and securities of the Portfolio.


                             INDEPENDENT ACCOUNTANTS


         Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109 and Coopers & Lybrand, P.O. Box 219, Grand Cayman, Cayman Islands, BWI, serve as independent accountants for the Trust and the Portfolio Trust, respectively, and will audit the Fund's and the Portfolio's respective financial statements annually.


                                  LEGAL COUNSEL


         Hale and Dorr, 60 State Street, Boston, Massachusetts 02109, is legal counsel to the Trust, the Portfolio Trust and to the Adviser.




         No dealer, salesman or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the Statement of Additional Information, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

                                   APPENDIX A


KEY TO MOODY'S CORPORATE BOND RATINGS AND FOR SOVEREIGN,
SUBNATIONAL AND
SOVEREIGN RELATED ISSUES

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


                      STANDARD & POOR'S RATINGS DEFINITIONS


AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB - Debt rated BB is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                      STANDARD & POOR'S CHARACTERISTICS OF
                       SOVEREIGN DEBT OF FOREIGN COUNTRIES

AAA - Stable, predictable governments with demonstrated track record of responding flexibly to changing economic and political circumstances

          Key players in the global trade and financial system:

         - Prosperous and resilient economies, high per capita incomes

         - Low fiscal deficits and government debt, low inflation

         - Low external debt

AA - Stable, predictable governments with demonstrated track record of responding to changing economic and political circumstances

         - Tightly integrated into global trade and financial system

         - Differ from AAAs only to a small degree because:

         - Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks)

         - More variable fiscal deficits, government debt and inflation

         - Moderate to high external debt.

A - Politics evolving toward more open, predictable forms of governance in environment of rapid economic and social change

         - Established trend of integration into global trade and financial system

         - Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks), but

         - Usually rapid growth in output and per capita incomes

         - Manageable through variable fiscal deficits, government debt and inflation

         - Usually low but variable debt.

         - Integration into global trade and financial system growing but untested

         - Low to moderate income developing economies but variable performance and quite vulnerable to adverse external influences

         - Variable to high fiscal deficits, government debt and inflation

         - Very high and variable debt, often graduates of Brady plan but track record not well established.

BBB -- Political factors a source of significant uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change - Integration into global trade and financial system growing but untested

         - Economies less prosperous and often more vulnerable to adverse external influences

         - Variable to high fiscal deficits, government debt and inflation

         - High and variable external debt.

BB -- Political factors a source of major uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change

         - Integration into global trade and financial system growing but untested

         - Low to moderate income developing economies, but variable performance and quite vulnerable to adverse external influences

         - Variable to high fiscal deficits, government debt and inflation


         - Very high and variable debt, often graduates of Brady Plan but track record not well established

BB - Political factors a source of major uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change


         In the case of sovereign, subnational and sovereign related issuers, the Portfolio uses the foreign currency or domestic (local) currency rating depending upon how a security in the portfolio is denominated. In the case where the Portfolio holds a security denominated in a domestic (local) currency and one of the rating services does not provide a domestic (local) currency rating for the issuer, the Portfolio will use the foreign currency rating for the issuer; in the case where the Portfolio holds a security denominated in a foreign currency and one of the rating services does not provide a foreign currency rating for the issuer, the Portfolio will treat the security as being unrated.

                             TAX CERTIFICATION INSTRUCTIONS


         Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number (TIN) and the certifications contained in the Account Purchase Application (Application) or you are otherwise subject to backup withholding. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your Federal income tax return.

         For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS, and you should write "Applied For" in the space for a TIN on the Application.


         Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and underline "exempt" in section 2(a) of the TIN section of the Application to avoid possible erroneous withholding. Non-resident aliens and foreign entities may be subject to withholding of up to 30% on certain distributions received from the Fund and must provide certain certifications on IRS Form W-8 to avoid backup withholding with respect to other payments. For further information, see IRC Sections 1441, 1442 and 3406 and/or consult your tax adviser.

                           STANDISH FIXED INCOME FUND


Investment Adviser

Standish, Ayer & Wood, Inc.
One Financial Center
Boston, Massachusetts 02111

Custodian

Investors Bank & Trust Company
24 Federal Street
Boston, Massachusetts 02110


Principal Underwriter

Standish Fund Distributors, L.P.
One Financial Center
Boston, Massachusetts 02111


Independent Accountants

Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

Legal Counsel

Hale and Dorr
60 State Street
Boston, Massachusetts 02109


SAW0002F

[INSERT - Global fixed income prospectus]




Prospectus dated  March 29, 1996


                                   PROSPECTUS
                    STANDISH SMALL CAPITALIZATION EQUITY FUND

                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 221-4795

         Standish Small Capitalization Equity Fund (the "Fund") is one fund in the Standish, Ayer & Wood family of funds. The Fund is organized as a separate diversified investment series of Standish, Ayer & Wood Investment Trust (the "Trust"), an open-end management investment company.


         The Fund's investment objective is to achieve long-term growth of capital through investment primarily in equity securities of small companies which appear to be undervalued. The Fund seeks to achieve its investment objective by investing all its investable assets (the "Investable Assets") in the Standish Small Capitalization Equity Portfolio (the "Portfolio") which has the same investment objective as the Fund. The Portfolio is a series of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is also an open-end management investment company. The Portfolio invests primarily in publicly traded securities, including securities being issued in initial public offerings. The Portfolio does not normally invest in equity securities which are restricted as to disposition by federal securities laws or are otherwise illiquid but may do so to a limited extent under certain circumstances. See "Investment Policies." Standish, Ayer & Wood, Inc. ("Standish"), is the Fund's investment adviser (the "Adviser").

         UNLIKE OTHER MUTUAL FUNDS WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIOS OF SECURITIES THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN THE PORTFOLIO WHICH IS A SEPARATE FUND WITH AN IDENTICAL INVESTMENT OBJECTIVE. SEE "SPECIAL INFORMATION CONCERNING THE HUB AND SPOKE MASTER-FEEDER FUND STRUCTURE" ON PAGE .

         Investors may purchase shares of the Fund from the Trust's principal underwriter, Standish Fund Distributors, L.P. (the "Principal Underwriter"), at the address and phone number set forth above without a sales commission or other transaction charges. Unless waived by the Fund, the minimum initial investment is $100,000. Additional investments may be made in amounts of at least $10,000.

         This Prospectus is intended to set forth concisely the information about the Fund and the Trust that a prospective investor should know before investing. Investors are encouraged to read this Prospectus and retain it for future reference. Additional information about the Fund and the Trust is contained in a Statement of Additional Information which has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling or writing the Principal Underwriter at the telephone number or address set forth above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference into this Prospectus.




         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    CONTENTS

Expense Information
Financial Highlights
Investment Objective and Policies
Risk Factors and Suitability
Special Information Concerning the Hub and Spoke Master-Feeder
Fund Structure
Calculations of Performance Data
Dividends and Distributions
Purchase of Shares
Exchange of Shares
Redemption of Shares
Management
Federal Income Taxes
The Fund and The Portfolio
Principal Underwriter
Custodian, Transfer Agent and Dividend-Disbursing Agent
Independent Accountants
Legal Counsel
Tax Certification Instructions

                               EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases                                    None
Maximum Sales Load Imposed on Reinvested Dividends                         None
Deferred Sales Load                                                        None
Redemption Fees                                                            None
Exchange Fees                                                              None


 ANNUAL  OPERATING EXPENSES


Management  Fees1                                                         0.60%
12b-1 Fees                                                                 None
Other Expenses (After Expense Limitation)                                 0.15%*
Total  Operating Expenses (After Expense Limitation)                      0.75%*



EXAMPLE                      1 YEAR            3 YEARS          5 YEARS           10 YEARS
-------                      ------            -------          -------           --------


You would pay the
following  expenses on
a $1,000  investment,
assuming (1) 5%
annual return and
(2) redemption at the end

of each time period:         $8                $24              $42               $93



You would pay the
following expenses on the
same investment,

assuming no redemption:      $8                $24              $42               $93




         The purpose of the above table is to assist the investor in understanding the various costs and expenses of the Fund and the Portfolio that an investor in the Fund will bear directly or indirectly. The figure shown in the caption "Other Expenses," which includes, among other things, custodian and transfer agent fees, registration costs and payments for insurance and audit and legal services, is based upon the Fund's expenses for the fiscal year ended December 31, 1995. THE TRUSTEES OF THE TRUST BELIEVE THAT OVER TIME THE AGGREGATE PER SHARE EXPENSES OF THE FUND AND THE PORTFOLIO WILL NOT BE MORE THAN THE EXPENSES WHICH THE FUND WOULD INCUR IF IT WERE TO RETAIN THE SERVICES OF AN INVESTMENT ADVISER AND THE INVESTABLE ASSETS OF THE FUND WERE INVESTED DIRECTLY IN THE TYPES OF SECURITIES BEING HELD BY THE PORTFOLIO.

1 As of the close of business on March 29, 1996, the Fund transferred its Investable Assets to the Portfolio in exchange for an interest in the Portfolio. Prior to such date, the Trust, on behalf of the Fund, retained Standish as its investment adviser.

* Standish has voluntarily agreed to limit the master-feeder aggregate annual operating expenses of the Fund and the Portfolio (excluding brokerage commissions, taxes and extraordinary expenses) to the Fund's ratio of expenses to average net assets in effect immediately prior to the Fund's conversion to the Hub and Spoke master-feeder fund structure. Standish may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so. In the absence of such agreement, Other Expenses and the Total Operating Expenses of the Fund and the Portfolio are estimated to be 0.19% and 0.79%, respectively, of average daily net assets.

         For more information with respect to the expenses of the Fund and the Portfolio see "Management-Investment Adviser" and "Management-Expenses" herein.


         THE INFORMATION IN THE TABLE AND HYPOTHETICAL EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.


                              FINANCIAL HIGHLIGHTS


         The financial highlights for the years ended December 31, 1993 , 1994 and 1995 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report, together with the financial statements of the Fund, is incorporated into the Statement of Additional Information.

    PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):

                                                      YEAR ENDED DECEMBER 31,
                                              1995      1994       1993     1992*      1991*     1990* +

Net asset value - beginning of period                   $48.97$    39.83    $39.99     $27.57    $26.24

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                           --       (0.07)   (0.11)     ($0.04)   $ 0.01
   Net realized and unrealized gain
    (loss) on investments                               ( 1.84)     11.3     14.00      17.87     1.33

     Total from investment operations                   ($1.84)    $11.24   $3.89      $17.83    $ 1.34

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                              --         --      --         --      ( 0.01)
   From realized gain                                   ( 4.98)    (2.10)   ( 4.05)    ( 5.35)    --
   From paid-in capital                                    --        --        --      ( 0.06)    --
     Total distributions declared
      to shareholders                                   ($4.98)    ($2.10)  ($4.05)    ($5.41)   ($0.01)

     Net asset value -- end of period                    $42.15     $48.97   $39.83     $39.99    $27.57

TOTAL RETURN                                            ( 3.66)%     28.21%    9.74%     64.71%   15.35%t

RATIOS (TO AVERAGE NET ASSETS)/
 SUPPLEMENTAL DATA
   Expenses                                              $ 0.79%      0.88%    1.04%      0.87%    1.48%t
   Net investment income (loss)                         ( 0.27)%   ( 0.18)%  (0.38)%   ( 0.15)%    0.17%t

PORTFOLIO TURNOVER                                          130%       144%     101%        96%      13%

NET ASSETS AT END OF PERIOD (000 OMITTED)               $107,591     85,141   50,950     35,418    13,273


t Computed on an annualized basis.
* Audited by other auditors.
+For the period from January 2, 1991 (start of business) to December 31, 1991.
#  Unaudited

         Further information about the performance of the Fund is contained in the Fund's Annual Report, which may be obtained from the Principal Underwriter without charge.



                        INVESTMENT OBJECTIVE AND POLICIES


INVESTMENT OBJECTIVE

         The Fund seeks to achieve its investment objective by investing all its Investable Assets in the Portfolio which has the same investment objective as the Fund. There can be no assurance that the investment objective of either the Fund or the Portfolio will be achieved.

         Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments and investment policies of the Portfolio.

         The Portfolio's investment objective is to achieve long-term growth of capital through investment primarily in equity and equity-related securities of small capitalization companies. Under normal circumstances, at least 80% of the Portfolio's assets will be invested in such securities. Equity and equity-related securities include common stocks, preferred stocks, securities convertible into common stocks and options, futures and other strategic transactions based on common stocks. The Portfolio invests in publicly traded securities, including securities issued in initial public offerings. The Portfolio does not normally invest in equity securities which are restricted as to disposition by federal securities laws or are otherwise illiquid but may do so to a limited extent under certain circumstances. As a temporary matter and for defensive purposes, the Portfolio may purchase investment grade short-term interest-bearing securities, the amount of which will depend on market conditions and the needs of the Portfolio. Because of the uncertainty inherent in all investments, no assurance can be given that either the Fund or the Portfolio will achieve its investment objective.

     The investment objective of the Fund is a fundamental policy which may not be changed without a vote of the Fund's shareholders. The investment objective of the Portfolio is not a fundamental policy and may be changed upon notice to but without the approval of the Portfolio's investors. Investment policies which are not fundamental policies may be changed by the Trustees of the Trust and the Trustees of the Portfolio Trust without the approval of the Fund's shareholders or the Portfolio's investors. The Fund's and the Portfolio's investment policies are described further in the Statement of Additional Information.


INVESTMENT POLICIES

         The common stocks of small growth companies in which the Portfolio invests have market capitalizations up to and including $700 million. Market capitalization is determined by multiplying the number of fully diluted equity shares by the current market price per share. Morningstar Mutual Funds, a leading mutual fund monitoring service, includes in the small-cap category all funds that invest in companies with median market capitalizations of less than $1 billion. The Portfolio expects to emphasize investments in companies involved with value added products or services in expanding industries. At times, particularly when the Adviser believes that securities of small capitalization companies are overvalued, the Portfolio's portfolio may include securities of larger, more mature companies, provided that the value of the securities of such larger, more mature companies shall not exceed 20% of the Portfolio's net assets. As a temporary matter and for defensive purposes, the Portfolio may invest all or a portion of its assets in short-term debt securities or cash equivalents. The Portfolio will attempt to reduce risk by diversifying its investments within the investment policy set forth above. The Portfolio will invest in publicly traded equity securities and, excluding equity securities received as distributions on portfolio securities, will not normally hold equity securities which are restricted as to disposition under federal securities laws or are otherwise illiquid or not readily marketable but may do so to a limited extent under certain circumstances. The Portfolio may participate in initial public offerings for previously privately held companies which are expected to have market capitalizations of up to $700 million after the consummation of the offering and whose securities are expected to be liquid after the offering. Such companies may have a more limited operating history and/or less experienced management than other companies in which the Portfolio invests, which may pose additional risks. See "Risk Factors and Suitability."


FOREIGN SECURITIES


         The Portfolio may invest up to 15% of its net assets in foreign equity securities, including securities of foreign issuers that are listed on a United States exchange or traded in the U.S. over-the-counter market and sponsored and unsponsored American Depositary Receipts (ADRs). Securities of foreign issuers, including emerging markets companies, will be selected for investment by the Portfolio if the Adviser believes these securities will offer above average capital growth potential. Investing in securities of foreign companies which are generally denominated in foreign currencies and utilizing foreign currency transactions involve certain risks of political, economic and legal conditions and developments not typically associated with investing in United States companies. Such conditions or developments might include favorable or unfavorable changes in currency exchange rates, exchange control regulations

(including currency blockage), civil disorder, expropriation of assets of companies in which the Portfolio invests, nationalization of such companies, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against a foreign issuer. Also, foreign securities may not be as liquid as, and may be more volatile than, comparable domestic securities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The Portfolio, in connection with its purchases and sales of foreign securities, other than securities denominated in United States dollars, will incur transaction costs in converting currencies. Also, foreign custodial costs relating to the Portfolio's portfolio securities are higher than domestic custodial costs. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges. Finally, transactions in equity securities effected on some foreign stock exchanges, and consequently the Portfolio's investments on such exchanges, may not be settled promptly and therefore such investments may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

         Investments by the Portfolio in securities of issuers in emerging markets involves risks in addition to those discussed above. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.


SHORT TERM DEBT SECURITIES; MONEY MARKET INSTRUMENTS


         The Portfolio may invest uncommitted cash and cash needed to maintain liquidity for redemptions in short-term debt securities and cash equivalents, including short-term U.S. Government securities (direct obligations of the U.S. Government backed by the full faith and credit of the United States and securities issued by agencies and instrumentalities of the U.S. Government), U.S. and foreign commercial paper, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances , repurchase agreements and other money market securities and instruments.

         When the Adviser deems it advisable because of market conditions, the Portfolio may temporarily invest in short-term debt securities or retain cash or cash equivalents without limit. Such investments will be limited to 20% of total assets unless the Portfolio is in a temporary defensive position.


         The Portfolio's investments in money market securities (i.e., securities with maturities of less than one year) will be limited to securities which are rated P-1 by Moody's Investors Service, Inc. (Moody's) or A-1 by Standard & Poor's Ratings Group ("Standard & Poor's"). The Portfolio will invest at least 95% of its assets which are invested in short-term interest-bearing securities (i.e., securities with maturities of one to three years) in securities which are rated at the time of investment Aaa, Aa or A by Moody's or AAA, AA, or A by Standard & Poor's, or which, if not rated, are of comparable investment quality in the opinion of the Adviser. Up to 5% of assets invested in such short-term securities may be invested in securities which are rated Baa by Moody's or BBB by Standard & Poor's, or which, if not rated, are of comparable investment quality in the opinion of the Adviser. In the case of a security rated differently by the two rating services the higher rating is used in applying the 5% limit.

         In the event that the rating on a security held in the Portfolio's portfolio is lowered by a rating service, such action will be considered by the Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security. Securities rated Baa by Moody's and BBB by Standard & Poor's may have some speculative characteristics and changes in economic conditions and other circumstances are more likely to lead to weakened capacity to make principal and interest payments than is the case with higher rated securities.

REPURCHASE AGREEMENTS

         The Portfolio may invest up to 10% of its net assets in repurchase agreements under normal circumstances. Repurchase agreements acquired by the Portfolio will always be fully collateralized as to principal and interest by money market instruments and will be entered into with commercial banks, brokers and dealers considered creditworthy by the Adviser. If the other party or "seller" of a repurchase agreement defaults, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Portfolio in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, the Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement.


STRATEGIC TRANSACTIONS


         The Portfolio may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity market movements), or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Portfolio may change over time as new instruments and strategies are developed or regulatory changes occur.

         In the course of pursuing its investment objective, the Portfolio may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for the Portfolio's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although the Portfolio's net loss exposure resulting from Strategic Transactions entered into for such purposes will not exceed 3% of the Portfolio's net assets at any one time and, to the extent necessary, the Portfolio will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating the Portfolio's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser believes that the Portfolio is underweighted in cyclical stocks and overweighted in consumer stocks, the Portfolio may buy a cyclical index call option and sell a cyclical index put option and sell a consumer index call option and buy a consumer index put option. Under such circumstances, any unrealized loss in the cyclical position would be netted against any unrealized gain in the consumer position (and vice versa) for purposes of calculating the Portfolio's net loss exposure. The ability of the Portfolio to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Portfolio's activities involving Strategic Transactions may be limited to enable the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

         Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the Portfolio, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the Portfolio can realize on its investments or cause the Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in the Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio's position. The writing of options could significantly increase the Portfolio's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

     In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, these transactions tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the Portfolio in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, the Portfolio will limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of the Portfolio's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized. Further information concerning the Portfolio's Strategic Transactions is set forth in the Statement of Additional Information.


SHORT-SELLING


         The Portfolio may make short sales, which are transactions in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

         Until the Portfolio replaces a borrowed security in connection with a short sale, the Portfolio will: (a) maintain daily a segregated account not with the broker, containing cash or U.S. Government securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short ; or (b) otherwise cover its short position.

         The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates by an amount greater than premium and transaction costs. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of dividends or interest the Portfolio may be required to pay in connection with a short sale.

         The Portfolio's loss on a short sale as a result of an increase in the price of the security sold short is potentially unlimited. The Portfolio may purchase call options to provide a hedge against an increase in the price of a security sold short by the Portfolio. When the Portfolio purchases a call option it must pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by the Portfolio, the premium and the commission paid may be more than the amount of the brokerage commission charged if the security were to be purchased directly. See "Strategic Transactions" above.

         The Portfolio anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 5% of the value of the Portfolio's net assets.

         In addition to the short sales discussed above, the Portfolio may make short sales "against the box," a transaction in which the Portfolio enters into a short sale of a security which the Portfolio owns. The proceeds of the short sale are held by a broker until the settlement date at which time the Portfolio delivers the security to close the short position. The Portfolio receives the net proceeds from the short sale.

OTHER INVESTMENT COMPANIES

         The Portfolio may invest up to 10% of its total assets in the securities of other investment companies but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. For example, the Portfolio may invest in Standard & Poor's Depositary Receipts (commonly referred to as "Spiders"), which are exchange-traded shares of a closed-end investment company that are designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Portfolio. However, to the extent that the Portfolio invests in a registered open-end investment company, the Adviser will waive its advisory fees on the portion of the Portfolio's assets so invested.


PORTFOLIO TURNOVER


         It is not the policy of the Portfolio to purchase or sell securities for trading purposes. However, the Portfolio places no restrictions on portfolio turnover and it may sell any portfolio security without regard to the period of time it has been held. The Portfolio may therefore generally change its portfolio investments at any time in accordance with the Adviser's appraisal of factors affecting any particular issuer or market, or the economy in general. Portfolio turnover is not expected to exceed 150% on an annual basis. A rate of turnover of 100% would occur, for example, if the value of the lesser of purchases or sales of portfolio securities for a particular year equaled the average monthly value of portfolio securities owned during the year (excluding securities with a maturity date of one year or less at the date of acquisition). A high rate of portfolio turnover involves a correspondingly greater amount of transaction costs which must be borne directly by the Portfolio and thus indirectly by the Fund and its shareholders. It may also result in the realization of larger amounts of short-term capital gains, the Fund's distribution from which are taxable to Fund shareholders as ordinary income and may, under certain circumstances, make it more difficult for the Fund to qualify as a regulated investment company under the Code. The portfolio turnover rates are listed in the section captioned "Financial Highlights."


INVESTMENT RESTRICTIONS


         Each of the Fund and the  Portfolio  have adopted  certain  fundamental
policies  which  may  not  be  changed   without  the  approval  of  the  Fund's
shareholders or the Portfolio's investors, as the case may be.

         The Fund has the same investment restrictions as the Portfolio, except that the Fund may invest substantially all of its Investable Assets in an open-end management investment company with substantially the same investment objective as the Fund. Reference below to the Portfolio's investment restrictions also include the Fund's investment restrictions. These policies provide, among other things, that the Portfolio may not: (i) invest, with respect to at least 75% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer; (ii) issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Portfolio may borrow from banks in an amount up to 15% of the current value of its total assets as a temporary measure for extraordinary or emergency purposes (but not investment purposes), and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Portfolio may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets; (iii) make loans of portfolio securities ; or (iv) invest 25% or more of its total assets in a single industry except that this restriction shall not apply to U.S. Government securities

 .

         If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Portfolio's assets will not constitute a violation of the restriction. Additional fundamental policies adopted by the Fund and the Portfolio are described in the Statement of Additional Information.


                          RISK FACTORS AND SUITABILITY


         The Fund is not intended to provide an investment program meeting all of the requirements of an investor. The companies in which the Fund invests generally reinvest their earnings, and dividend income should not be expected. Additionally, notwithstanding the Portfolio's ability to diversify and spread risk by holding securities of a number of portfolio companies, investors should invest in the Fund only if they are able and prepared to bear the risk of investment losses which may accompany the investments contemplated by the Portfolio.

         Although investments in small companies may present greater opportunities for growth, they also involve greater risks than are customarily associated with investments in established companies. The securities of smaller companies may be subject to more volatile market movements than securities of larger, more established companies. Smaller companies may have limited product lines, markets or financial resources, and they may depend upon a limited or less experienced management group. The securities of smaller companies may be traded only on the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Portfolio of portfolio securities in order to meet redemptions or otherwise may require the Portfolio to sell securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.

         The Portfolio's investments in foreign securities and its utilization of Strategic Transactions and short sales also involve special risks, as discussed above in the correspondingly captioned sections.

SPECIAL INFORMATION CONCERNING THE HUB AND SPOKE(R) MASTER-FEEDER
FUND STRUCTURE1

         Unlike other mutual funds which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its Investable Assets in the Portfolio which has the same investment objective as the Fund. The Portfolio in turn invests primarily in securities

--------
1        Hub and Spoke(R) is a registered service mark of Signature Financial
         Group, Inc.

consistent with that objective. Therefore, an investor's interest in the Portfolio's securities is indirect, like investments in other investment companies and pooled investment vehicles only more so. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to the imposition of sales commissions and variations in other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Adviser [( ) - ].

         The Hub and Spoke master-feeder fund structure has been developed relatively recently, so shareholders should carefully consider this investment approach.

         Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds that have large institutional investors). Additionally, because the Portfolio would have fewer assets in such a case, it may become less diversified, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio (other than a vote by the Fund to continue the operations of the Portfolio upon the withdrawal of another investor in the Portfolio), the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting.

         Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio) to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules adopted thereunder. If securities are distributed, the

Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

         The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including investing all the Investable Assets of the Fund in another pooled investment entity having the same investment objectives as the Fund or retaining an investment adviser to manage the Fund's assets in accordance with the investment policies described above with respect to the Portfolio.

         The Fund's investment objective is a fundamental policy and may not be changed without the approval of the Fund's shareholders. The investment objective of the Portfolio is not a fundamental policy and may be changed without the approval of the investors in the Portfolio. Shareholders of the Fund will receive 30 days prior written notice with respect to any change in the investment objective of the Portfolio. See "Investment Objective and Policies" for a description of the fundamental policies of the Portfolio that cannot be changed without approval by the "vote of a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio.

         For descriptions of the investment objective, policies and restrictions of the Portfolio, see "Investment Objective and Policies." For descriptions of the management of the Portfolio, see "Management" herein and in the Statement of Additional Information. For descriptions of the expenses of the Portfolio, see "Management" herein.



                         CALCULATION OF PERFORMANCE DATA

         From time to time the Fund may advertise its total return. Total return figures are based on historical earnings and are not intended to indicate future performance.

         The "total return" of the Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. If the Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

         From time to time, the Fund may compare its performance with that of other mutual funds with similar investment objectives, to stock and other relevant indices, and to performance rankings prepared by recognized mutual fund statistical services. In addition, the Fund's performance may be compared to alternative investment or savings vehicles and/or to indexes or indicators of economic activity.


                           DIVIDENDS AND DISTRIBUTIONS


         The Fund's dividends from short-term and long-term capital gains, if any, after reduction by capital losses, will be declared and distributed at least annually, as will dividends from net investment income. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and capital gains distributions, if any, are automatically reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.



                               PURCHASE OF SHARES


         Shares of the Fund may be purchased from the Principal Underwriter, which offers Fund shares to the public on a continuous basis. Shares are sold at the net asset value per share next computed after the purchase order is received in good order by the Principal Underwriter and payment for the shares is received by the Fund's custodian. Please see the Fund's account application or call the Principal Underwriter for instructions on how to make payment of shares to the Fund's custodian. Unless waived by the Fund, the minimum initial investment is $100,000. Additional investments may be made in amounts of at least $10,000.

         Shares of the Fund may also be purchased through securities dealers. Orders for the purchase of Fund shares received by dealers by the close of regular trading on the New York Stock Exchange on any business day and transmitted to the Principal Underwriter by the close of its business day (normally 4:00 p.m., New York City time) will be effected as of the close of regular trading on the New York Stock Exchange on that day, provided that payment for the shares is also received by the Fund's custodian on that day. Otherwise, orders will be effected at the net asset value per share determined on the next business day. It is the responsibility of dealers to transmit orders so that they will be received by the Principal Underwriter by the close of its business day. Shares of the Fund purchased through dealers may be subject to transaction fees, no part of which will be received by the Fund, the Principal Underwriter or the Adviser.

         The Fund's net asset value per share is computed on each day on which the New York Stock Exchange is open as of the close of regular trading (currently 4:00 p.m., New York City time). The net asset value per share is calculated by determining the value of all the Fund's assets (i.e., the value of its investment in the Portfolio and other assets), subtracting all liabilities and dividing the result by the total number of shares outstanding. The Portfolio's portfolio securities are valued at the last sales prices, on the valuation date, on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there are no reported transactions, are valued at the last quoted bid prices. Securities for which quotations are not readily available and all other assets will be valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Trustees of the Portfolio Trust. Additional information concerning the Portfolio's valuation policies is contained in the Statement of Additional Information.

         In the sole discretion of the Trust, the Fund may accept securities instead of cash for the purchase of shares of the Fund. The Trust will ask the Adviser to determine that any securities acquired by the Fund in this manner are consistent with the investment objective, policies and restrictions of the Portfolio. The securities will be valued in the manner stated above. The purchase of Fund shares for securities instead of cash may cause an investor who contributes them to realize a taxable gain or loss with respect to the securities transferred to the Fund.

         The Trust reserves the right in its sole discretion (i) to suspend the offering of the Fund's shares, (ii) to reject purchase orders when in the best interest of the Fund and (iii) to modify or eliminate the minimum initial investment in Fund shares. The Fund's minimums for investing do not apply to accounts for which the Adviser or any of its affiliates serves as investment adviser or to employees of the Adviser or any of its affiliates or to members of such persons' immediate families. The Fund's minimums for investing apply to omnibus accounts rather than to the underlying participants in the omnibus accounts.

                               EXCHANGE OF SHARES

         Shares of the Fund may be exchanged for shares of one or more other funds in the Standish, Ayer & Wood family of funds. Shares of the Fund redeemed in an exchange transaction are valued at their net asset value next determined after the exchange request is received by the Trust. Shares of a fund purchased in an exchange transaction are sold at their net asset value next determined after the exchange request is received by the Trust and payment for the shares is received by the fund into which your shares are to be exchanged. Until receipt of the purchase price by the fund into which your shares are to be exchanged (which may take up to three business days), your money will not be invested. To obtain a current prospectus for any of the other funds in the Standish, Ayer & Wood family of funds, please call the Principal Underwriter at (800) 221-4795. Please consider the differences in investment objectives and expenses of a fund as described in its prospectus before making an exchange.

WRITTEN EXCHANGES

         Shares of the Fund may be exchanged by written order to the Principal Underwriter, One Financial Center, Boston, Massachusetts 02111. A written exchange request must (a) state the name of the current Fund, (b) state the name of the fund into which the current Fund shares will be exchanged, (c) state the number of shares or the dollar amount to be exchanged, (d) identify the shareholder's account numbers in both funds and (e) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed as listed under "Written Redemption" below.

TELEPHONIC EXCHANGES

         Shareholders who complete the telephonic privileges portion of the Fund's account application may exchange shares by calling the Principal Underwriter at (800) 221-4795. Telephonic privileges are not available to shareholders automatically; they must first elect the privileges. Proper identification will be required for each telephonic exchange. Please see
"Telephone Transactions" below for more information regarding telephonic transactions.

GENERAL EXCHANGE INFORMATION

         All exchanges are subject to the following exchange restrictions: (i) the fund into which shares are being exchanged must be registered for sale in your state; (ii) exchanges may be made only between funds that are registered in the same name, address and, if applicable, taxpayer identification number; and
(iii) unless waived by the Trust, the amount to be exchanged must satisfy the minimum account size of the fund to be exchanged into. Exchange requests will not be processed until payment for the shares of the current Fund have been received by the Principal Underwriter. The exchange privilege may be changed or discontinued and may be subject to additional limitations upon sixty (60) days' notice to shareholders, including certain restrictions on purchases by market-timer accounts.


                              REDEMPTION OF SHARES

         Shares of the Fund may be redeemed by any of the methods described below at the net asset value per share next determined after receipt of a redemption request in proper form. Redemptions will not be processed until a completed Share

Purchase Application and payment for the shares to be redeemed have been received.

WRITTEN REDEMPTION


         Shares of the Fund may be redeemed by written order to the Principal Underwriter, One Financial Center, Boston, Massachusetts 02111. A written redemption request must (a) state the name of the Fund and the number of shares or the dollar amount to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. Signature (s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program or by any one of the following institutions, provided that such institution meets credit standards established by Investors Bank and Trust Company, the Fund's transfer agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or
(v) a national securities exchange, a registered securities exchange or a clearing agency. Additional supporting documents may be required in the case of estates, trusts, corporations, partnerships and other shareholders that are not individuals. Redemption proceeds will normally be paid by check mailed within three business days of receipt by the Principal Underwriter of a written redemption request in proper form. If shares to be redeemed were recently purchased by check, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such shares. This may take up to fifteen (15) days in the case of payments made by check.


TELEPHONIC REDEMPTION


         Shareholders  who complete  the  telephonic  privileges  portion of the
Fund's account application may redeem shares by calling the Principal Underwriter at (800) 221-4795. The telephonic redemption privilege is not available to shareholders automatically; they must first elect the privilege. Redemption proceeds will be mailed or wired in accordance with the shareholder's instruction on the account application to a pre-designated account. Redemption proceeds will normally be paid promptly after receipt of telephonic instructions, but no later than three business days thereafter, except as described above for shares purchased by check. Wire charges, if any, will be deducted from redemption proceeds.

Redemption proceeds will be sent only by check payable to the shareholder of record at the address of record, unless the shareholder has indicated, in the initial application for the purchase of shares or subsequently in writing, a commercial bank to which redemption proceeds may be sent by wire. These instructions may be changed subsequently only in writing, accompanied by a signature guarantee, and additional documentation in the case of shares held by a corporation or other entity or by a fiduciary such as a trustee or executor. Proper identification will be required for each telephonic redemption.


REPURCHASE ORDER


         In addition to written redemption of Principal Underwriter shares, the Fund may accept telephone orders from brokers or dealers for the repurchase of Fund shares, or from the Adviser with respect to accounts over which it has investment discretion. The repurchase price is the net asset value per share next determined after receipt of the repurchase order by the Principal Underwriter and payment for the shares by the Fund's custodian's.
 Brokers and dealers are obligated to transmit repurchase orders to the Principal Underwriter prior to the close of the Principal Underwriter's business day (normally 4:00 p.m.). Brokers or dealers may charge for their services in connection with a repurchase of Fund shares, but neither the Trust nor the Principal Underwriter imposes a charge for share repurchases.

TELEPHONE TRANSACTIONS

     By maintaining an account that is eligible for telephonic exchange and redemption privileges, the shareholder authorizes the Adviser, the Principal Underwriter, the Trust and the Fund's custodian to act upon instructions of any person to redeem and/or exchange shares from the shareholder's account. Further, the shareholder acknowledges that, as long as the Fund employs reasonable procedures to confirm that telephonic instructions are genuine, and follows telephonic instructions that it reasonably believes to be genuine, neither the Adviser, nor the Principal Underwriter, nor the Trust, nor the Fund, nor the Fund's custodian, nor their respective officers or employees, will be liable for any loss, expense or cost arising out of any request for a telephonic redemption or exchange, even if such transaction results from any fraudulent or unauthorized instructions. Depending upon the circumstances, the Fund intends to employ personal identification or written confirmation of transactions procedures, and if it does not, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. All telephone transaction requests will be recorded. Shareholders may experience delays in exercising telephone transaction privileges during periods of abnormal market activity. Accordingly, during periods of volatile economic and market conditions, shareholders may wish to consider transmitting redemption and exchange requests in writing.


                                     * * * *


         The proceeds paid upon redemption or repurchase may be more or less than the cost of the shares, depending upon the market value of the Portfolio's portfolio investments at the time of redemption or repurchase. The Fund intends to pay cash for all shares redeemed, but under certain conditions, the Fund may make payments wholly or partially in securities withdrawn from the Portfolio for this purpose. Please see the Statement of Additional Information for further information regarding the Fund's ability to satisfy redemption requests in-kind.

         Because of the cost of maintaining shareholder accounts, the Fund may redeem, at net asset value, the shares in any account which has a value of less than $25,000 as a result of redemptions or transfers. Before doing so, the Fund will notify the shareholder that the value of the shares in the account is less than the specified minimum and will allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the account to at least $25,000. The Fund may eliminate duplicate mailings of Fund materials to shareholders that have the same address of record.


                                   MANAGEMENT

TRUSTEES

         The Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, a Massachusetts business trust. Under the terms of the Agreement and Declaration of Trust establishing the

Trust, which is governed by the laws of The Commonwealth of Massachusetts, the Trustees of the Trust are ultimately responsible for the management of its business and affairs.


         The Portfolio is a separate investment series of Standish, Ayer & Wood Master Portfolio, a master trust fund organized under the laws of the State of New York. Under the terms of the Declaration of Trust, the affairs of the Portfolio are managed under the supervision of the Trustees of the Portfolio Trust.

         A majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Portfolio Trust, as the case may be, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are trustees of the Trust and of the Portfolio Trust, up to and including creating separate boards of trustees. See "Management" in the Statement of Additional Information for more information about the Trustees and officers of the Trust and the Portfolio Trust.


INVESTMENT ADVISER


         Standish, One Financial Center, Boston, Massachusetts 02111, serves as investment adviser to the Portfolio pursuant to an investment advisory agreement with the Trust and manages the Portfolio's investments and affairs subject to the supervision of the Trustees of the Trust. The Adviser is a Massachusetts corporation incorporated in 1933 and is a registered investment adviser under the Investment Advisers Act of 1940.

         The Adviser provides fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States. The Adviser also provides investment advisory services to certain other funds within the Standish, Ayer & Wood family of funds, acting as investment adviser to Standish Controlled Maturity Fund, Standish Equity Portfolio, Standish Fixed Income Portfolio, Standish Fixed Income Portfolio II, Standish Short-Term Asset Reserve Fund, Standish Intermediate Tax Exempt Bond Fund, Standish Massachusetts Intermediate Tax Exempt Bond Fund and Standish Securitized Fund, which had net assets of $8 million, $89 million, $2.3 billion, $8 million, $243 million , $33 million, $33 million, and $55 million, respectively, at December 31, 1995. The Adviser also serves as the investment adviser to Standish Tax-Sensitive Equity Fund and Standish Small Cap Tax-Sensitive Equity Fund, which commenced operations on January 2, 1996. An affiliate of the Adviser, Standish International Management Company, L.P. ("SIMCO"), acts as investment adviser to Standish International Equity Fund, Standish International Fixed Income Fund, and Standish Global Fixed Income Portfolio, which had net assets of $59 million, $804 million and $138 million at December 31, 1995. Corporate pension funds are the largest asset under active management by the Adviser. The Adviser's clients also include charitable and educational endowment funds, financial institutions, trusts and individual investors. As of December 31, 1995, the Adviser managed approximately $29 billion of assets.

         The Portfolio's portfolio manager is Nicholas S. Battelle. Mr. Battelle has been primarily responsible for the day-to-day management of the Fund's portfolio since its inception as a registered investment company in August, 1990 and of the Portfolio's portfolio since the Fund's conversion to the Hub and Spoke master-feeder fund structure on March 29, 1996.

 During the past five years, Mr. Battelle has served as a Director of the Adviser.


         Subject to the supervision and direction of the Trustees of the Portfolio Trust, the Adviser manages the Portfolio in accordance with its stated investment objective and policies, recommends investment decisions for the Portfolio, places orders to purchase and sell securities on behalf of the Portfolio and permits the Portfolio to use the name "Standish." For its services to the Portfolio, the Adviser receives a monthly fee equal on an annual basis to 0.60% of the Portfolio's average daily net assets . For the fiscal year ended December 31, 1995, advisory fees amounted to 877,243, which represented 0.60% of the Fund's average daily net assets.

ADMINISTRATOR OF THE FUND

         Standish also serves as administrator to the Fund (the "Administrator") pursuant to an administration agreement. As Administrator, Standish manages the affairs of the Fund, provides all necessary office space and services of executive personnel for administering the affairs of the Fund, and allows the Fund to use the name "Standish." For these services, Standish currently does not receive any additional compensation. The Trustees of the Trust may, however, determine in the future to compensate Standish for its administrative services.

EXPENSES


         The Portfolio and the Fund, as the case may be, will each be responsible for all of its respective costs and expenses not expressly stated to be payable by Standish under the investment advisory agreement with the Portfolio or the administration agreement with the Fund. Among other expenses, the Portfolio will pay investment advisory fees; bookkeeping, share pricing and custodian fees and expenses; expenses of investor reports; and expenses of the Portfolio's administrator. The Fund will pay shareholder servicing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports which are furnished to existing shareholders. Each of the Fund and Portfolio will pay legal and auditing fees; registration and reporting fees and expenses; and Trustees' fees and expenses. The Trust's Principal Underwriter, Standish Fund Distributors, L.P., bears, without subsequent reimbursement, the distribution expenses attributable to the offering and sale of Fund shares. Expenses of the Trust or the Portfolio Trust which relate to more than one of their respective series are allocated among such series by the Adviser and SIMCO in an equitable manner, primarily on the basis of relative net asset values. For the fiscal year ended December 31, 1995, expenses borne by the Fund amounted to $1,100,300, which represented 0.75% of the Fund's average daily net assets.

         Standish has voluntarily agreed to limit the master-feeder aggregate annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) of the Fund and Portfolio to the Fund's ratio of expenses to average net assets in effect immediately prior to the Fund's conversion to the Hub and Spoke master-feeder fund structure. Standish may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so. In addition, Standish has agreed in the administration agreement to limit the Fund's aggregate annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to the permissible limit applicable in any state in which shares of the Fund are then qualified for sale. Standish has also agreed in the advisory agreement to limit the Portfolio's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 1.50% of the Portfolio's average daily net assets. If the expense limit is exceeded, the compensation due Standish for such fiscal year shall be proportionately reduced by the amount of such excess by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month, subject to readjustment during such fiscal year.


PORTFOLIO TRANSACTIONS

         Subject to the supervision of the Trustees of the Portfolio Trust, the Adviser selects the brokers and dealers that execute orders to purchase and sell portfolio securities for the Portfolio. The Adviser will generally seek to obtain the best available price and most favorable execution with respect to all transactions for the Portfolio.

         Subject to the consideration of best price and execution and to applicable regulations, the receipt of research and sales of Fund shares may also be considered factors in the selection of brokers that execute orders to purchase and sell portfolio securities for the Portfolio.


                              FEDERAL INCOME TAXES

         The Fund presently qualifies and intends to continue to qualify for taxation as a "regulated investment company" under the Code. If it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income (including capital gains) distributed to shareholders in the form of dividends or capital gain distributions in accordance with certain timing requirements of the Code.

         The Fund will be subject to nondeductible 4% excise tax under the Code to the extent that it fails to meet certain distribution requirements with respect to each calendar year. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the Fund during October, November or December of the year but paid during the following January. Such distributions will be taxable to taxable shareholders as if received on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.


         Shareholders which are taxable entities or persons will be subject to federal income tax on dividends and capital gain distributions made by the Fund. These dividends and distributions will be attributable to the Fund's allocable share of the net income and net long-term and short-term capital gains of the Portfolio and will also take into account any expenses incurred or income earned directly by the Fund. Dividends paid by the Fund from net investment income, certain net foreign currency gains, and any excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income, whether received in cash or Fund shares. The portion of such dividends attributable to the Fund's allocable share of qualifying dividends the Portfolio receives, if any, may qualify for the 70% corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations under the Code. Dividends paid by the Fund from net capital gain (the excess of net long-term capital gain over net short-term capital loss), called "capital gain distributions," will be taxable to shareholders as long-term capital gains, whether received in cash or Fund shares and without regard to how long the shareholder has held shares of the Fund. Capital gain distributions do not qualify for the corporate dividends received deduction. Dividends and capital gain distributions may also be subject to state and local or foreign taxes.


         The Portfolio anticipates that it may be subject to foreign withholding taxes or other foreign taxes on income (possibly including capital gains) on certain foreign investments (if any), which will reduce the yield on those investments. Such taxes may be reduced or eliminated pursuant to an income tax treaty in some cases. The Fund does not expect to qualify to pass its allocable share of such foreign taxes and any associated tax deductions or credits through to its shareholders.


         Redemptions and repurchases of shares are taxable events on which a shareholder may recognize a gain or loss. Special rules recharacterize as long-term any losses on the sale or exchange of Fund shares with a tax holding period of six months or less, to the extent the shareholder received a capital gain distribution with respect to such shares.


         Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends, capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the Fund with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless a current IRS Form W-8 or an acceptable substitute is furnished to the Fund, to backup withholding on certain payments from the Fund.

         A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) investments in certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied.
Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, including the effect, if any, of the Fund's indirect ownership (through the Portfolio) of any such obligations.


         After the close of each calendar  year,  the Fund will send a notice to
shareholders  that  provides   information  about  the  federal  tax  status  of
distributions to shareholders for such calendar year.

                           THE FUND AND THE PORTFOLIO

         The Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the Fund. Each share of the Fund is entitled to one vote. All Fund shares have equal rights with regard to voting, redemption, dividends, distributions and liquidation, and shareholders of the Fund have the right to vote as a separate class with respect to certain matters under the 1940 Act and the Agreement and Declaration of Trust. Shares of the Fund do not have cumulative voting rights. Fractional shares have proportional voting rights and participate in any distributions and dividends. When issued, each Fund share will be fully paid and nonassessable. Shareholders of the Fund do not have preemptive or conversion rights. On August 31, 1990 the Fund became the successor to Standish Small Equity Fund Limited Partnership a limited partnership organized and existing under the Uniform Limited Partnership Act of The Commonwealth of Massachusetts, pursuant to an Agreement and Plan of Reorganization.

     Certificates representing shares of the Fund will not be issued.

         The Trust has established fourteen series that currently offer their shares to the public and may establish additional series at any time. Each series is a separate taxpayer, eligible to qualify as a separate regulated investment company for federal income tax purposes. The calculation of the net asset value of a series and the determination of the tax consequences of investing in a series will be determined separately for each series.


         The Trust is not required to hold annual meetings of shareholders. Special meetings of shareholders may be called from time to time for purposes such as electing or removing Trustees, changing a fundamental policy, or approving an investment advisory agreement.


         If less than two-thirds of the Trustees holding office have been elected by shareholders, a meeting of shareholders of the Trust will be called to elect Trustees. Under the Agreement and Declaration of Trust and the 1940 Act, the record holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for the purpose or by a written declaration filed with each of the Trust's custodian banks. Except as described above, the Trustees will continue to hold office and may appoint successor Trustees. Whenever ten or more shareholders of the Trust who have been such for at least six months, and who hold in the aggregate shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, apply to the Trustees in writing stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting, and such application is accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five (5) business days after receipt of such application either (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication or form of request.


         The Portfolio, in which all the Investable Assets of the Fund are invested, is a series of Standish, Ayer & Wood Master Portfolio, an open-end management investment company. The Portfolio Trust's Declaration of Trust provides that the Portfolio Trust may establish and designate separate series of the Portfolio Trust. The Portfolio Trust has established four series and may establish additional series at any time. The Portfolio Trust's Declaration of Trust also provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations.
Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. The interests in the Portfolio Trust are divided into separate series, such as the Portfolio. No series of the Portfolio Trust has any preference over any other series.

         Investors in other series of the Portfolio Trust will not be involved in any vote involving only the Portfolio. Investors of all of the series of the Portfolio Trust will, however, vote together to elect Trustees of the Portfolio Trust and for certain other matters affecting the Portfolio Trust. As provided by the 1940 Act, under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

         Inquiries concerning the Fund should be made by contacting the Fund or the Principal Underwriter at the address and telephone number listed on the cover of this Prospectus.

                              PRINCIPAL UNDERWRITER

     Standish Fund Distributors, L.P., One Financial Center, 26th Floor, Boston, Massachusetts 02111, serves as the Trust's principal underwriter.

                          CUSTODIAN, TRANSFER AGENT AND
                            DIVIDEND-DISBURSING AGENT


     Investors Bank & Trust Company, 24 Federal Street, Boston, Massachusetts 02110, serves as the Fund's transfer and dividend-disbursing agent and as custodian of all cash and securities of the Portfolio.


                             INDEPENDENT ACCOUNTANTS


         Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109 and Coopers & Lybrand, P.O. Box 219, Grand Cayman, Grand Cayman Islands, BWI, serve as independent accountants for the Trust and the Portfolio Trust, respectively, and will audit the Fund's and the Portfolio's respective financial statements annually.


                                  LEGAL COUNSEL


         Hale and Dorr, 60 State Street, Boston, Massachusetts 02109, is legal counsel to the Trust, the Portfolio Trust and to the Adviser.


         NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN THE STATEMENT OF ADDITIONAL INFORMATION, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.



                            TAX CERTIFICATION INSTRUCTIONS


         Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number (TIN) and the certifications contained in the Account Purchase Application (Application) or you are otherwise subject to backup withholding. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your Federal income tax return.

         For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS, and you should write "Applied For" in the space for a TIN on the Application.

         Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and underline "exempt" in section 2(a) of the TIN section of the Application to avoid possible erroneous withholding. Non-resident aliens and foreign entities may be subject to withholding of up to 30% on certain distributions received from the Fund and must provide certain certifications on IRS Form W-8 to avoid backup withholding with respect to other payments. For further information, see IRC Sections 1441, 1442 and 3406 and/or consult your tax adviser.

                    STANDISH SMALL CAPITALIZATION EQUITY FUND

INVESTMENT ADVISER

Standish, Ayer & Wood, Inc.
One Financial Center
Boston, Massachusetts 02111

CUSTODIAN

Investors Bank & Trust Company
24 Federal Street
Boston, Massachusetts 02110


PRINCIPAL UNDERWRITER

Standish Fund Distributors, L.P.
One Financial Center
Boston, Massachusetts 02111


INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

LEGAL COUNSEL

Hale and Dorr
60 State Street
Boston, Massachusetts 02109






SAW0004E

 MARCH 1,  1996
                                                                        SAW0007E


                              STANDISH EQUITY FUND
                              ONE FINANCIAL CENTER
                           BOSTON, MASSACHUSETTS 02111
                                 (800) 221-4795

                       STATEMENT OF ADDITIONAL INFORMATION


         This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the Prospectus dated March 1, 1996, as amended and/or supplemented from time to time (the "Prospectus") of Standish Equity Fund (the "Fund"), a separate investment series of Standish, Ayer & Wood Investment Trust (the "Trust"). This Statement of Additional Information should be read in conjunction with the Fund's Prospectus a copy of which may be obtained without charge by writing or calling the Trust's principal underwriter, Standish Fund Distributors, L.P. (the "Principal Underwriter"), at the address and phone number set forth above.


         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.










CONTENT
                                                                            PAGE
Investment Objective and Policies                                             1
Investment Restrictions                                                       1
Calculation of Performance Data                                               1
Management                                                                    1
Redemption of Shares                                                          1
Portfolio Transactions                                                        1
Determination of Net Asset Value                                              1
The Fund and Its Shares                                                       1
The Portfolio and Its Investors                                               1
Taxation                                                                      1
Additional Information                                                        1
Experts and Financial Statements                                              1
Financial Statements                                                          1

                        INVESTMENT OBJECTIVE AND POLICIES


         As described in the Prospectus, the Fund seeks to achieve its investment objective by investing all its investable assets in the Standish Equity Portfolio (the "Portfolio"), a series of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), an open-end management investment company. The Portfolio has the same investment objective and restrictions as the Fund.

         The Fund's Prospectus describes the investment objective of the Fund and the Portfolio and summarizes the investment policies they will follow. Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following, which supplements the Prospectus, is a discussion of the various investment techniques employed by the Portfolio. See the Prospectus for a more complete description of the Fund's and the Portfolio's investment objective, policies and restrictions.


INVESTMENT OBJECTIVE


         The Portfolio's investment objective is to achieve long-term growth of capital through investment primarily in equity securities of companies which appear to be undervalued. Under normal circumstances, at least 80% of the Portfolio's assets will be invested in such securities. The Portfolio may invest in equity securities of foreign issuers that are listed on a United States exchange or traded in the U.S. over-the-counter market, but will not invest more than 10% of its assets in such securities which are not so listed or traded. In addition, the Portfolio may engage in certain strategic transactions as discussed below. Although the Portfolio normally does not invest in securities which are restricted as to disposition by federal securities laws or are otherwise illiquid, the Portfolio may so invest up to 15% of its net assets. The Portfolio purchases short-term interest-bearing securities with uninvested funds, the amount of which will depend upon market conditions and the needs of the Portfolio.


SUITABILITY AND RISK FACTORS


         The Fund is not intended to provide an investment program meeting all of the requirements of an investor. The companies in which the Portfolio invests generally reinvest their earnings, and dividend income should not be expected. Additionally, notwithstanding the Portfolio's ability to spread risk by holding securities of a number of portfolio companies, shareholders should be able and prepared to bear the risk of investment losses which may accompany the investments contemplated by the Portfolio.


FOREIGN SECURITIES


         Foreign securities may be purchased and sold in over-the-counter markets (but persons affiliated with the Portfolio will not act as principal in such purchases and sales) or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although the Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies abroad than in the United States.

         The dividends and interest payable on certain of the Portfolio's foreign portfolio securities may be subject to foreign withholding taxes and in some cases capital gains from such securities may also be subject to foreign tax, thus reducing the net amount of income or gain available for distribution to the Fund's shareholders.

         Investors should understand that the expense ratio of the Portfolio may be higher than that of investment companies investing exclusively in domestic securities because of the cost of maintaining the custody of foreign securities.


STRATEGIC TRANSACTIONS


         The Portfolio may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity market movements), or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Portfolio may change over time as new instruments and strategies are developed or regulatory changes occur.

         In the course of pursuing its investment objective, the Portfolio may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for the Portfolio's portfolio resulting from securities market or currency exchange rate fluctuations, to protect the Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although the Portfolio's net loss exposure resulting from Strategic Transactions entered into for such purposes will not exceed 3% of the Portfolio's net assets at any one time and, to the extent necessary, the Portfolio will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating the Portfolio's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if Standish, Ayer & Wood, Inc. ("Standish" or the "Adviser") believes that the Portfolio is underweighted in cyclical stocks and overweighted in consumer stocks, the Portfolio may buy a cyclical index call option and sell a cyclical index put option and sell a consumer index call option and buy a consumer index put option. Under such circumstances, any unrealized loss in the cyclical position would be netted against any unrealized gain in the consumer position (and vice versa) for purposes of calculating the Portfolio's net loss exposure. The ability of the Portfolio to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Portfolio's activities involving Strategic Transactions may be limited in order to enable the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company.


RISKS OF STRATEGIC TRANSACTIONS


         Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the Portfolio, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the Portfolio can realize on its investments or cause the Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in the Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio's position. The writing of options could significantly increase the Portfolio's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.
 In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the Portfolio in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, the Portfolio will limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.


GENERAL CHARACTERISTICS OF OPTIONS

         Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold.

 Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of the Portfolio's assets in special accounts, as described below under "Use of Segregated Accounts."


         A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised), the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Portfolio the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised), the underlying instrument at the exercise price. The Portfolio may purchase a call option on a security, futures contract, index, currency or other instrument to seek to protect the Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ( "OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ( "OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

         With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in -the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         The Portfolio's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.


         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.


         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ( "Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Portfolio will generally sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Portfolio to require the Counterparty to sell the option back to the Portfolio at a formula price within seven days. (To the extent that the Portfolio does not do so, the OTC options are subject to the Portfolio's restriction on illiquid securities.) The Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Portfolio will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ( "NRSRO") or which issue debt that is determined to be of equivalent credit quality by the Adviser. The staff of the Securities and Exchange Commission ("SEC") currently takes the position that, absent the buy-back provisions discussed above, OTC options purchased by the Portfolio, and portfolio securities "covering" the amount of the Portfolio's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Portfolio's limitation on investing in illiquid securities. However, for options written with "primary dealers" in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price.


         If the Portfolio sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Portfolio's income. The sale (writing) of put options can also provide income.

         The Portfolio may purchase and sell (write) call options on securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Portfolio must be "covered" (i.e., the Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Portfolio will receive the option premium to help offset any loss, the Portfolio may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call sold by the Portfolio also exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Portfolio to hold a security or instrument which it might otherwise have sold.

         The Portfolio may purchase and sell (write) put options on securities including equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. The Portfolio will not sell put options if, as a result, more than 50% of the Portfolio's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Portfolio may be required to buy the underlying security at a price above the market price.


OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES


         The Portfolio may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, the Portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio.


GENERAL CHARACTERISTICS OF FUTURES


         The Portfolio may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. The sale of futures contracts creates a firm obligation by the Portfolio , as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by the Portfolio, as purchaser to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position upon exercise of the option.

         The Portfolio's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the regulations of the Commodity Futures Trading Commission relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that the Portfolio may use commodity futures and option positions (i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the SEC to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions (net of the amount the positions were "in the money" at the time of purchase) do not exceed 5% of the net asset value of the Portfolio's portfolio, after taking into account unrealized profits and losses on such positions. Typically, maintaining a futures contract or selling an option thereon requires the

Portfolio to deposit with its custodian for the benefit of a futures commission merchant as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Portfolio. If the Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.


CURRENCY TRANSACTIONS


         The Portfolio may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed-upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Portfolio may enter into over-the-counter currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by the Adviser.

         The Portfolio's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See, "Strategic Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.


         The Portfolio will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

         The Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure. For example, the Portfolio may hold a French security and the Adviser may believe that French francs will deteriorate against German marks.
 The Portfolio would sell French francs to reduce its exposure to that currency and buy German marks. This strategy would be a hedge against a decline in the value of French francs, although it would expose the Portfolio to declines in the value of the German mark relative to the U.S. dollar.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Portfolio's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of the Portfolio's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Portfolio's securities denominated in linked currencies. For example, if the Adviser considers that the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Portfolio holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Portfolio is engaging in proxy hedging. If the Portfolio enters into a currency hedging transaction, the Portfolio will comply with the asset segregation requirements described below.

RISKS OF CURRENCY TRANSACTIONS


         Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.


COMBINED TRANSACTIONS


         The Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions ("component transactions"), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser it is in the best interests of the Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


SWAPS, CAPS, FLOORS AND COLLARS


         Among the Strategic Transactions into which the Portfolio may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Portfolio expects to enter into these transactions primarily for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, the Portfolio's net loss exposure resulting from swaps, caps, floors and collars and other Strategic Transactions entered into for such purposes will not exceed 1% of the Portfolio's net assets at any one time. The Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

         The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or which issue debt that is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors and collars are considered illiquid for purposes of the Portfolio's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Portfolio Trust's Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations. The staff of the SEC currently takes the position that swaps, caps, floors and collars are illiquid, and are subject to the Portfolio's limitation on investing in illiquid securities.


EURODOLLAR CONTRACTS


         The Portfolio may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time.
 Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.


RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES


         When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.


USE OF SEGREGATED ACCOUNTS


         The Portfolio will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. The Portfolio will cover Strategic Transactions as required by interpretive positions of the SEC.

The Portfolio will not enter into Strategic Transactions that expose the Portfolio to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid, high grade debt securities with a value sufficient to cover its potential obligations. The Portfolio may have to comply with any applicable regulatory requirements for Strategic Transactions, and if required, will set aside cash and other assets in a segregated account with its custodian bank in the amount prescribed. In that case, the Portfolio's custodian would maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or other assets to account for fluctuations in the value of the account. Assets held in a segregated account would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.


MONEY MARKET INSTRUMENTS AND REPURCHASE AGREEMENTS


         When the Adviser considers investments in equity securities to present excessive risks and to maintain liquidity for redemptions, the Portfolio may invest all or a portion of its assets in money market instruments or short-term interest-bearing securities. The Portfolio may also invest uncommitted cash in such instruments and securities.


         Money market instruments include short-term U.S. government securities, U.S. and foreign commercial paper (promissory notes issued by corporations to finance their short-term credit needs), negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and repurchase agreements.


     U.S. government securities include securities which are direct obligations of the U.S. government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the U.S. government, which may be guaranteed by the U.S. Treasury or supported by the issuer's right to borrow from the Treasury or may be backed by the credit of the federal agency or instrumentality itself. Agencies and instrumentalities of the U.S. government include, but are not limited to, Federal Land Banks, the Federal Farm Credit Bank, the Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Federal National Mortgage Association.

         A repurchase agreement is an agreement under which the Portfolio acquires money market instruments (generally U.S. government securities, bankers' acceptances or certificates of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by the Portfolio and is unrelated to the interest rate on the instruments. The instruments acquired by the Portfolio (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the custodian bank for the Portfolio until they are repurchased. The Trustees will monitor the standards which the Adviser will use in reviewing the creditworthiness of any party to a repurchase agreement with the Portfolio.

         The use of repurchase agreements involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by the Portfolio at a time when their market value has declined, the Portfolio may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by the Portfolio are collateral for a loan by the Portfolio and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the instruments it acquires. While the Trustees acknowledge these risks, it is expected that they can be controlled through careful documentation and monitoring.


PORTFOLIO TURNOVER


         The Portfolio places no restrictions on portfolio turnover and it may sell any portfolio security without regard to the period of time it has been held, except as may be necessary to enable the Fund to maintain its status as a regulated investment company under the Internal Revenue Code. The Portfolio may therefore generally change its portfolio investments at any time in accordance with the Adviser's appraisal of factors affecting any particular issuer or market, or the economy in general.


                             INVESTMENT RESTRICTIONS


         The Fund and the Portfolio have each adopted the following fundamental policies in addition to those described under "Investment Objective and Policies -- Investment Restrictions" in the Prospectus. Each of the Fund's and the Portfolio's fundamental policies cannot be changed unless the change is approved, respectively, by the "vote of the outstanding voting securities" of the Fund or the Portfolio, as the case may be, which phrase as used herein means the lesser of (i) 67% or more of the voting securities of the Fund or the Portfolio present at a meeting, if the holders of more than

50% of the outstanding voting securities of the Fund or the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund or the Portfolio.

         As a matter of fundamental policy, the Portfolio (Fund) may not (except that the Fund may invest substantially all of its assets (other than assets which are not "investment securities," as defined in the 1940 Act, or are excepted by the SEC) in an open-end management investment company with substantially the same investment objective as the Fund):


1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. government securities.


2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio (Fund) may be deemed to be an underwriter under the Securities Act of 1933.


3.       Purchase real estate or real estate mortgage loans.


4. Purchase securities on margin (except that the Portfolio (Fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).


5. Purchase or sell commodities or commodity contracts (except futures contracts and options on such futures contracts and foreign currency exchange transactions).


6. With respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer

7. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Fund may borrow from banks in an amount up to 15% of the current value of its total assets as a temporary measure for extraordinary or emergency purposes (but not investment purposes), and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

8.       Make loans of portfolio securities.

         The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval, in accordance with applicable laws, regulations or regulatory policy. The Portfolio (Fund) may not (except that the Fund may invest substantially all of its assets (other than assets which are not "investment securities," as defined in the 1940 Act, or are excepted by the SEC) in an open-end management investment company with substantially the same investment objective as the Fund):

a. Make short sales of securities unless (a) after effect is given to any such short sale, the total market value of all securities sold short would not exceed 5% of the value of the Portfolio's (Fund's) net assets or (b) at all times during which a short position is open it owns an equal amount of such securities, or by virtue of ownership of convertible or exchangeable securities it has the right to obtain through the conversion or exchange of such other securities an amount equal to the securities sold short.


b. Invest in companies for the purpose of exercising control or management.

c. Invest in interests in oil, gas or other exploration or development programs.


d.       Invest more than 5% of the assets of the  Portfolio
         (Fund) in the securities of any issuers which together with their corporate parents have records of less than three years' continuous operation, including the operation of any predecessor, other than (a) obligations issued or guaranteed by the U.S. Government or its agencies and (b) repurchase agreements fully collateralized by such securities.

e. Invest in securities of any company if any officer or director (trustee) of the Portfolio Trust (Trust) or of the Portfolio's investment adviser owns more than 1/2 of 1% of the outstanding securities of such company and such officers and directors (trustees) own in the aggregate more than 5% of the securities of such company.

f. Purchase or write options, except pursuant to the limitations under "Strategic Transactions."

g.       Invest more than an aggregate of 15% of the net assets of the Portfolio
         (Fund) in (a) repurchase agreements which are not terminable within seven days and (b) securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations and (c) in other illiquid securities, unless such securities were received as distributions on portfolio securities.

h. Purchase the securities of other investment companies, provided that the Fund may make such a purchase as part of a merger, consolidation, or acquisition of assets, or except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than customary brokers' commissions and then only if, as a result, no (i) more than 10% of the Fund's assets would be invested in securities of other investment companies, (ii) more than 3% of the total outstanding voting securities of any one such investment company would be held by the Fund or (iii) more than 5% of the Fund's assets would be invested in any one such investment company.

i. Invest more than 10% of its net assets in repurchase agreements (this restriction is Fundamental with respect to the Fund, but not the Portfolio).

         If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Portfolio's (Fund's) assets will not constitute a violation of the restriction, except with respect to restriction
(e) above.


         In order to permit the sale of shares of the Fund in certain states, the Board may, in its sole discretion, adopt restrictions on investment policy more restrictive than those described above.
 Should the Board determine that any such more restrictive policy is no longer in the best interest of the Fund and its shareholders, the Fund may cease offering shares in the state involved and the Board may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Board may, in its sole discretion, revoke such policy.

                         CALCULATION OF PERFORMANCE DATA


         As indicated in the Prospectus, the Fund may, from time to time, advertise certain total return information. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ( "n") according to the formula P(1+T)n=ERV.

         The average annual total return quotations for the Fund for the one year period ended December 31, 1995, and since inception (January 2, 1991 to December 31, 1995) are 37.55% and %, respectively. These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future.

         In addition to average annual return quotations, the Fund may quote quarterly and annual performance on a net (with management and administration fees deducted) and gross basis as follows:

QUARTER/YEAR                                         NET              GROSS

    1Q91                                             16.30             16.50
    2Q91                                             (2.76)            (2.53)
    3Q91                                              6.15              6.42
    4Q91                                             11.09             11.34
    1991                                             36.36             34.62
    1Q92                                             (2.77)            (2.52)




2Q92                                                (2.63)             (2.38)
    3Q92                                             4.03               4.28
    4Q92                                             11.20             10.74
    1992                                             9.52               9.52
    1Q93                                             7.71               7.91
    2Q93                                             2.76               2.96
    3Q93                                             6.64               6.84
    4Q93                                             2.34               2.54
    1993                                             20.79             21.72
    1Q94                                             (2.30)            (2.13)
    2Q94                                             (3.14)            (2.96)
    3Q94                                             3.22               3.40
    4Q94                                             (1.50)            (1.33)
    1994                                             (3.78)%           (3.10)%
    1Q95                                             8.76               8.93
    2Q95                                             11.10             11.28
    3Q95                                             9.56               9.74
    4Q95                                             3.90               4.09
    1995                                             37.55             38.46


         These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future.


         The Fund's performance may be compared in sales literature to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

                                   MANAGEMENT

TRUSTEES AND OFFICERS OF THE TRUST AND PORTFOLIO TRUST

         The Trustees and executive officers of the Trust are listed below. The Trustees of the Portfolio Trust are identical to the Trustees of the Trust. The officers of the Portfolio Trust are Messrs. Clayson, Ladd, Wood, Hollis and Murray, and Mss. Banfield, Hermann and Kneeland who hold the same office with the Portfolio Trust as with the Trust. All executive officers of the Trust and the Portfolio Trust are affiliates of Standish, Ayer & Wood, Inc., the Portfolio's investment adviser.

NAME, ADDRESS                                        POSITION HELD              PRINCIPAL OCCUPATION
AND DATE OF BIRTH                                    WITH TRUST                 DURING PAST 5 YEARS
D. Barr Clayson*, 7/29/35                            Vice President             Vice President and Managing
c/o Standish, Ayer & Wood, Inc.                       and Trustee               Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.; President,
Boston, MA 02111                                                                Standish International
                                                                                Management Company, L.P.

Samuel C. Fleming, 9/30/40                           Trustee                    Chairman of the Board and
c/o Decision Resources, Inc.                                                    Chief Executive Officer,
1100 Winter Street                                                              Decision Resources, Inc.;
Waltham, MA 02154                                                               through 1989, Senior V.P.
                                                                                Arthur D. Little

Benjamin M. Friedman, 8/5/44                         Trustee                    William Joseph Maier
c/o Harvard University                                                          Professor of Political
Cambridge, MA 02138                                                             Economy, Harvard
                                                                                University

John H. Hewitt, 4/11/35                              Trustee                    Trustee, The Peabody
P.O. Box 307                                                                    Foundation; Trustee,
So. Woodstock, VT 05071                                                         Visiting Nurse Alliance of
                                                                                Vermont and New Hampshire




                                       22


NAME, ADDRESS                                        POSITION HELD              PRINCIPAL OCCUPATION
AND DATE OF BIRTH                                    WITH TRUST                 DURING
PAST 5 YEARS

Edward H. Ladd*, 1/3/38                              Trustee and                Chairman of the Board and
c/o Standish, Ayer & Wood, Inc.                      Vice President             Managing Director,
One Financial Center                                                            Standish, Ayer & Wood, Inc.
Boston, MA 02111                                                                since 1990; formerly,
                                                                                President of Standish, Ayer
                                                                                & Wood, Inc.

Caleb Loring III, 11/14/43                           Trustee                    Trustee, Essex Street
c/o Essex Street Associates                                                     Associates (family
P.O. Box 5600                                                                   investment trust office);
Beverly Farms, MA 01915                                                         Director, Holyoke Mutual
                                                                                Insurance Company

Richard S. Wood*, 5/2/54                             President and              Vice President, Secretary
c/o Standish, Ayer & Wood, Inc.                      Trustee                    and Director, Standish,
One Financial Center                                                            Ayer & Wood, Inc.;
Boston, MA 02111                                                                Executive Vice President,
                                                                                Standish International
                                                                                Management Company, L.P.

Richard C. Doll, 7/8/48                              Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

James E. Hollis III, 11/21/48                        Executive Vice             Vice President and
c/o Standish, Ayer & Wood, Inc.                      President                  Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

David W. Murray, 5/5/40                              Treasurer and              Vice President, Treasurer



NAME, ADDRESS                                        POSITION HELD              PRINCIPAL OCCUPATION
AND DATE OF BIRTH                                    WITH TRUST                 DURING PAST 5 YEARS
-----------------                                    ---------------            -------------------


c/o Standish, Ayer & Wood, Inc.                      Secretary                  and Director, Standish,
One Financial Center                                                            Ayer & Wood, Inc.
Boston, MA 02111

Caleb F. Aldrich, 9/20/57                            Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

Beverly E. Banfield, 7/6/56                          Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Compliance Officer,
One Financial Center                                                            Standish, Ayer & Wood,
Boston, MA 02111                                                                Inc.; Assistant Vice
                                                                                President and Compliance
                                                                                Officer, Freedom Capital
                                                                                Management Corp.
                                                                                (1989-1992)




                                       25




NAME, ADDRESS                                        POSITION HELD              PRINCIPAL OCCUPATION
AND DATE OF BIRTH                                    WITH TRUST                 DURING PAST 5 YEARS
-----------------                                    ---------------            -------------------


NAME, ADDRESS                                        POSITION HELD              PRINCIPAL OCCUPATION
AND DATE OF BIRTH                                    WITH TRUST                 DURING
PAST 5 YEARS

Nicholas S. Battelle, 6/24/42                        Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

Walter M. Cabot, 1/6/33                              Vice President             Senior Advisor and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.; prior to
Boston, MA 02111                                                                1991, President, Harvard
                                                                                Management Company

David H. Cameron, 11/2/55                            Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.


                                       26




NAME, ADDRESS                                        POSITION HELD              PRINCIPAL OCCUPATION
AND DATE OF BIRTH                                    WITH TRUST                 DURING PAST 5 YEARS
-----------------                                    ---------------            -------------------


Boston, MA 02111

Karen K. Chandor, 2/13/50                            Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

Lavinia B. Chase, 6/4/46                             Vice President             Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                 Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Susan B. Coan, 5/1/52                                Vice President             Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                 Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

W. Charles Cook II, 7/16/63                          Vice President             Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                 Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

James W. Copley, Jr., 2/1/52                         Vice President             President and Director,
c/o Standish, Ayer & Wood, Inc.                                                 Consolidated Investment
One Financial Center                                                            Corporation;
Boston, MA 02111                                                                Vice-President, Funds
                                                                                Management, Consolidated
                                                                                Healthcare, Inc.




                                       27




NAME, ADDRESS                                        POSITION HELD              PRINCIPAL OCCUPATION
AND DATE OF BIRTH                                    WITH TRUST                 DURING PAST 5 YEARS
-----------------                                    ---------------            -------------------


Joseph M. Corrado, 5/13/55                           Vice President             Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                 Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Dolores S. Driscoll, 2/17/48                         Vice President             Vice President and Managing


                                       28




NAME, ADDRESS                                        POSITION HELD              PRINCIPAL OCCUPATION
AND DATE OF BIRTH                                    WITH TRUST                 DURING PAST 5 YEARS
-----------------                                    ---------------            -------------------


c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

Anne P. Herrmann, 1/26/56                            Vice President             Mutual Fund Administrator,
c/o Standish, Ayer & Wood, Inc.                                                 Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Ann S. Higgins, 4/8/35                               Vice President             Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                 Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Denise B. Kneeland, 8/19/51                          Vice President             Senior Operations Manager,
c/o Standish, Ayer & Wood, Inc.                                                 Standish, Ayer & Wood, Inc.
One Financial Center                                                            since January, 1995;
Boston, MA 02111                                                                formerly Vice President,
                                                                                Scudder Clark and Stevens

Raymond J. Kubiak, 9/3/57                            Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

Maria D. Furman, 2/3/54                              Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

Phillip D. Leonardi, 4/24/62                         Vice President             Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                 Ayer & Wood, Inc. since
One Financial Center                                                            November 1993; formerly,
Boston, MA 02111                                                                Investment Sales, Cigna
                                                                                Corporation (1993) and
                                                                                Travelers Corporation
                                                                                (1984-1993)


                                       30




NAME, ADDRESS                                        POSITION HELD              PRINCIPAL OCCUPATION
AND DATE OF BIRTH                                    WITH TRUST                 DURING PAST 5 YEARS
-----------------                                    ---------------            -------------------


Laurence A. Manchester, 5/24/43                      Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

George W. Noyes, 11/12/44                            Vice President             President and Managing
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

Arthur H. Parker, 8/12/35                            Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

Jennifer A. Pline, 3/8/60                            Vice President             Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                 Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Howard B. Rubin, 10/29/59                            Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

Michael C. Schoeck, 10/24/55                         Vice President             Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                 Ayer & Wood, Inc. since
One Financial Center                                                            August, 1993; formerly,
Boston, MA 02111                                                                Vice President,
                                                                                Commerzbank, Frankfurt,
                                                                                Germany

Austin C. Smith, 7/25/42                             Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.


                                       31




NAME, ADDRESS                                        POSITION HELD              PRINCIPAL OCCUPATION
AND DATE OF BIRTH                                    WITH TRUST                 DURING PAST 5 YEARS
-----------------                                    ---------------            -------------------


Boston, MA 02111

Stephen A. Smith, 3/13/49                            Vice President             Vice President, since
c/o Standish, Ayer & Wood, Inc.                                                 November 2, 1993; formerly,
One Financial Center                                                            Standish, Ayer & Wood, Inc.
Boston, MA 02111                                                                Consultant Cambridge

James W. Sweeney, 5/15/59                            Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

Ralph S. Tate, 4/2/47                                Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
since April,
Boston, MA 02111                                                                1990; formerly Vice
                                                                                President, Aetna Life &
                                                                                Casualty

Michael W. Thompson, 3/31/56                         Vice President             Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                 Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

*Indicates that Trustee is an interested person of the Trust or the Portfolio Trust for purposes of the 1940 Act.


COMPENSATION OF TRUSTEES AND OFFICERS


         Each of the Trust and the Portfolio Trust pays no compensation to the Trustees of the Trust or the Portfolio Trust affiliated with Standish as the Administrator of the Fund (the "Fund Administrator") or the Adviser, respectively, or the Trust's and Portfolio Trust's officers. None of the Trustees or officers have engaged in any financial transactions with the Trust, the Portfolio Trust or the Adviser.

         The following table sets forth all compensation paid to the Trust's Trustees as of the Fund's fiscal year ended December 31, 1995:

                                                                    TOTAL
                                  PENSION OR RETIREMENT           COMPENSATION
                 AGGREGATE         BENEFITS ACCRUED AS             FROM FUND
                 COMPENSATION      PART OF                       AND OTHER FUNDS
NAME OF TRUSTEE  FROM THE FUND     FUND'S EXPENSES                IN COMPLEX*

D. Barr Clayson        $0                         $0                    $0
Richard C. Doll**       0                          0                     0
Samuel C. Fleming       0                          0                41,750
Benjamin M. Friedman  217                          0                36,750
John H. Hewitt        191                          0                36,750
Edward H. Ladd        101                          0                     0
Caleb Loring, III     191                          0                36,750
Richard S. Wood         0                          0                     0

* As of the date of this Statement of Additional Information there were 18 funds in the fund complex.

** Mr. Doll resigned as a Trustee effective December 6, 1995.


CERTAIN SHAREHOLDERS


         At January 15, 1996, Trustees and officers of the Trust and the Portfolio Trust as a group beneficially owned (i.e., had voting and/or investment power) approximately 1.09% of the then outstanding shares of the Fund. At that date, each of the following persons beneficially owned 5% or more of the then outstanding shares of the Fund:

[                       ]


INVESTMENT ADVISER


 OF THE PORTFOLIO TRUST

         Standish serves as the Adviser to the Portfolio pursuant to a written investment advisory agreement with the Portfolio Trust.
 Prior to April, 1996, the Adviser managed directly the assets of the Fund pursuant to an investment advisory agreement. This agreement was terminated by the Fund on such date subsequent to the approval by the Fund's shareholders on March 29, 1996 to implement certain changes in the Fund's investment restrictions which enable the Fund to invest all of its investable assets in the Portfolio. The Adviser is a Massachusetts corporation organized in 1933 and is registered under the Investment Advisers Act of 1940.

     The following, constituting all of the Directors and all of the shareholders of the Adviser, are the Adviser's controlling persons: Caleb F. Aldrich, Nicholas S. Battelle, Walter M. Cabot, Sr., David H. Cameron, Karen K. Chandor, D. Barr Clayson, Richard C. Doll, Dolores S. Driscoll, Mark A. Flaherty, Maria D. Furman, James E. Hollis III, Raymond J. Kobiak, Edward H. Ladd, Laurence A. Manchester, David W. Murray, George W. Noyes, Arthur H. Parker, Howard B. Rubin, Austin C. Smith, David C. Stuehr, James J. Sweeney, Ralph S. Tate and Richard S. Wood.

         Certain services provided by the Adviser under the advisory agreement are described in the Prospectus. These services are provided without reimbursement by the Portfolio for any costs incurred. Under the investment advisory agreement, the Adviser is paid a fee based upon a percentage of the Portfolio's average daily net asset value computed as described in the Prospectus. The rate and time at which the fee is paid is described in the Prospectus. For services to the fund during the fiscal year ended December 31, 1993, the Adviser did not impose a portion of its fee, amounting to $60,610, and received advisory fees of $114,932. For the fiscal year ended December 31, 1994 and 1995, the Adviser received advisory fees of $422,731 and $557,342.

         Pursuant to the investment advisory agreement, the Portfolio bears expenses of its operations other than those incurred by the Adviser pursuant to the investment advisory agreement. Among other expenses, the Portfolio will pay share pricing expenses; custodian fees and expenses; administration fees; legal and auditing fees and expenses; expenses of investor reports to be provided to existing shareholders; registration and reporting fees and expenses; and Trustees' fees and expenses.

         Unless terminated as provided below, the Investment Advisory Agreement continues in full force and effect until March 29, 1998 and for successive periods of one year thereafter, but only so long as each such continuance is approved annually (i) by either the Trustees of the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of the Portfolio, and, in either event (ii) by vote of a majority of the Trustees of the Portfolio Trust who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of the Portfolio or by the Adviser, on sixty days' written notice to the other parties. The Investment Advisory Agreement terminates in the event of its assignment as defined in the 1940 Act.

         In an attempt to avoid any potential conflict with portfolio transactions for the Portfolio, the Adviser , the Trust and the Portfolio Trust have each adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders, and the Portfolio and its investors, come before those of the Adviser and its employees.

ADMINISTRATOR OF THE FUND

         Standish also serves as the administrator to the Fund (the
"Fund Administrator") pursuant to a written administration agreement with the Trust on behalf of the Fund. Certain services provided by the Fund Administrator under the administration agreement are described in the Prospectus. For these services, the Fund Administrator currently does not receive any additional compensation. The Trustees of the Trust may, however, determine in the future to compensate the Fund Administrator for its administrative services. The administration agreement provides that if the total expenses of the Fund and the Portfolio in any fiscal year exceed the most restrictive expense limitation applicable to the Fund in any state in which shares of the Fund are then qualified for sale, the compensation due the Fund Administrator shall be reduced by the amount of the excess, by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month during the fiscal year, subject to readjustment during the year. Currently, the most restrictive state expense limitation provision limits the Fund's expenses to 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million of such net assets and 1 1/2% of such net assets in excess of $100 million.

         The Fund's administration agreement can be terminated by either party on not more than sixty days' written notice.

ADMINISTRATOR OF THE PORTFOLIO

         IBT Trust Company (Cayman) Ltd., P.O. Box 501, Grand Cayman, Cayman Islands, BWI, serves as the administrator to the Portfolio (the "Portfolio Administrator") pursuant to a written administration agreement with the Portfolio Trust on behalf of the Portfolio. The Portfolio Administrator provides the Portfolio Trust with office space for managing its affairs, and with certain clerical services and facilities. For these services, the Portfolio Administrator currently receives a fee from the Portfolio in the amount of $7,500 annually.

         The Portfolio's administration agreement can be terminated by either party on not more than sixty days' written notice.

DISTRIBUTOR OF THE FUND

         Standish Fund Distributors, L.P. (the "Principal Underwriter") serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for the Fund's shares. In that capacity, the Principal Underwriter has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Underwriting Agreement between the Trust and the Principal Underwriter. The Underwriting Agreement shall continue in effect with respect to the Fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of the Principal Underwriter are located at One Financial Center, 26th Floor, Boston, Massachusetts 02111.


                              REDEMPTION OF SHARES

Detailed information on redemption of shares is included in the Prospectus. The Trust may suspend the right to redeem Fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Portfolio of securities owned by it or determination by the Portfolio of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the Fund.

         The Trust intends to pay in cash for all Fund shares redeemed, but under certain conditions, the Trust may make payment wholly or partly in portfolio securities from the Portfolio, in conformity to the applicable rule of the SEC. Portfolio securities paid upon redemption of Fund shares will be valued at their then current market value. The Trust, on behalf of each of its series, has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which contains a formula for determining the minimum amount of cash which may be paid as part of any redemption, limiting cash payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.
 An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash. The Portfolio has advised the Trust that the Portfolio will not redeem in-kind except in circumstances in which the Fund is permitted to redeem in-kind or except in the event the Fund completely withdraws its interest from the Portfolio.


                             PORTFOLIO TRANSACTIONS


         The Adviser is responsible for placing the Portfolio's portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolio and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the Adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also provide research services. These services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the Portfolio effects its securities transactions may be used by the Adviser in servicing other accounts; not all of these services may be used by the Adviser in connection with the Portfolio. The investment advisory fee paid by the Portfolio under the advisory agreement will not be reduced as a result of the Adviser's receipt of research services.

         For the fiscal years ended December 31, 1993 , 1994 and 1995, brokerage commissions paid by the Fund on portfolio transactions totaled $75,896 , $287,545 and $ , respectively. Brokerage commissions of $ paid during the fiscal year ended December 31, 1995 were paid on portfolio transactions aggregating $ executed by brokers who provided research and other statistical and factual information. At December 31, 1995, the Fund did not hold any securities of its regular brokers or dealers.

         The Adviser also places portfolio transactions for other advisory accounts. The Adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Portfolio and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Portfolio. In making such allocations, the main factors considered by the Adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.


                        DETERMINATION OF NET ASSET VALUE


         The Fund's net asset value per share is computed on each day on which the New York Stock Exchange is open, (a "Business Day") as of the close of regular trading (currently 4:00 p.m. New York City time). Currently the New York Stock Exchange is not open on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial

Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.
 The net asset value per share is computed by dividing the value of all securities and other assets of the Fund (substantially all of which will be represented by the Fund's investment in the Portfolio) less all liabilities by the number of Fund shares outstanding, and rounding to the nearest cent per share. Expenses and fees of the Fund are accrued daily and taken into account for the purpose of determining net asset value.

         The value of the Portfolio's net assets (I.E., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Fund is determined. Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each Business Day. As of 4:00 p.m. (Eastern time) on each Business Day, the value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m. on the following Business Day.


         Portfolio securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid prices. Securities for which quotations are not readily available and all other assets will be valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Trustees.

                             THE FUND AND ITS SHARES


         The Fund is an investment series of the Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust of the Trust, the

Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the Fund. Each share represents an equal proportionate interest in the Fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Upon any liquidation of the Fund, shareholders are entitled to share pro rata in the net assets available for distribution.

         All Fund shares have equal rights with regard to voting, and shareholders of the Fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including any change of investment policy requiring the approval of shareholders.


         Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.


         Except as described below, whenever the Trust is requested to vote on a fundamental policy of or matters pertaining to the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote proportionately as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Subject to applicable statutory and regulatory requirements, the Fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in the Portfolio, and that is not required to be voted on by shareholders of the Fund, would nonetheless be voted on by the Trustees of the Trust.

                         THE PORTFOLIO AND ITS INVESTORS

         The Portfolio is a series of Standish, Ayer & Wood Master Portfolio, a newly formed trust and, like the Fund, is an open-end management investment company under the Investment Company Act of 1940, as amended. The Portfolio Trust was organized as a master trust fund under the laws of the State of New York on January [ ], 1996.

         Interests in the Portfolio have no preemptive or conversion rights, and are fully paid and non-assessable, except as set forth below. The Portfolio normally will not hold meetings of holders of such interests except as required under the 1940 Act. The Portfolio would be required to hold a meeting of holders in the event that at any time less than a majority of its Trustees holding office had been elected by holders. The Trustees of the Portfolio continue to hold office until their successors are elected and have qualified. Holders holding a specified percentage of interests in the Portfolio may call a meeting of holders in the Portfolio for the purpose of removing any Trustee.
 A Trustee of the Portfolio may be removed upon a majority vote of the interests held by holders in the Portfolio qualified to vote in the election. The 1940 Act requires the Portfolio to assist its holders in calling such a meeting. Upon liquidation of the Portfolio, holders in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to holders.

         Each holder in the Portfolio is entitled to a vote in proportion to its percentage interest in the Portfolio.


                                    TAXATION


         Each series of the Trust, including the Fund, is treated as a separate entity for accounting and tax purposes. The Fund has qualified and elected to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its investment company taxable income (i.e., all income, after reduction by deductible expenses, other than its "net capital gain," which is the excess, if any, of its net long-term capital gain over its net short-term capital loss) and net capital gain which are distributed to shareholders in accordance with the timing requirements of the Code.

         The Trust anticipates that the Portfolio will be treated as a partnership for federal income tax purposes. As such, the Portfolio is not subject to federal income taxation. Instead, the Fund must take into account, in computing its federal income tax liability, its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio. Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them. The Portfolio will allocate at least annually among its investors, including the Fund, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. The Portfolio will make allocations to the Fund in accordance with the Code and applicable regulations and will make moneys available for withdrawal at appropriate times and in sufficient amounts to enable the Fund to satisfy the tax distribution requirements that apply to the Fund and that must be satisfied in order to avoid Federal income and/or excise tax on the Fund. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund will be deemed (i) to own its proportionate share of each of the assets of the Portfolio and (ii) to be entitled to the gross income of the Portfolio attributable to such share.


         The Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

         The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.


         The Fund will not distribute long-term or short-term capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has [$5,704,684] of capital loss carryforwards, which expire on December 31, 2002, available to offset future capital gains. [update after 12/31/95]

         Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Portfolio's ability to enter into futures, options and currency forward transactions.


         Certain options, futures and forward foreign currency transactions undertaken by the Portfolio may cause the Portfolio to recognize gains or losses from marking to market even though the Portfolio's positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Portfolio and allocable to the Fund. Any net mark to market gains may also have to be distributed by the Fund to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition by the Portfolio of portfolio securities or borrowing to obtain the necessary cash. Also, certain of the Portfolio's losses on the Portfolio's transactions involving options, futures or forward contracts and/or offsetting Portfolio positions may be deferred rather than being taken into account currently in calculating the Portfolio's taxable income or gain. Certain of the applicable tax rules may be modified if the Portfolio is eligible and chooses to make one or more of certain tax elections that may be available. Because the Fund's income, gains and losses consist primarily of its share of the income, gains and losses of the Portfolio, which are directly affected by the provisions described in this paragraph, these transactions may affect the amount, timing and character of the Fund's distributions to shareholders. The Portfolio will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

         The Federal income tax rules applicable to interest rate or currency swaps, caps, floors and collars are unclear in certain respects, and the Portfolio may be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.

         Foreign exchange gains and losses realized by the Portfolio in connection with certain transactions involving foreign currency-denominated debt securities, if any, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and, because the Fund invests in the Portfolio, may affect the amount, timing and character of Fund distributions to shareholders. Any such transactions that are not directly related to the Portfolio's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments held for less than three months. The Fund's share of such gain (plus any such gain the Fund may realize from other sources) is limited under the Code to less than 30% of the Fund's annual gross income. Such transactions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

         The Portfolio may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors in the Fund would be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain provisions and limitations contained in the Code, only if more than 50% of the value of the Fund's total assets at the close of any taxable year were to consist of stock or securities of foreign corporations and the Fund were to file an election with the Internal Revenue Service. Because the investments of the Portfolio are such that the Fund generally does not expect to meet this 50% requirement, shareholders of the Fund generally will not directly take into account the foreign taxes, if any, paid by the Portfolio and allocable to the Fund, and will generally not be entitled to any related tax deductions or credits. Such taxes will reduce the amounts the Fund would otherwise have available to distribute.

         If the Portfolio acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on its allocable portion of "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually allocated to the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Portfolio may limit and/or manage its stock holdings in passive foreign investment companies to minimize the Fund's tax liability or maximize its return from these investments.


         Distributions from the Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described in the Fund's Prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.


         For purposes of the dividends received deduction available to corporations, dividends received by the Portfolio and allocable to the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Portfolio, for U.S. Federal income tax purposes, for at least a minimum holding period, generally 46 days, and distributed and designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the minimum holding period requirement referred to above with respect to their shares of the Fund in order to qualify for the deduction and, if they borrow to acquire such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

         At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to undistributed net investment income and/or realized or unrealized appreciation in the Fund's share of the Portfolio's portfolio. Consequently, subsequent distributions by the Fund from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.


         Upon a redemption (including a repurchase) of shares of the Fund, a shareholder may realize a taxable gain or loss, depending upon the difference between the redemption proceeds and the shareholder's tax basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares. Any loss realized on a redemption may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.


         Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

         The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

         Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

                             ADDITIONAL INFORMATION

         The Fund's Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.

                        EXPERTS AND FINANCIAL STATEMENTS


         The Fund's financial statements for the fiscal years ended December 31, 1993 , 1994 and 1995 and the Portfolio's statement of assets and liabilities dated [] 1996 included in this Statement of Additional Information have been audited by Coopers & Lybrand L.L.P. and Coopers & Lybrand, respectively, independent accountants, as set forth in their reports appearing elsewhere herein, and have been so included in reliance upon the authority of the report of such auditors as experts in accounting and auditing. The financial highlights of the Fund for the fiscal year ended December 31, 1992 and for the period from January 2, 1991 (commencement of operations) through December 31, 1991 were audited by Deloitte & Touche LLP, independent auditors, and have been similarly included in reliance upon the expertise of that firm. Coopers & Lybrand L.L.P. and Coopers & Lybrand, independent accountants, will audit the Fund's and the Portfolio's respective financial statements for the fiscal year ending December 31, 1996.

SAW0007E
                    STANDISH, AYER & WOOD MASTER PORTFOLIO --
                            STANDISH EQUITY PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES

                                 March [], 1996

ASSETS:
       Cash . . . . . . . . . . . . . . . . . . . . . . . .$100,100
       Deferred organization expenses . . . . . . . . . . .
              Total assets  . . . . . . . . . . . . . . . .

LIABILITIES:
       Accrued organization expenses  . . . . . . . . . . .

              Net assets  . . . . . . . . . . . . . . . . .$100,100

NOTES:

(1) Standish, Ayer & Wood Master Portfolio, a master trust fund organized under the laws of the State of New York, (the
         "Portfolio Trust") was organized on January   , 1996 and has
                                                     --
         been inactive since that date with respect to Standish Equity Portfolio (the "Portfolio") except for matters relating to the Portfolio's establishment and designation as a subtrust or series of the Portfolio Trust, and the sale of a beneficial interest in the Portfolio at the purchase price of $100,000 to Standish, Ayer & Wood Investment Trust -- Standish Equity Fund (the "Fund") and $100 to Standish, Ayer & Wood, Inc. (the "Initial Interests"). The Portfolio is one of four series of the Portfolio Trust.

(2) Organization expenses of the Portfolio are being deferred and will be amortized on a straight-line basis over a period not to exceed five years from the commencement of investment operations of the Portfolio. The amount paid by the Portfolio Trust on any withdrawal by the Fund, or any other then-current holder of an Initial Interest, of part or all of an Initial Interest in the Portfolio will be reduced by a portion of any unamortized organization expenses of the Portfolio, determined by the proportion of the amount of the Initial Interest withdrawn to the aggregate amount of the Initial Interests in the Portfolio then-outstanding after taking into account any prior withdrawals of any of the Initial Interests in the Portfolio.

(3) At 4:00 p.m., New York time, on each business day of the Portfolio, the value of an investor's beneficial interest in the Portfolio is equal to the product of (i) the aggregate net asset value of the Portfolio multiplied by (ii) the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio effective for that day.

(4)      The Portfolio Trust has entered into an Investment Advisory

         Agreement with Standish, Ayer & Wood, Inc. and an
         Administration and Services Agreement with IBT Trust Company (Cayman) Ltd.

                                                                     SAW0006G
MARCH  1,  1996


                           STANDISH FIXED INCOME FUND
                              ONE FINANCIAL CENTER
                           BOSTON, MASSACHUSETTS 02111
                                 (800) 221-4795

                       STATEMENT OF ADDITIONAL INFORMATION


         This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the Prospectus dated March 1, 1996, as amended and/or supplemented from time to time (the "Prospectus"), of Standish Fixed Income Fund (the "Fund"), a separate investment series of Standish, Ayer & Wood Investment Trust (the "Trust"). This Statement of Additional Information should be read in conjunction with the Fund's Prospectus, a copy of which may be obtained without charge by writing or calling the Trust's principal underwriter, Standish Fund Distributors, L.P. (the "Principal Underwriter"), at the address and phone number set forth above.


         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.









                                    CONTENTS


Investment Objective and Policies
Investment Restrictions
Calculation of Performance Data
Management
Redemption of Shares
Portfolio Transactions
Determination of Net Asset Value
The Fund and Its Shares
The Portfolio and Its Investors
Taxation
Additional Information
Experts and Financial Statements
Financial Statements

                        INVESTMENT OBJECTIVE AND POLICIES

         As described in the Prospectus, the Fund seeks to achieve its investment objective by investing all its investable assets in the Standish Fixed Income Portfolio (the "Portfolio"), a series of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), an open-end management investment company. The Portfolio has the same investment objective and restrictions as the Fund.

         The Fund's Prospectus describes the investment objective of the Fund and the Portfolio and summarizes the investment policies they will follow. Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following, which supplements the Prospectus, is a discussion of the various investment techniques employed by the Portfolio. See the Prospectus for a more complete description of the Fund's and the Portfolio's investment objective, policies and restrictions.


MONEY MARKET INSTRUMENTS AND REPURCHASE AGREEMENTS

         Money market instruments include short-term U.S. Government securities, commercial paper (promissory notes issued by corporations to finance their short-term credit needs), negotiable certificates of deposit, nonnegotiable fixed time deposits, bankers' acceptances and repurchase agreements.

         U.S. Government securities include securities which are direct obligations of the U.S. Government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the U.S. Government, which may be guaranteed by the U.S. Treasury or supported by the issuer's right to borrow from the U.S. Treasury or may be backed by the credit of the federal agency or instrumentality itself. Agencies and instrumentalities of the U.S. Government include, but are not limited to, Federal Land Banks, the Federal Farm Credit Bank, the Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Federal National Mortgage Association.


         Investments in commercial paper will be rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Ratings Group ("S&P") or Duff 1+ by Duff & Phelps, which are the highest ratings assigned by these rating services (even if rated lower by one or more of the other agencies), or which, if not rated or rated lower by one or more of the agencies and not rated by the other agency or agencies, are judged by Standish, Ayer & Wood, Inc. ("Standish" or the "Adviser"), the Portfolio's investment adviser, to be of equivalent quality to the securities so rated.

         A repurchase agreement is an agreement under which the

Portfolio acquires money market instruments (generally U.S. Government securities, bankers' acceptances or certificates of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by the Portfolio and is unrelated to the interest rate on the instruments. The instruments acquired by the Portfolio (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the custodian bank for the Portfolio until they are repurchased. The Trustees of the Portfolio Trust will monitor the standards which the Adviser will use in reviewing the credit worthiness of any party to a repurchase agreement with the Portfolio.

         The use of repurchase agreements involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by the Portfolio at a time when their market value has declined, the Portfolio may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by the Portfolio are collateral for a loan by the Portfolio and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the instruments it acquires. While the Trustees acknowledge these risks, it is expected that they can be controlled through careful documentation and monitoring.


STRATEGIC TRANSACTIONS


         The Portfolio may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Portfolio may change over time as new instruments and strategies are developed or regulatory changes occur.

         In the course of pursuing its investment objective, the Portfolio may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures

(collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for the Portfolio's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Portfolio's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although the Portfolio's net loss exposure resulting from Strategic Transactions entered into for such purposes will not exceed 3% of the Portfolio's net assets at any one time and, to the extent necessary, the Portfolio will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating the Portfolio's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser anticipates that the Belgian franc will appreciate relative to the French franc, the Portfolio may take a long forward currency position in the Belgian franc and a short foreign currency position in the French franc. Under such circumstances, any unrealized loss in the Belgian franc position would be netted against any unrealized gain in the French franc position (and vice versa) for purposes of calculating the Portfolio's net loss exposure. The ability of the Portfolio to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Portfolio's activities involving Strategic Transactions may be limited in order to enable the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.


RISKS OF STRATEGIC TRANSACTIONS


         Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the Portfolio, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the Portfolio can realize on its investments or cause the Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in the Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio's position. The writing of options could significantly increase the Portfolio's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.
 In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the Portfolio in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, the Portfolio will limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.


COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")


         The Investment Company Act of 1940, as amended (the "1940 Act"), limits the ability of one investment company to invest in the securities of another investment company. The staff of the Securities and Exchange Commission (the "SEC") takes the position that CMOs and certain other securitized assets are investment companies for this purpose unless such issuers have complied with an exemptive rule or have obtained orders from the SEC exempting them from all provisions of the Act. The Portfolio intends to operate within the applicable limitations. See the Prospectus for a further description of CMOs.

GENERAL CHARACTERISTICS OF OPTIONS

         Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold.

 Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of the Portfolio's assets in special accounts, as described below under "Use of Segregated Accounts."

         A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised), the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Portfolio the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised), the underlying instrument at the exercise price. The Portfolio may purchase a call option on a security, futures contract index, currency or other instrument to seek to protect the Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC" options). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.


         With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is in-the-money (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.


         The Portfolio's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.


         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.


         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Portfolio will generally sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Portfolio to require the Counterparty to sell the option back to the Portfolio at a formula price within seven days. (To the extent that the Portfolio does not do so, the OTC options are subject to the Portfolio's restriction on illiquid securities.) The Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Portfolio will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "Primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of

A from S&P or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or the debt of which is determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that, absent the buy-back provisions discussed above, OTC options purchased by the Portfolio, and portfolio securities "covering" the amount of the Portfolio's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Portfolio's limitation on investing in illiquid securities. However, for options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price.

         If the Portfolio sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Portfolio's income. The sale (writing) of put options can also provide income.

         The Portfolio may purchase and sell (write) call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Portfolio must be covered (i.e., the Portfolio must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Portfolio will receive the option premium to help offset any loss, the Portfolio may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call sold by the Portfolio also exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Portfolio to hold a security or instrument which it might otherwise have sold.

         The Portfolio may purchase and sell (write) put options on securities including U.S. Treasury and agency securities, mortgage backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. The Portfolio will not sell put options if, as a result, more than 50% of the Portfolio's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Portfolio may be required to buy the underlying security at a price above the market price.


OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES


         The Portfolio may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. In addition to the methods described above, the Portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio.


GENERAL CHARACTERISTICS OF FUTURES


         The Portfolio may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. The sale of futures contracts creates a firm obligation by the Portfolio , as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by the Portfolio, as purchaser to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

         The Portfolio's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the regulations of the

Commodity Futures Trading Commission relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that the Portfolio may use commodity futures and option positions (i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the SEC to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions (net of the amount that the positions were "in the money" at the time of purchase) do not exceed 5% of the net asset value of the Portfolio's portfolio, after taking into account unrealized profits and losses on such positions. Typically, maintaining a futures contract or selling an option thereon requires the Portfolio to deposit, with its custodian for the benefit of a futures commission merchant as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Portfolio. If the Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.


CURRENCY TRANSACTIONS


         The Portfolio may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Portfolio may enter into over-the-counter currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by S&P or Moody's, respectively, or that have an equivalent rating from NRSRO or (except for OTC currency options) are determined to be equivalent credit quality by the Adviser.


         The Portfolio's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See "Strategic Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

         The Portfolio will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

         The Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure. For example, the Portfolio may hold a French government bond and the Adviser may believe that French francs will deteriorate against German marks. The Portfolio would sell French francs to reduce its exposure to that currency and buy German marks. This strategy would be a hedge against a decline in the value of French francs, although it would expose the Portfolio to declines in the value of the German mark relative to the U.S.

dollar.


         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Portfolio's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of the Portfolio's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Portfolio's securities denominated in linked currencies. For example, if the Adviser considers that the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Portfolio holds securities denominated in schillings and the

Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Portfolio if the Currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Portfolio is engaging in proxy hedging. If the Portfolio enters into a currency hedging transaction, the Portfolio will comply with the asset segregation requirements described below.


RISKS OF CURRENCY TRANSACTIONS


         Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.


COMBINED TRANSACTIONS


         The Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions (component transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser it is in the best interests of the Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS


         Among the Strategic Transactions into which the Portfolio may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Portfolio expects to enter into these transactions primarily for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging in not involved although, as described above, the Portfolio's net loss exposure resulting from swaps, caps, floors and collars and other Strategic Transactions entered into for such purposes will not exceed 3% of the Portfolio's net assets at any one time. The Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

         The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying as the case may be, only the net amount of the two payments. The Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated a least A by S&P or Moody's or has an equivalent rating from an NRSRO or the

Counterparty issues debt that is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors and collars are considered illiquid for purposes of the Portfolio's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Board of Trustees of the Portfolio Trust has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Portfolio Trust's Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations. The staff of the SEC currently takes the position that swaps, caps, floors and collars are illiquid, and are subject to the Portfolio's limitation on investing in illiquid securities.


EURODOLLAR CONTRACTS


         The Portfolio may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LlBOR"), although foreign currency-denominated instruments are available from time to time.
 Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.


RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES


         When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

USE OF SEGREGATED ACCOUNTS


         The Portfolio will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. The Portfolio will cover Strategic Transactions as required by interpretive positions of the SEC. The Portfolio will not enter into Strategic Transactions that expose the Portfolio to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid, high grade debt securities with a value sufficient to cover its potential obligations. The Portfolio may have to comply with any applicable regulatory requirements for Strategic Transactions, and if required, will set aside cash and other assets in a segregated account with its custodian bank in the amount prescribed. In that case, the Portfolio's custodian would maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or other assets to account for fluctuations in the value of the account. Assets held in a segregated account would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.


"WHEN-ISSUED" AND "DELAYED DELIVERY SECURITIES"


         The Portfolio may commit up to 15% of its net assets to purchase securities on a "when-issued" and "delayed delivery" basis, which means that delivery and payment for the securities will normally take place 15 to 45 days after the date of the transaction. The payment obligation and interest rate on the securities are fixed at the time the Portfolio enters into the commitment, but interest will not accrue to the Portfolio until delivery of and payment for the securities. Although the Portfolio will only make commitments to purchase "when-issued" and "delayed delivery" securities with the intention of actually acquiring the securities, the Portfolio may sell the securities before the settlement date if deemed advisable by the Adviser.

         Unless the Portfolio has entered into an offsetting agreement to sell the securities purchased on a when-issued or forward commitment basis, cash or liquid, high-grade debt obligations with a market value at least equal to the amount of the Portfolio's commitment will be segregated with the Portfolio's custodian bank. If the market value of these securities declines, additional cash or securities will be segregated daily so that the aggregate market value of the segregated securities equals the amount of the Portfolio's commitment.

         Securities purchased on a "when-issued" and "delayed delivery" basis may have a market value on delivery which is less than the amount paid by the Portfolio. Changes in market value may be based upon the public's perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of "when-issued" securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will depreciate in value when interest rates rise.


PORTFOLIO TURNOVER


         It is not the policy of the Portfolio to purchase or sell securities for trading purposes. However, the Portfolio places no restrictions on portfolio turnover and it may sell any portfolio security without regard to the period of time it has been held, except as may be necessary to enable the Fund to maintain its status as a regulated investment company under the Code. The Portfolio may therefore generally change its portfolio investments at any time in accordance with the Adviser's appraisal of factors affecting any particular issuer or market, or the economy in general. A rate of turnover of 100% would occur if the value of the lesser of purchases and sales of portfolio securities for a particular year equaled the average monthly value of portfolio securities owned during the year (excluding short-term securities). A high rate of portfolio turnover (100% or more) involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by the Portfolio and thus indirectly by its shareholders. It may also result in the realization of larger amounts of net short-term capital gains, which (when allocated to and distributed by the Fund) are taxable to its shareholders as ordinary income and may, under certain circumstances, make it more difficult for the Fund to qualify as a regulated investment company under the Code.


                             INVESTMENT RESTRICTIONS


         The Fund and the Portfolio have each adopted the following fundamental policies in addition to those described under "Investment Objective and Policies
- Investment Restrictions" in the Prospectus. Each of the Fund's and the Portfolio's fundamental policies cannot be changed unless the change is approved, respectively, by the

"vote of the outstanding voting securities" of the Fund or the Portfolio, as the case may be, which phrase as used herein means the lesser of (i) 67% or more of the voting securities of the Fund or the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund or the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund or the Portfolio.

         As a matter of fundamental policy, the Portfolio (Fund) may not (except that the Fund may invest substantially all of its assets (other than assets which are not "investment securities," as defined in the 1940 Act, or are excepted by the SEC) in an open-end management investment company with substantially the same investment objective as the Fund):

1. Invest, with respect to at least 75% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

2. Issue senior securities, borrow money or securities or pledge or mortgage its assets, except that the Fund may
         (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes (but not for investment purposes) in an amount up to 15% of the current value of its total assets, (b) enter into forward roll transactions, and
         (c) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such
         borrowings; however, the Fund may not   make any additional
         investments while its outstanding bank borrowings exceed 5% of the current value of its total assets.

3.       Lend portfolio securities.

4. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities, including mortgage pass-through securities (GNMAs).

5. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio (Fund) may be deemed to be an underwriter under the Securities Act of 1933.

6. Purchase real estate or real estate mortgage loans, although the Portfolio (Fund) may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

 7. Purchase securities on margin (except that the Portfolio (Fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).


8. Purchase or sell commodities or commodity contracts except that the Portfolio (Fund) may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

         The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval in accordance with applicable laws, regulations or regulatory policy. The Portfolio (Fund) may not (except that the Fund may invest substantially all of its assets (other than assets which are not "investment securities," as defined in the 1940 Act, or are excepted by the SEC) in an open-end management investment company with substantially the same investment objective as the
Fund):

a. Make short sales of securities unless (a) after effect is given to any such short sale, the total market value of all securities sold short would not exceed 5% of the value of
         the        Portfolio's (Fund's) net assets or (b) at all
         times during which a short position is open it owns an equal amount of such securities, or by virtue of ownership of convertible or exchangeable securities it has the right to obtain through the conversion or exchange of such other securities an amount equal to the securities sold short.


b. Invest in companies for the purpose of exercising control or management.

c. Purchase securities of any other investment company except as part of a merger, consolidation or acquisition of assets.

d. Purchase or write options, except as described under "Strategic Transactions."

e. Invest in interests in oil, gas or other exploration or development programs.


f. Invest more than 5% of the assets of the Portfolio (Fund) in the securities of any issuers which together with their corporate parents have records of less than three years' continuous operation, including the operation of any predecessor, other than obligations issued or guaranteed by the U.S. Government or its agencies, and securities fully collateralized by such securities.

g. Invest in securities of any company if any officer or director (Trustee) of the Portfolio Trust (Trust) or of the Portfolio's investment adviser owns more than 1/2 of 1% of the outstanding securities of such company and such officers and directors (Trustees) own in the aggregate more than 5% of the securities of such company.

h.       Invest more than an aggregate of 15% of the net assets of the Portfolio
         (Fund) in (a) repurchase agreements which are not terminable within seven days, (b) securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations and (c) other illiquid securities, including nonnegotiable fixed time deposits.

i. Invest more than 5% of its net assets in repurchase agreements (this restriction is fundamental with respect to the Fund, but not the Portfolio).

         If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Portfolio's (Fund's) assets will not constitute a violation of the restriction, except with respect to restriction
(g) above.


         In order to permit the sale of shares of the Fund in certain states, the Board may, in its sole discretion, adopt restrictions on investment policy more restrictive than those described above.
 Should the Board determine that any such more restrictive policy is no longer in the best interest of the Fund and its shareholders, the Fund may cease offering shares in the state involved and the Board may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Board may, in its sole discretion, revoke such policy.

                         CALCULATION OF PERFORMANCE DATA

         As indicated in the Prospectus, the Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(1+T)n=ERV. The average annual total return quotations for the Fund for the one and five year periods ended December 31, 1995 are 18.54% and 10.21%, respectively, and since inception (March 27, 1987 to December 31, 1995) is 9.46%. The Fund's average annualized yield for the thirty day period ended December 31, 1995 was %.


         The yield of the Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes, among expenses of the Fund, all recurring fees that are charged to all shareholder accounts and any non-recurring charges for the period stated. In particular, yield is determined according to the following formula:

                           Yield = 2[(A - B + 1)6 - 1]
                                       CD

         Where: A equals dividends and interest earned during the period; B equals net expenses accrued for the period; C equals average daily number of shares outstanding during the period that were entitled to receive dividends; D equals the maximum offering price per share on the last day of the period.

         The Fund may also quote non-standardized yield, such as yield-to-maturity ("YTM"). YTM represents the rate of return an investor will receive if a long-term, interest bearing investment, such as a bond, is held to its maturity date. YTM does not take into account purchase price, redemption value, time to maturity, coupon yield, and the time between interest payments.

         In addition to average annual return quotations, the Fund may quote quarterly and annual performance on a net (with management and administration fees deducted) and gross basis as follows:

QUARTER/YEAR                                NET                                 GROSS
         2Q87                               (1.14)%                             (0.95)%
         3Q87                               (2.16)                              (2.04)

                                       19





         4Q87                                4.15                                4.30
         1987                                0.74                                1.20
         1Q88                                4.36                                4.52
         2Q88                                1.18                                1.29
         3Q88                                1.98                                2.11
         4Q88                                0.78                                0.91
         1988                                8.53                                9.09
         1Q89                                1.23                                1.37
         2Q89                                7.57                                7.70
         3Q89                                1.13                                1.26
         4Q89                                3.30                                3.42
         1989                               13.76                               14.33
         1Q90                               (0.50)                              (0.38)
         2Q90                                3.69                                3.84
         3Q90                                0.89                                1.00
         4Q90                                4.95                                5.06
         1990                                9.23                                9.77
         1Q91                                3.16                                3.28
         2Q91                                1.71                                1.84
         3Q91                                6.19                                6.29
         4Q91                                5.58                                5.68
         1991                               17.65                               18.15
         1Q92                               (0.95)                              (0.84)
         2Q92                                4.95                                5.04
         3Q92                                3.43                                3.53
         4Q92                               (0.58)                              (0.47)
         1992                                6.88                                7.33
         1Q93                                5.88                                5.98
         2Q93                                3.42                                3.52
         3Q93                                3.42                                3.52
         4Q93                                1.23                                1.33
         1993                               14.64                               15.08
         1Q94                               (3.99)                              (3.90)
         2Q94                               (1.88)                              (1.78)
         3Q94                                0.67                                0.77
         4Q94                                0.32                                0.42
         1994                               (4.86)                              (4.48)
         1Q95                                4.39                                4.48
         2Q95                                5.91                                6.01
         3Q95                                2.46                                2.56
         4Q95                                4.64                                4.73
         1995                               18.54                               18.97


         These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future.

         The Fund's performance may be compared in sales literature to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the Lehman Government/Corporate Index, which is generally considered to be representative of the performance of all domestic, dollar denominated, fixed rate, investment grade bonds, and the Lehman Brothers Aggregate Index which is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index and Yankee Bond Index, and is generally considered to be representative of all unmanaged, domestic, dollar denominated, fixed rate investment grade bonds. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

                                   MANAGEMENT


TRUSTEES AND OFFICERS OF THE TRUST AND PORTFOLIO TRUST

         The Trustees and executive officers of the Trust are listed below. The Trustees of the Portfolio Trust are identical to the Trustees of the Trust. The officers of the Portfolio Trust are Messrs. Clayson, Ladd, Wood, Hollis and Murray, and Mss. Banfield, Herrmann and Kneeland, who hold the same office with the Portfolio Trust as with the Trust. All executive officers of the Trust and the Portfolio Trust are affiliates of Standish, Ayer & Wood, Inc., the Portfolio's investment adviser.






NAME , ADDRESS                                    POSITION HELD              PRINCIPAL OCCUPATION
AND DATE OF BIRTH                                    WITH TRUST              DURING PAST 5 YEARS




Samuel C. Fleming, 9/30/40                           Trustee                    Chairman of the Board and
c/o Decision Resources, Inc.                                                    Chief Executive Officer,
1100 Winter Street                                                              Decision Resources, Inc.;
Waltham, MA 02154                                                               through 1989, Senior V.P.
                                                                                Arthur D. Little

Benjamin M. Friedman, 8/5/44                         Trustee                    William Joseph Maier
c/o Harvard University                                                          Professor of Political
Cambridge, MA 02138                                                             Economy, Harvard
                                                                                University

John H. Hewitt, 4/11/35                              Trustee                    Trustee, The Peabody
P.O. Box 307                                                                    Foundation; Trustee,
So. Woodstock, VT 05071                                                         Visiting Nurse Alliance of
                                                                                Vermont and New Hampshire
Edward H. Ladd*, 1/3/38                              Trustee and                Chairman of the Board and
c/o Standish, Ayer & Wood, Inc.                      Vice President             Managing Director,
One Financial Center                                                            Standish, Ayer & Wood, Inc.
Boston, MA 02111                                                                since 1990; formerly,
                                                                                President of Standish, Ayer
                                                                                & Wood, Inc.

Caleb Loring III, 11/14/43                           Trustee                    Trustee, Essex Street
c/o Essex Street Associates                                                     Associates (family
P.O. Box 5600                                                                   investment trust office);
Beverly Farms, MA 01915                                                         Director, Holyoke Mutual
                                                                                Insurance Company

Richard S. Wood*, 5/2/54                             President and              Vice President, Secretary
c/o Standish, Ayer & Wood, Inc.                      Trustee                    and Director, Standish,
One Financial Center                                                            Ayer & Wood, Inc.;
Boston, MA 02111                                                                Executive Vice President,
                                                                                Standish International
                                                                                Management Company, L.P.

Richard C. Doll, 7/8/48                              Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111


NAME, ADDRESS                                        POSITION HELD              PRINCIPAL OCCUPATION
AND DATE OF BIRTH                                    WITH TRUST                 DURING PAST 5 YEARS
-----------------                                    ---------------            -------------------

James E. Hollis III, 11/21/48                        Executive Vice             Vice President and
c/o Standish, Ayer & Wood, Inc.                       President                 Director, Standish, Ayer
One Financial Center                                                             & Wood, Inc.
Boston, MA 02111

David W. Murray, 5/5/40                              Treasurer and              Vice President, Treasurer
c/o Standish, Ayer & Wood, Inc.                      Secretary                  and Director, Standish,
One Financial Center                                                            Ayer & Wood, Inc.
Boston, MA 02111

Caleb F. Aldrich, 9/20/57                            Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

Beverly E. Banfield, 7/6/56                          Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Compliance Officer,
One Financial Center                                                            Standish, Ayer & Wood,
Boston, MA 02111                                                                Inc.; Assistant Vice
                                                                                President and Compliance
                                                                                Officer, Freedom Capital
                                                                                Management Corp.
                                                                                (1989-1992)

Nicholas S. Battelle, 6/24/42                        Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

Walter M. Cabot, 1/6/33                              Vice President             Senior Advisor and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.; prior to
Boston, MA 02111                                                                1991, President, Harvard
                                                                                Management Company

David H. Cameron, 11/2/55                            Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

Karen K. Chandor, 2/13/50                            Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

Lavinia B. Chase, 6/4/46                             Vice President             Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                 Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Susan B. Coan, 5/1/52                                Vice President             Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                 Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

W. Charles Cook II, 7/16/63                          Vice President             Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                 Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

James W. Copley, Jr., 2/1/52                         Vice President             President and Director,
c/o Standish, Ayer & Wood, Inc.                                                 Consolidated Investment
One Financial Center                                                            Corporation;
Boston, MA 02111                                                                Vice-President, Funds
                                                                                Management, Consolidated
                                                                                Healthcare, Inc.
                                       22



NAME, ADDRESS                                        POSITION HELD              PRINCIPAL OCCUPATION
AND DATE OF BIRTH                                    WITH TRUST                 DURING PAST 5 YEARS
-----------------                                    ---------------            -------------------

Joseph M. Corrado, 5/13/55                           Vice President             Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                 Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Dolores S. Driscoll, 2/17/48                         Vice President             Vice President and Managing
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

Anne P. Herrmann, 1/26/56                            Vice President             Mutual Fund Administrator,
c/o Standish, Ayer & Wood, Inc.                                                 Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111


Ann S. Higgins, 4/8/35                               Vice President             Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                 Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Denise B. Kneeland, 8/19/51                          Vice President             Senior Operations Manager,
c/o Standish, Ayer & Wood, Inc.                                                 Standish, Ayer & Wood, Inc.
One Financial Center                                                            since January, 1995;
Boston, MA 02111                                                                formerly Vice President, Scudder
                                                                                Clark and Stevens

Raymond J. Kubiak, 9/3/57                            Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

Maria D. Furman, 2/3/54                              Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

Phillip D. Leonardi, 4/24/62                         Vice President             Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                 Ayer & Wood, Inc. since
One Financial Center                                                            November 1993; formerly,
Boston, MA 02111                                                                Investment Sales, Cigna
                                                                                Corporation (1993) and
                                                                                Travelers Corporation
                                                                                (1984-1993)

Laurence A. Manchester, 5/24/43                      Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

George W. Noyes, 11/12/44                            Vice President             President and Managing
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111


Arthur H. Parker, 8/12/35                            Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

Jennifer A. Pline, 3/8/60                            Vice President             Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                 Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Howard B. Rubin, 10/29/59                            Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111



                                       23





Michael C. Schoeck, 10/24/55                         Vice President             Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                 Ayer & Wood, Inc. since
One Financial Center                                                            August, 1993; formerly,
Boston, MA 02111                                                                Vice President,
                                                                                Commerzbank, Frankfurt,
                                                                                Germany

Austin C. Smith, 7/25/42                             Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

Stephen A. Smith, 3/13/49                            Vice President             Vice President, since
c/o Standish, Ayer & Wood, Inc.                                                 November 2, 1993; formerly,
One Financial Center                                                            Standish, Ayer & Wood, Inc.
Boston, MA 02111                                                                Consultant Cambridge

James W. Sweeney, 5/15/59                            Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

Ralph S. Tate, 4/2/47                                Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc. since April,
Boston, MA 02111                                                                1990; formerly Vice
                                                                                President, Aetna Life &
                                                                                Casualty

Michael W. Thompson, 3/31/56                         Vice President             Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                 Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

*D. Barr Clayson, 7/29/35                            Vice President             Vice President and Managing
c/o Standish, Ayer & Wood, Inc.                      and Trustee                Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.; President,
Boston, MA 02111                                                                Standish International
                                                                                Management Company, L.P.

*Indicates that Trustee is an interested person of the Trust or the Portfolio Trust for purposes of the 1940 Act.


COMPENSATION OF TRUSTEES AND OFFICERS


         Each of the Trust and the Portfolio Trust pays no compensation to the Trustees of the Trust or the Portfolio Trust affiliated with Standish as the Administrator of the Fund (the "Fund Administrator") or the Adviser, respectively, or the Trusts's and Portfolio Trust's officers. None of the Trustees or officers have engaged in any financial transactions with the Trust, the Portfolio Trust or the Adviser.

         The following table sets forth all compensation paid to the Trust's Trustees as of the Fund's fiscal year ended December 31, 1995:


                                                           TOTAL
                                   PENSION OR RETIREMENT   COMPENSATION
                  AGGREGATE        BENEFITS ACCRUED AS     FROM FUND
                  COMPENSATION     PART OF                 AND OTHER FUNDS
NAME OF TRUSTEE   FROM THE FUND    FUND'S EXPENSES         IN COMPLEX*
D. Barr Clayson          $0              $0                    $0
Richard C. Doll**         0               0                     0
Samuel C. Fleming     6,000               0                41,750
Benjamin M. Friedman  5,285               0                36,750
John H. Hewitt        5,285               0                36,750
Edward H. Ladd            0               0                     0
Caleb Loring, III     5,285               0                36,750
Richard S. Wood           0               0                     0

                                       24



* As of the date of this Statement of Additional Information there were 18 funds in the fund complex.

** Mr. Doll resigned as a Trustee effective
 December 6, 1995.


CERTAIN SHAREHOLDERS


         At December 31, 1995, Trustees and officers of the Trust and the Portfolio Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund. At that date, no person beneficially owned 5% or more of the then outstanding shares of the Fund.

INVESTMENT ADVISER OF THE PORTFOLIO TRUST

     Standish serves as the Adviser to the Portfolio pursuant to a written investment advisory agreement with the Portfolio Trust. Prior to April, 1996, Standish managed directly the assets of the Fund pursuant to an investment advisory agreement. This agreement was terminated by the Fund on such date subsequent to the approval by the Fund's shareholders on March 29, 1996 to implement certain changes in the Fund's investment restrictions which enable the Fund to invest all of its investable assets in the Portfolio. The Adviser is a Massachusetts corporation organized in 1933 and is registered under the 1940 Act.


     The following, constituting all of the Directors and all of the shareholders of the Adviser, are the Adviser's controlling persons: Caleb F. Aldrich, Nicholas S. Battelle, Walter M. Cabot, Sr., David H. Cameron, Karen K. Chandor, D. Barr Clayson, Richard C. Doll, Dolores S. Driscoll, Mark A. Flaherty, Maria D. Furman, James E. Hollis III, Raymond J. Kubiak, Edward H. Ladd, Laurence A. Manchester, David W. Murray, George W. Noyes, Arthur H. Parker, Howard B. Rubin, Austin C. Smith, David C. Stuehr, James J. Sweeney, Ralph S. Tate, and Richard S. Wood.


     Certain services provided by the Adviser under the advisory agreement are described in the Prospectus. These services are provided without reimbursement by the Portfolio for any costs incurred. Under the investment advisory agreement, the Adviser is paid a fee based upon a percentage of the Portfolio's average daily net asset value computed as described in the Prospectus. The current fee is paid monthly. For services to the Fund during the fiscal years ended December 31, 1993 , 1994 and 1995, the Adviser received fees from the Fund of $3,596,577 , $4,750,132 and $6,360,151, respectively.

     Pursuant to the investment advisory agreement, the Portfolio bears expenses of its operations other than those incurred by the Adviser pursuant to the investment advisory agreement. Among other expenses, the Portfolio will pay share pricing expenses; custodian fees and expenses; administration fees; legal and auditing fees and expenses; expenses of investor reports; registration and reporting fees and expenses; and Trustees' fees and expenses.

     Unless terminated as provided below, the Investment Advisory Agreement continues in full force and effect until March 29, 1998 and for successive periods of one year thereafter, but only so long as each such continuance is approved annually (i) by either the Trustees of the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of the Portfolio, and, in either event (ii) by vote of a majority of the Trustees of the Portfolio Trust who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of the Portfolio or by the Adviser, on sixty days' written notice to the other parties. The Investment Advisory Agreement terminates in the event of its assignment as defined in the 1940 Act.

     In an attempt to avoid any potential conflict with portfolio transactions for the Portfolio, the Adviser , the Trust and the Portfolio Trust have each adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders, and the Portfolio and its investors, come before those of the Adviser and its employees.

ADMINISTRATOR OF THE FUND

     Standish also serves as the administrator to the Fund (the "Fund Administrator") pursuant to a written administration agreement with the Trust on behalf of the Fund. Certain services provided by the Fund Administrator under the  administration  agreement  are  described  in  the  Prospectus.  For  these services, the Fund Administrator currently does not receive any additional compensation. The Trustees of the Trust may, however, determine in the future to compensate the Fund Administrator for its administrative services. The administration agreement provides that if the total expenses of the Fund and the Portfolio in any fiscal year exceed the most restrictive expense limitation applicable to the Fund in any state in which shares of the Fund are then qualified for sale, the compensation due the Fund Administrator shall be reduced by the amount of the excess, by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month during the fiscal year, subject to readjustment during the year. Currently, the most restrictive state expense limitation provision limits the Fund's expenses to 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million of such net assets and 1 1/2% of such net assets in excess of $100 million.

         The Fund's administration agreement can be terminated by either party on not more than sixty days' written notice.

ADMINISTRATOR OF THE PORTFOLIO

     IBT Trust Company (Cayman) Ltd., P.O. Box 501, Grand Cayman, Cayman Islands, BWI, serves as the administrator to the Portfolio (the "Portfolio Administrator") pursuant to a written administration agreement with the Portfolio Trust on behalf of the Portfolio. The Portfolio Administrator provides the Portfolio Trust with office space for managing its affairs, and with certain clerical services and facilities. For its services to the Portfolio Trust, the Portfolio Administrator currently receives a fee from the Portfolio in the amount of $7,500 annually.

         The Portfolio's administration agreement can be terminated by either party on not more than sixty days' written notice.

DISTRIBUTOR OF THE FUND

     Standish Fund Distributors, L.P. (the "Principal Underwriter") serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for the Fund's shares. In that capacity, the Principal Underwriter has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Underwriting Agreement between the Trust and the Principal Underwriter. The Underwriting Agreement shall continue in effect with respect to the Fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of the Principal Underwriter are located at One Financial Center, 26th Floor, Boston, Massachusetts 02111.


                              REDEMPTION OF SHARES



     Detailed information on redemption of shares is included in the Prospectus. The Trust may suspend the right to redeem Fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Portfolio of securities owned by it or determination by the Portfolio of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the Fund.

     The Trust intends to pay redemption proceeds in cash for all Fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in portfolio securities from the Portfolio, in conformity to the applicable rule of the SEC. Portfolio securities paid upon redemption of Fund shares will be valued at their then current market value. The Trust, on behalf of each of its series, has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which contains a formula for determining the minimum amount of cash which may be paid as part of any redemption, limiting cash payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash. The Portfolio has advised the Trust that the Portfolio will not redeem in-kind except in circumstances in which the Fund is permitted to redeem in-kind or except in the event the Fund completely withdraws its interest from the Portfolio.


                             PORTFOLIO TRANSACTIONS


     The  Adviser  is  responsible   for  placing  the   Portfolio's   portfolio
transactions  and  will do so in a manner  deemed  fair  and  reasonable  to the
Portfolio and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the Adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also provide research services. These services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing analyses and reports
concerning  issuers,  industries,   securities,  economic  factors  and  trends,
portfolio strategy, and the performance of accounts, and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the Portfolio effects its securities transactions may be used by the Adviser in servicing other accounts; not all of these services may be used by the Adviser in connection with the Portfolio. The investment advisory fee paid by the Portfolio under the advisory agreement will not be reduced as a result of the Adviser's receipt of research services.

     The Adviser also places portfolio transactions for other advisory accounts. The Adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Portfolio and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Portfolio. In making such allocations, the main factors considered by the Adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.


                        DETERMINATION OF NET ASSET VALUE


     The Fund's  net asset  value is  calculated  each day on which the New York
Stock Exchange is open, (a "Business Day"). Currently the New York Stock Exchange is not open on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The net asset value of the Fund's shares is determined as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York City time) and is computed by dividing the value of all securities and other assets of the Fund (substantially all of which will be represented by the Fund's investment in the Portfolio) less all liabilities by the number of Fund shares outstanding, and adjusting to the nearest cent per share. Expenses and fees of the Fund are accrued daily and taken into account for the purpose of determining net asset value.

     The value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Fund is determined. Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each Business Day. As of 4:00 p.m. (Eastern time) on each Business Day, the value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m. on the following Business Day.


     Portfolio securities are valued at the last sale prices, on the valuation day, on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid prices. Securities for which quotations are not readily available and all other assets are valued at fair value as determined by the Adviser in accordance with procedures approved by the Trustees.


         Money market instruments with less than sixty days remaining to maturity when acquired by the Portfolio are valued on an amortized cost basis. If the Portfolio acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

                             THE FUND AND ITS SHARES


     The Fund is an investment series of the Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the Fund. Each share represents an equal proportionate interest in the Fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Upon any liquidation of the Fund, shareholders are entitled to share pro rata in the net assets available for distribution.

     All Fund shares have equal rights with regard to voting, and shareholders of the Fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including any change of investment policy requiring the approval of shareholders.


     Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.


         Except as described below, whenever the Trust is requested to vote on a fundamental policy of or matters pertaining to the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote proportionately as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Subject to applicable statutory and regulatory requirements, the Fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in the Portfolio, and that is not required to be voted on by shareholders of the Fund, would nonetheless be voted on by the Trustees of the Trust.

                         THE PORTFOLIO AND ITS INVESTORS

     The Portfolio is a series of Standish, Ayer & Wood Master Portfolio, a newly formed trust and, like the Fund, is an open-end management investment company under the Investment Company Act of 1940, as amended. The Portfolio Trust was organized as a master trust fund under the laws of the State of New York on January [ ], 1996.

     Interests in the Portfolio have no preemptive or conversion rights, and are fully paid and non-assessable, except as set forth below. The Portfolio normally will not hold meetings of holders of such interests except as required under the 1940 Act. The Portfolio would be required to hold a meeting of holders in the event that at any time less than a majority of its Trustees holding office had been elected by holders. The Trustees of the Portfolio continue to hold office until their successors are elected and have qualified. Holders holding a specified percentage of interests in the Portfolio may call a meeting of holders in the Portfolio for the purpose of removing any Trustee. A Trustee of the Portfolio may be removed upon a majority vote of the interests held by holders in the Portfolio qualified to vote in the election. The 1940 Act requires the Portfolio to assist its holders in calling such a meeting. Upon liquidation of the Portfolio, holders in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to holders.

         Each holder in the Portfolio is entitled to a vote in proportion to its percentage interest in the Portfolio.


                                    TAXATION


     Each series of the Trust, including the Fund, is treated as a separate entity for accounting and tax purposes. The Fund has qualified and elected to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code, and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its investment company taxable income (i.e., all income, after reduction by deductible expenses, other than its "net capital gain," which is the excess, if any, of its net long-term capital gain over its net short-term capital loss) and net capital gain which are distributed to shareholders at least annually in accordance with the timing requirements of the Code.


     The Trust anticipates that the Portfolio will be treated as a partnership for federal income tax purposes. As such, the Portfolio is not subject to federal income taxation. Instead, the Fund must take into account, in computing its federal income tax liability, its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio. Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them. The Portfolio will allocate at least annually among its investors, including the Fund, each investor's distributive share of the
Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. The Portfolio will make allocations to the Fund in accordance with the Code and applicable regulations and will make moneys available for withdrawal at appropriate times and in sufficient amounts to enable the Fund to satisfy the tax distribution requirements that apply to the Fund and that must be satisfied in order to avoid Federal income and/or excise tax on the Fund. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund will be deemed (i) to own its proportionate share of each of the assets of the Portfolio and (ii) to be entitled to the gross income of the Portfolio attributable to such share.


     The Fund will be subject to a 4% nondeductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

     The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

     The Fund will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has $30,276,214 of capital loss carryforwards, which expire on December 31, 2002, available to offset future net capital gains.


     If the Portfolio invests in zero coupon securities, certain increasing rate or deferred interest securities or, in general, other securities with original issue discount (or with market discount if the Portfolio elects to include market discount in income currently), the Portfolio must accrue income on such investments prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including its distributive share of such income accrued by the Portfolio, to shareholders to qualify as a regulated investment company under the Internal Revenue Code and avoid federal income and excise taxes. Therefore, the Portfolio may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to provide cash that the Fund may withdraw from the Portfolio and distribute in order to satisfy the distribution requirements applicable to the Fund.

         Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Portfolio's ability to enter into futures, options or currency forward transactions.

     Certain options, futures or currency forward transactions undertaken by the Portfolio may cause the Portfolio to recognize gains or losses from marking to market even though the Portfolio's positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain options, futures or forward contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Portfolio and allocable to the Fund. Any net mark to market gains may also have to be distributed to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, certain of the Portfolio's losses on the Portfolio's transactions involving options, futures or forward contracts and/or offsetting Portfolio positions may be deferred rather than being taken into account currently in calculating the Portfolio's taxable income or gain. Certain of the applicable tax rules may be modified if the Portfolio is eligible and chooses to make one or more of certain tax elections that may be available. Because the Fund's income, gains and losses consist primarily of its share of the income, gains and losses of the Portfolio, which are directly affected by the provisions described in this paragraph, these transactions may affect the amount, timing and character of the Fund's distributions to shareholders. The Portfolio will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.


     The Federal income tax rules applicable to mortgage dollar rolls and interest rate swaps, caps, floors and collars are unclear in certain respects, and the Portfolio may be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.

     Foreign exchange gains and losses realized by the Portfolio in connection with certain transactions involving foreign currency-denominated debt securities, if any, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and, because the Fund invests in the Portfolio, may affect the amount, timing and character of Fund distributions to shareholders. In some cases, elections may be available that would alter this treatment. Any such transactions that are not directly related to the Portfolio's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments held for less than three months. The Fund's share of such gain (plus any such gain the Fund may realize from other sources) is limited under the Code to less than 30% of the Fund's annual gross income, and could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

     The Portfolio may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors in the Fund would be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code, only if more than 50% of the value of the Fund's total assets at the close of any taxable year were to consist of stock or securities of foreign corporations and the Fund were to file an election with the Internal Revenue Service. Because the investments of the Portfolio are such that the Fund expects that it generally will not meet this 50% requirement, shareholders of the Fund generally will not directly take into account the foreign taxes, if any, paid by the Portfolio and allocable to the Fund, and will not be entitled to any related tax deductions or credits. Such taxes will reduce the amounts the Fund would otherwise have available to distribute.

     If the Portfolio acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on its allocable portion of "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually allocated to the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Portfolio may limit and/or manage its stock holdings, if any, in passive foreign investment companies to minimize the Fund's tax liability or maximize its return from these investments.

     Investment in debt obligations by the Portfolio that are at risk of or in default presents special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Portfolio may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Portfolio, in the event that it holds such obligations, in order to reduce the risk of the Fund, or any other RIC investing in the Portfolio, distributing insufficient income to preserve its status as a RIC and seek to avoid becoming subject to Federal income or excise tax.

     Due to possible unfavorable consequences under present tax law, the Portfolio does not currently intend to acquire "residual" interests in real estate mortgage investment conduits ("REMICs"), although the Portfolio may acquire "regular" interests in REMICs.


     Distributions from the Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described in the Fund's Prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

     The Fund's distributions to its corporate shareholders would potentially qualify in their hands for the corporate dividends received deduction, subject to certain holding period requirements and limitations on debt financing under the Code, only to the extent the Fund was properly allocated dividend income from the Portfolio's stock investments in U.S. domestic corporations. Although the Portfolio is not expected to concentrate its investments in such stock, the Portfolio is permitted to acquire preferred stocks, and it is therefore possible that a portion of the Fund's distributions, attributable to its distributive share of the dividends the Portfolio receives with respect to such preferred stocks, may qualify for the dividends received deduction. Such qualifying portion, if any, may affect a corporate shareholder's liability for alternative minimum tax and/or result in basis reductions in certain circumstances.

     At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to undistributed net investment income and/or realized or unrealized appreciation in the Fund's share of the Portfolio's portfolio. Consequently, subsequent distributions by the Fund from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

     Upon a redemption (including a repurchase) of shares of the Fund, a shareholder may realize a taxable gain or loss, depending upon the difference between the redemption proceeds and the shareholder's tax basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares. Any loss realized on a redemption may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

     The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.


     Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.


                             ADDITIONAL INFORMATION


     The Fund's Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W.; Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.


                        EXPERTS AND FINANCIAL STATEMENTS


     The Fund's financial statements for the fiscal years ended December 31, 1993 , 1994 and 1995 and the Portfolio's statement of assets and liabilities dated [ ] 1996 included in this Statement of Additional Information have been audited by Coopers & Lybrand L.L.P. and Coopers & Lybrand, respectively, independent accountants, as set forth in their reports appearing elsewhere herein, and have been so included in reliance upon the authority of the report of such auditors as experts in accounting and auditing. Financial highlights of the Fund for the fiscal years ended December 31, 1990, 1991, 1992 were audited by Deloitte & Touche LLP, independent auditors, and have been similarly included in reliance upon the expertise of that firm. Coopers & Lybrand L.L.P. and Coopers & Lybrand, respectively, independent accountants, will audit the Fund's and the Portfolio's respective financial statements for the fiscal year ending December 31, 1996.

SAW0006G
                    STANDISH, AYER & WOOD MASTER PORTFOLIO --
                         STANDISH FIXED INCOME PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES

                                 March [], 1996

ASSETS:
       Cash . . . . . . . . . . . . . . . . . . . . . . .$100,100
       Deferred organization expenses . . . . . . . . . .
              Total assets  . . . . . . . . . . . . . . .

LIABILITIES:
       Accrued organization expenses  . . . . . . . . . .
              Net assets  . . . . . . . . . . . . . . . .$100,100

NOTES:

(1) Standish, Ayer & Wood Master Portfolio, a master trust fund organized under the laws of the State of New York, (the
         "Portfolio Trust") was organized on January   , 1996 and has
                                                     --
         been inactive since that date with respect to Fixed Income Portfolio (the "Portfolio") except for matters relating to the Portfolio's establishment and designation as a subtrust or series of the Portfolio Trust, and the sale of a beneficial interest in the Portfolio at the purchase price of $100,000 to Standish, Ayer & Wood Investment Trust -- Standish Fixed Income Fund (the "Fund") and $100 to Standish, Ayer & Wood, Inc. (the "Initial Interests"). The Portfolio is one of four series of the Portfolio Trust.

(2) Organization expenses of the Portfolio are being deferred and will be amortized on a straight-line basis over a period not to exceed five years from the commencement of investment operations of the Portfolio. The amount paid by the Portfolio Trust on any withdrawal by the Fund, or any other then-current holder of an Initial Interest, of part or all of an Initial Interest in the Portfolio will be reduced by a portion of any unamortized organization expenses of the Portfolio, determined by the proportion of the amount of the Initial Interest withdrawn to the aggregate amount of the Initial Interests in the Portfolio then-outstanding after taking into account any prior withdrawals of any of the Initial Interests in the Portfolio.

(3) At 4:00 p.m., New York time, on each business day of the Portfolio, the value of an investor's beneficial interest in the Portfolio is equal to the product of (i) the aggregate net asset value of the Portfolio multiplied by (ii) the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio effective for that day.

(4) The Portfolio Trust has entered into an Investment Advisory Agreement with Standish, Ayer & Wood, Inc. and an
         Administration and Services Agreement with IBT Trust Company (Cayman) Ltd.

    MARCH 1,      1996                                                 SAW0009E


                        STANDISH GLOBAL FIXED INCOME FUND
                              ONE FINANCIAL CENTER
                           BOSTON, MASSACHUSETTS 02111
                                 (800) 421-4795

                       STATEMENT OF ADDITIONAL INFORMATION


         This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the Prospectus dated March 1, 1996, as amended and/or supplemented from time to time (the "Prospectus"), of Standish Global Fixed Income Fund (the "Fund"), a separate investment series of Standish, Ayer & Wood Investment Trust (the "Trust"). This Statement of Additional Information should be read in conjunction with the Fund's Prospectus a copy of which may be obtained without charge by writing or calling the Trust's principal underwriter, Standish Fund Distributors, L.P. (the "Principal Underwriter"), at the address and phone number set forth above.


         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.










                                    CONTENTS


Investment Objective and Policies
Investment Restrictions
Calculation of Performance Data
Management
Redemption of Shares
Portfolio Transactions
Determination of Net Asset Value
The Fund and Its Shares
The Portfolio and Its Investors
Additional Information
Taxation
Experts and Financial Statements
Financial Statements

                        INVESTMENT OBJECTIVE AND POLICIES


     As described in the Prospectus, the Fund seeks to achieve its investment objective by investing all its investable assets in the Standish Global Fixed Income Portfolio (the "Portfolio"), a series of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), an open-end management investment company. The Portfolio has the same investment objective and restrictions as the Fund.

     The Fund's Prospectus describes the investment objective of the Fund and the Portfolio and summarizes the investment policies they will follow. Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following, which supplements the Prospectus, is a discussion of the various investment techniques employed by the Portfolio. See the Prospectus for a more complete description of the Fund's and the Portfolio's investment objective, policies and restrictions.


MONEY MARKET INSTRUMENTS AND REPURCHASE AGREEMENTS

     Money market instruments include short-term U.S. and foreign Government securities, commercial paper (promissory notes issued by corporations to finance their short-term credit needs), negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and repurchase agreements.

     U.S. Government securities include securities which are direct obligations of the U.S. Government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the U.S. Government, which may be guaranteed by the U.S. Treasury or supported by the issuer's right to borrow from the Treasury or may be backed by the credit of the federal agency or instrumentality itself. Agencies and instrumentalities of the U.S. Government include, but are not limited to, Federal Land Banks, the Federal Farm Credit Bank, the Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Federal National Mortgage Association.


     Investments in commercial paper will be rated "Prime-1" by Moody's Investors Service, Inc. ( "Moody's") or "A-1" by Standard & Poor's Ratings Group ("S&P") or Duff 1+ by Duff & Phelps, Inc. which are the highest ratings assigned by these rating services (even if rated lower by one or more of the other agencies), or which, if not rated or rated lower by one or more of the agencies and not rated by the other agency or agencies, are judged by Standish International Management Company, L.P. (the "Adviser"), the Portfolio's investment adviser, to be of equivalent quality to the securities so rated. In determining whether securities are of equivalent quality, the Adviser may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies.

     A repurchase agreement is an agreement under which the Portfolio acquires money market instruments (generally U.S. Government securities, bankers' acceptances or certificates of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by the Portfolio and is unrelated to the interest rate on the instruments. The instruments acquired by the Portfolio (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the custodian bank for the Portfolio until they are repurchased. The Trustees of the Portfolio Trust will monitor the standards which the Adviser will use in reviewing the creditworthiness of any party to a repurchase agreement with the Portfolio.

     The use of repurchase agreements involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by the Portfolio at a time when their market value has declined, the Portfolio may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by the Portfolio are collateral for a loan by the Portfolio and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the instruments it acquires. While the Trustees acknowledge these risks, it is expected that they can be controlled through careful documentation and monitoring.


STRATEGIC TRANSACTIONS


     The Portfolio may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Portfolio may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing its investment objective, the Portfolio may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for the Portfolio's portfolio resulting from securities market or currency exchange rate fluctuations, to protect the Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Portfolio's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although the Portfolio's net loss exposure resulting from Strategic Transactions entered into for such purposes will not exceed 3% of the Portfolio's net assets at any one time and, to the extent necessary, the Portfolio will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating the Portfolio's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser anticipates that the Belgian franc will appreciate relative to the French franc, the Portfolio may take a long forward currency position in the Belgian franc and a short foreign currency position in the French franc. Under such circumstances, any unrealized loss in the Belgian franc position would be netted against any unrealized gain in the French franc position (and vice versa) for purposes of calculating the Portfolio's net loss exposure. The ability of the Portfolio to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Portfolio's activities involving Strategic Transactions may be limited in order to enable the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.


RISKS OF STRATEGIC TRANSACTIONS


     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the Portfolio, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the Portfolio can realize on its investments or cause the Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in the Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio's position. The writing of options could significantly increase the Portfolio's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the Portfolio in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, the Portfolio will limit its net loss exposure resulting from Strategic Transactions entered into for non- hedging purposes to 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.


GENERAL CHARACTERISTICS OF OPTIONS

     Put  options  and  call   options   typically   have   similar   structural
characteristics   and  operational   mechanics   regardless  of  the  underlying
instrument on which they are purchased or sold.

     Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of the Portfolio's assets in special accounts, as described below under "Use of Segregated

Accounts."

     A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy if the option is exercised, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Portfolio the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell if the option is exercised, the underlying instrument at the exercise price. The Portfolio may purchase a call option on a security, futures contract, index, currency or other instrument to seek to protect the Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ( "OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ( "OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

     With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in -the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Portfolio's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.


     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ( "Counterparties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Portfolio will generally sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Portfolio to require the Counterparty to sell the option back to the Portfolio at a formula price within seven days. (To the extent that the Portfolio does not do so, the OTC options are subject to the Portfolio's restriction on illiquid securities.) The Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Portfolio will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from S&P or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ( "NRSRO") or which issue debt that is determined to be of equivalent credit quality by the Adviser. The staff of the Securities and Exchange Commission (the "SEC") currently takes the position that, absent the buy-back provisions discussed above, OTC options purchased by the Portfolio, and portfolio securities "covering" the amount of the Portfolio's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Portfolio's limitation on investing in illiquid securities. However, for options written with "primary dealers" in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price.

     If the Portfolio sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Portfolio's income. The sale (writing) of put options can also provide income.

     The Portfolio may purchase and sell (write) call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Portfolio must be "covered" (i.e., the Portfolio must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Portfolio will receive the option premium to help offset any loss, the Portfolio may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call sold by the Portfolio also exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Portfolio to hold a security or instrument which it might otherwise have sold.

     The Portfolio may purchase and sell (write) put options on securities including U.S. Treasury and agency securities, mortgage backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. The Portfolio will not sell put options if, as a result, more than 50% of the Portfolio's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Portfolio may be required to buy the underlying security at a price above the market price.


OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES


         The Portfolio may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, the Portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio.


GENERAL CHARACTERISTICS OF FUTURES


     The Portfolio may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. The sale of futures contracts creates a firm obligation by the Portfolio , as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by the Portfolio, as purchaser to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position upon exercise of the option.

     The Portfolio's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the regulations of the Commodity Futures Trading Commission relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that the Portfolio may use commodity futures and option positions (i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the

SEC to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions (net of the amount that the positions were "in the money" at the time of purchase) do not exceed 5% of the net asset value of the Portfolio's portfolio, after taking into account unrealized profits and losses in such positions. Typically, maintaining a futures contract or selling an option thereon requires the Portfolio to deposit, with its custodian for the benefit of a futures commission merchant, as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Portfolio. If the Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.


CURRENCY TRANSACTIONS


     The Portfolio may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed-upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Portfolio may enter into over-the-counter currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by the Adviser.

     The Portfolio's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See, "Strategic Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     The Portfolio will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

     The Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure. For example, the Portfolio may hold a French government bond and the Adviser may believe that French francs will deteriorate against German marks. The Portfolio would sell French francs to reduce its exposure to that currency and buy German marks. This strategy would be a hedge against a decline in the value of French francs, although it would expose the Portfolio to declines in the value of the German mark relative to the U.S.

dollar.


     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Portfolio's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of the Portfolio's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Portfolio's securities denominated in linked currencies. For example, if the Adviser considers that the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Portfolio holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the

Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Portfolio is engaging in proxy hedging. If the Portfolio enters into a currency hedging transaction, the Portfolio will comply with the asset segregation requirements described below.


RISKS OF CURRENCY TRANSACTIONS


     Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.


COMBINED TRANSACTIONS


     The  Portfolio  may enter into multiple  transactions,  including  multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser it is in the best interests of the Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


SWAPS, CAPS, FLOORS AND COLLARS

     Among the Strategic Transactions into which the Portfolio may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Portfolio expects to enter into these transactions primarily for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, the Portfolio's net loss exposure resulting from swaps, caps, floors and collars and other Strategic Transactions entered into for such purposes will not exceed 3% of the Portfolio's net assets at any one time. The Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

     The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or which issue debt that is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors and collars are considered illiquid for purposes of the Portfolio's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Board of Trustees of the Portfolio Trust has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations. The Staff of the SEC currently takes the position that swaps, caps, floors and collars are illiquid, and are subject to the Portfolio's limitation on investing in illiquid securities.


EURODOLLAR CONTRACTS


     The Portfolio may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.


RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES


     When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

USE OF SEGREGATED ACCOUNTS


     The Portfolio will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. The Portfolio will cover Strategic Transactions as required by interpretive positions of the SEC. The Portfolio will not enter into Strategic Transactions that expose the Portfolio to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid, high grade debt securities with a value sufficient to cover its potential obligations. The Portfolio may have to comply with any applicable regulatory requirements for Strategic Transactions, and if required, will set aside cash and other assets in a segregated account with its custodian bank in the amount prescribed. In that case, the Portfolio's custodian would maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or other assets to account for fluctuations in the value of the account. Assets held in a segregated account would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

"WHEN-ISSUED" AND "DELAYED DELIVERY" SECURITIES

     The Portfolio may commit up to 25% of its net assets to purchase securities on a "when-issued" or "delayed delivery" basis, which means that delivery and payment for the securities will normally take place 15 to 45 days after the date of the transaction. The payment obligation and interest rate on the securities are fixed at the time the Portfolio enters into the commitment, but interest will not accrue to the Portfolio until delivery of and payment for the securities. Although the Portfolio will only make commitments to purchase
"when-issued" and "delayed delivery" securities with the intention of actually acquiring the securities, the Portfolio may sell the securities before the settlement date if deemed advisable by the Adviser.

     Unless the Portfolio has entered into an offsetting agreement to sell the securities, cash, or liquid high-grade debt obligations with a market value equal to the amount of the Portfolio's commitment will be segregated with the custodian bank for the Portfolio. If the market value of these securities declines, additional cash or securities will be segregated daily so that the aggregate market value of the segregated securities equals the amount of the Portfolio's commitment.

     Securities purchased on a "when-issued" and "delayed delivery" basis may have a market value on delivery which is less than the amount paid by the Portfolio. Changes in market value may be based upon the public's perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of "when-issued" securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will decline in value when interest rates rise.


PORTFOLIO TURNOVER


     It is not the policy of the Portfolio to purchase or sell securities for trading purposes. However, the Portfolio places no restrictions on portfolio turnover and it may sell any portfolio security without regard to the period of time it has been held, except as may be necessary to enable the Fund to maintain its status as a regulated investment company under the Code. The Portfolio may therefore generally change its portfolio investments at any time in accordance with the Adviser's appraisal of factors affecting any particular issuer or market, or relevant economic conditions. Portfolio turnover is not expected to exceed 250% on an annual basis.


                             INVESTMENT RESTRICTIONS


     The Fund and the Portfolio have each adopted the following fundamental policies in addition to those described under "Investment Objective and Policies -- Investment Restrictions" in the Prospectus. Each of the Fund's and the Portfolio's fundamental policies cannot be changed unless the change is approved, respectively, by the "vote of the outstanding voting securities" of the Fund or the Portfolio, as the case may be, which phrase as used herein means the lesser of (i) 67% or more of the voting securities of the Fund or the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund or the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund or the Portfolio.

     As a matter of fundamental policy, the Portfolio (Fund) may not (except that the Fund may invest substantially all of its assets (other than assets which are not "investment securities," as defined in the 1940 Act, or are excepted by the SEC) in an open-ended management investment company with substantially the same investment objective as the Fund):


1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to debt securities issued or guaranteed by the United States government or its agencies or instrumentalities.


2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio (Fund) may be deemed to be an underwriter under the Securities Act of 1933.

3. Purchase real estate or real estate mortgage loans, although the Portfolio (Fund) may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

4. Purchase securities on margin (except that the Portfolio (Fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

5. Purchase or sell commodities or commodity contracts except that the Portfolio (Fund) may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

6. With respect to at least 50% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer

7. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Fund may (a) borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets to secure such borrowings,
         (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

8. Lend portfolio securities, except that the Fund may lend its portfolio securities with a value up to 20% of its total assets (with a 10% limit for any borrower).

         The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval, in accordance with applicable laws, regulations or regulatory policy. The Portfolio (Fund) may not (except that the Fund may invest substantially all of its assets (other than assets which are not

"investment securities," as defined in the 1940 Act, or are excepted by the SEC) in an open-ended management investment company with substantially the same investment objective as the Fund):

a. Make short sales of securities unless (a) after effect is given to any such short sale, the total market value of all securities sold short would not exceed 5% of the value of the Fund's net assets or (b) at all times during which a short position is open it owns an equal amount of such securities, or by virtue of ownership of convertible or exchangeable securities it has the right to obtain through the conversion or exchange of such other securities an amount equal to the securities sold short.


b. Invest in companies for the purpose of exercising control or management.


c. Purchase the securities of other investment companies, provided that the Portfolio (Fund) may make a purchase
         (a) in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission), provided that immediately thereafter
         (i) not more than 10% of the Portfolio's (Fund's) total assets would be invested in such securities, (ii) not more than 5% of the Portfolio's (Fund's) total assets would be invested in the securities of any one investment company and (iii) not more than 3% of the voting stock of any one investment company would be owned by the Portfolio (Fund), or (b) as part of a merger, consolidation, or acquisition of assets.

d. Purchase or write options, except as described under "Strategic Transactions."


e. Invest in interests in oil, gas or other exploration or development programs.


f.       Invest more than 5% of the assets of the Portfolio
         (Fund) in the securities of any issuers which together with their corporate parents have records of less than three years' continuous operation, including the operation of any predecessor, other than debt securities issued or guaranteed by U.S. or foreign national, provincial, state or other governments with taxing authority or by their agencies or by supranational entities and securities fully collateralized by such securities.

g. Invest in securities of any company if any officer or director (trustee) of the Portfolio Trust (Trust) or of the Portfolio's investment adviser owns more than 1/2 of 1% of the outstanding securities of such company and such officers and directors (trustees) own in the aggregate more than 5% of the securities of such company.

h.       Invest more than an aggregate of 15% of the net assets of the Portfolio
         (Fund) in (a) repurchase agreements which are not terminable within seven days, (b) securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations and (c) in other illiquid securities, including nonnegotiable fixed time deposits.

i. Invest more than 25% of its net assets in repurchase agreements (this restriction is fundamental with respect to the Fund but not the Portfolio).

     Purchases of securities of other investment companies permitted under restriction (c) above could cause the Portfolio (Fund) to pay additional management and advisory fees and distribution fees.

     If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Portfolio's assets will not constitute a violation of the restriction, except with respect to restriction (g) above.


     In order to permit the sale of shares of the Fund in certain states, the Board may, in its sole discretion, adopt restrictions on investment policy more restrictive than those described above. Should the Board determine that any such more restrictive policy is no longer in the best interest of the Fund and its shareholders, the Fund may cease offering shares in the state involved and the Board may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Board may, in its sole discretion, revoke such policy.

                         CALCULATION OF PERFORMANCE DATA


         As indicated in the Prospectus, the Fund may, from time to time, advertise certain total return information. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ( "n") according to the formula P(1+T)n=ERV. The average annual total return quotation for the Fund for the one year period ended December 31, 1995 was 18.13. The average total return quotation for the Fund for the period January 3, 1994 (commencement of operation) through December 31, 1995 was 4.77. The Fund's average annualized yield for the 30 day period ended December 31, 1995 was .


     The yield of the Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes, among expenses of the Fund, all recurring fees that are charged to all shareholder accounts and any non recurring charges for the period stated. In particular, yield is determined according to the following formula:

                           Yield = 2[(A - B + 1)6 - 1]
                                       CD

         Where: A equals dividends and interest earned during the period; B equals net expenses accrued for the period; C equals average daily number of shares outstanding during the period that were entitled to received dividends; D equals the maximum offering price per share on the last day of the period.


         The Fund may also quote non-standardized yield, such as yield-to-maturity ("YTM"). YTM represents the rate of return an investor will receive if a long-term, interest bearing investment, such as a bond, is held to its maturity date. YTM does not take into account purchase price, redemption value, time to maturity, coupon yield, and the time between interest payments.

         In addition to average annual total return quotations, the Fund may quote quarterly and annual performance on a net (with management and administration fees deducted) and gross basis as follows:


QUARTER/YEAR                                NET                        GROSS


    1Q94                                    (4.80)%                    (4.64)%
    2Q94                                    (3.56)                     (3.40)
    3Q94                                    (0.77)                     (0.05)
    4Q94                                    1.44                       1.60
    1994                                    (7.06)                     (6.46)
    1Q95                                    2.94                       3.10
    2Q95                                    5.21                       5.36
    3Q95                                    3.80                       3.95
    4Q95                                    5.09                       5.26
    1995                                    18.13                      18.84

         Performance quotations should not be considered as representative of the Fund's performance for any specified period in the future.

         The Fund's performance may be compared in sales literature to the performance of other mutual funds having similar objectives or to standardized indices or other measures of domestic, international or global investment performance. In particular, the Fund may compare its performance to the J.P. Morgan Global Index, which is generally considered to be representative of the performance of fixed rate, domestic government bonds from eleven countries. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.


                                   MANAGEMENT


TRUSTEES AND OFFICERS OF THE TRUST AND PORTFOLIO TRUST

         The Trustees and executive officers of the Trust are listed below. The Trustees of the Portfolio Trust are identical to the Trustees of the Trust. The officers of the Portfolio Trust are Messrs. Clayson, Ladd, Wood, Hollis and Murray, and Mss. Banfield, Herrmann and Kneeland, who hold the same office with the Portfolio Trust as with the Trust. All executive officers of the Trust and the Portfolio Trust are affiliates of Standish, Ayer & Wood, Inc., the Portfolio's investment adviser.




NAME , ADDRESS                                    POSITION HELD              PRINCIPAL OCCUPATION
AND DATE OF BIRTH                                    WITH TRUST              DURING PAST 5 YEARS




Samuel C. Fleming, 9/30/40                           Trustee                    Chairman of the Board and
c/o Decision Resources, Inc.                                                    Chief Executive Officer,
1100 Winter Street                                                              Decision Resources, Inc.;
Waltham, MA 02154                                                               through 1989, Senior V.P.
                                                                                Arthur D. Little

Benjamin M. Friedman, 8/5/44                         Trustee                    William Joseph Maier
c/o Harvard University                                                          Professor of Political
Cambridge, MA 02138                                                             Economy, Harvard
                                                                                University

John H. Hewitt, 4/11/35                              Trustee                    Trustee, The Peabody
P.O. Box 307                                                                    Foundation; Trustee,
So. Woodstock, VT 05071                                                         Visiting Nurse Alliance of
                                                                                Vermont and New Hampshire
Edward H. Ladd*, 1/3/38                              Trustee and                Chairman of the Board and
c/o Standish, Ayer & Wood, Inc.                      Vice President             Managing Director,
One Financial Center                                                            Standish, Ayer & Wood, Inc.
Boston, MA 02111                                                                since 1990; formerly,
                                                                                President of Standish, Ayer
                                                                                & Wood, Inc.

Caleb Loring III, 11/14/43                           Trustee                    Trustee, Essex Street
c/o Essex Street Associates                                                     Associates (family
P.O. Box 5600                                                                   investment trust office);
Beverly Farms, MA 01915                                                         Director, Holyoke Mutual
                                                                                Insurance Company

Richard S. Wood*, 5/2/54                             President and              Vice President, Secretary
c/o Standish, Ayer & Wood, Inc.                      Trustee                    and Director, Standish,
One Financial Center                                                            Ayer & Wood, Inc.;
Boston, MA 02111                                                                Executive Vice President,
                                                                                Standish International
                                                                                Management Company, L.P.

Richard C. Doll, 7/8/48                              Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111


NAME, ADDRESS                                        POSITION HELD              PRINCIPAL OCCUPATION
AND DATE OF BIRTH                                    WITH TRUST                 DURING PAST 5 YEARS
-----------------                                    ---------------            -------------------

James E. Hollis III, 11/21/48                        Executive Vice             Vice President and
c/o Standish, Ayer & Wood, Inc.                       President                 Director, Standish, Ayer
One Financial Center                                                             & Wood, Inc.
Boston, MA 02111

David W. Murray, 5/5/40                              Treasurer and              Vice President, Treasurer
c/o Standish, Ayer & Wood, Inc.                      Secretary                  and Director, Standish,
One Financial Center                                                            Ayer & Wood, Inc.
Boston, MA 02111

Caleb F. Aldrich, 9/20/57                            Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

Beverly E. Banfield, 7/6/56                          Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Compliance Officer,
One Financial Center                                                            Standish, Ayer & Wood,
Boston, MA 02111                                                                Inc.; Assistant Vice
                                                                                President and Compliance
                                                                                Officer, Freedom Capital
                                                                                Management Corp.
                                                                                (1989-1992)

Nicholas S. Battelle, 6/24/42                        Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

Walter M. Cabot, 1/6/33                              Vice President             Senior Advisor and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.; prior to
Boston, MA 02111                                                                1991, President, Harvard
                                                                                Management Company

David H. Cameron, 11/2/55                            Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

Karen K. Chandor, 2/13/50                            Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

Lavinia B. Chase, 6/4/46                             Vice President             Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                 Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Susan B. Coan, 5/1/52                                Vice President             Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                 Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

W. Charles Cook II, 7/16/63                          Vice President             Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                 Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

James W. Copley, Jr., 2/1/52                         Vice President             President and Director,
c/o Standish, Ayer & Wood, Inc.                                                 Consolidated Investment
One Financial Center                                                            Corporation;
Boston, MA 02111                                                                Vice-President, Funds
                                                                                Management, Consolidated
                                                                                Healthcare, Inc.




NAME, ADDRESS                                        POSITION HELD              PRINCIPAL OCCUPATION
AND DATE OF BIRTH                                    WITH TRUST                 DURING PAST 5 YEARS
-----------------                                    ---------------            -------------------

Joseph M. Corrado, 5/13/55                           Vice President             Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                 Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Dolores S. Driscoll, 2/17/48                         Vice President             Vice President and Managing
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

Anne P. Herrmann, 1/26/56                            Vice President             Mutual Fund Administrator,
c/o Standish, Ayer & Wood, Inc.                                                 Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111


Ann S. Higgins, 4/8/35                               Vice President             Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                 Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Denise B. Kneeland, 8/19/51                          Vice President             Senior Operations Manager,
c/o Standish, Ayer & Wood, Inc.                                                 Standish, Ayer & Wood, Inc.
One Financial Center                                                            since January, 1995;
Boston, MA 02111                                                                formerly Vice President, Scudder
                                                                                Clark and Stevens

Raymond J. Kubiak, 9/3/57                            Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

Maria D. Furman, 2/3/54                              Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

Phillip D. Leonardi, 4/24/62                         Vice President             Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                 Ayer & Wood, Inc. since
One Financial Center                                                            November 1993; formerly,
Boston, MA 02111                                                                Investment Sales, Cigna
                                                                                Corporation (1993) and
                                                                                Travelers Corporation
                                                                                (1984-1993)

Laurence A. Manchester, 5/24/43                      Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

George W. Noyes, 11/12/44                            Vice President             President and Managing
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111


Arthur H. Parker, 8/12/35                            Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

Jennifer A. Pline, 3/8/60                            Vice President             Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                 Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Howard B. Rubin, 10/29/59                            Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111









Michael C. Schoeck, 10/24/55                         Vice President             Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                 Ayer & Wood, Inc. since
One Financial Center                                                            August, 1993; formerly,
Boston, MA 02111                                                                Vice President,
                                                                                Commerzbank, Frankfurt,
                                                                                Germany

Austin C. Smith, 7/25/42                             Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

Stephen A. Smith, 3/13/49                            Vice President             Vice President, since
c/o Standish, Ayer & Wood, Inc.                                                 November 2, 1993; formerly,
One Financial Center                                                            Standish, Ayer & Wood, Inc.
Boston, MA 02111                                                                Consultant Cambridge

James W. Sweeney, 5/15/59                            Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

Ralph S. Tate, 4/2/47                                Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc. since April,
Boston, MA 02111                                                                1990; formerly Vice
                                                                                President, Aetna Life &
                                                                                Casualty

Michael W. Thompson, 3/31/56                         Vice President             Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                 Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

*D. Barr Clayson, 7/29/35                            Vice President             Vice President and Managing
c/o Standish, Ayer & Wood, Inc.                      and Trustee                Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.; President,
Boston, MA 02111                                                                Standish International
                                                                                Management Company, L.P.

*Indicates that Trustee is an interested person of the Trust or the Portfolio Trust for purposes of the 1940 Act.



COMPENSATION OF TRUSTEES AND OFFICERS

     Each of the Trust and the Portfolio Trust pays no compensation to the Trustees of the Trust or the Portfolio Trust affiliated with Standish as the Administrator of the Fund (the "Fund Administrator") or the Adviser, respectively, or the Trusts's and Portfolio Trust's officers. None of the Trustees or officers have engaged in any financial transactions with the Trust, the Portfolio Trust or the Adviser.

         The following table sets forth all compensation paid to the Trust's Trustees as of the Fund's fiscal year ended December 31, 1995:

                                                           TOTAL
                                   PENSION OR RETIREMENT   COMPENSATION
                  AGGREGATE        BENEFITS ACCRUED AS     FROM FUND
                  COMPENSATION     PART OF                 AND OTHER FUNDS
NAME OF TRUSTEE   FROM THE FUND    FUND'S EXPENSES         IN COMPLEX*
D. Barr Clayson          $0              $0                    $0
Richard C. Doll**         0               0                     0
Samuel C. Fleming     6,000               0                41,750
Benjamin M. Friedman  5,285               0                36,750
John H. Hewitt        5,285               0                36,750
Edward H. Ladd            0               0                     0
Caleb Loring, III     5,285               0                36,750
Richard S. Wood           0               0                     0

                                       24



* As of the date of this Statement of Additional Information there were 18 funds in the fund complex.

** Mr. Doll resigned as a Trustee effective
 December 6, 1995.



CERTAIN SHAREHOLDERS


         At December 31, 1995, the Trustees and officers of the Trust and the Portfolio as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund. At that date, each of the following persons beneficially owned 5% or more of the then outstanding shares of the Fund:




[                                ]

INVESTMENT ADVISER OF THE PORTFOLIO TRUST










     Standish International Management Company, L.P. serves as the Adviser to the Portfolio pursuant to a written investment advisory agreement with the Portfolio Trust. Prior to April, 1996, the Adviser managed directly the assets of the Fund pursuant to an investment advisory agreement. This agreement was terminated by the Fund on such date subsequent to the approval by the Fund's shareholders on March 29, 1996 to implement certain changes in the Fund's investment restrictions which enable the Fund to invest all of its investable assets in the Portfolio. The Adviser is a Delaware limited partnership organized in 1991 and is registered under the 1940 Act. The General Partner of the Adviser is Standish, Ayer & Wood, Inc. ("Standish"), One Financial Center, Boston, MA 02111, which holds a 99.98% partnership interest. The Limited Partners, who each hold a 0.01% interest in the Adviser, are Walter M. Cabot, Sr., Chairman of the Board of the Adviser and a Director of and a Senior Adviser to Standish, and D. Barr Clayson, the President of the Adviser and a Managing Director of Standish. Richard S. Wood, a Vice President and Director of Standish and the President of the Trust, is the Executive Vice President of the Adviser.


     The following, constituting all of the Directors and all of the shareholders of Standish, are Standish's controlling persons: Caleb F. Aldrich, Nicholas S. Battelle, Walter M. Cabot, David H. Cameron, Karen K. Chandor, D. Barr Clayson, Richard C. Doll, Dolores S. Driscoll, Mark A. Flaherty, Maria O'Malley Furman, James E. Hollis III, Raymond J. Kuback, Edward H. Ladd, Laurence A. Manchester, David W. Murray, George W. Noyes, Arthur H. Parker, Howard B. Rubin, Austin C. Smith, David C. Stuehr, James J. Sweeney, Ralph S. Tate and Richard S. Wood.


         Certain services provided by the Adviser under the advisory agreement are described in the Prospectus.

These services are provided without reimbursement by the Portfolio for any costs incurred. Under the Investment Advisory Agreement, the Adviser is paid a fee based upon a percentage of the Portfolio's average daily net asset value computed as described in the Prospectus. The current fee is paid monthly. The rate at which the fee is paid is described in the Prospectus. For the period from January 3, 1994 (commencement of operations) through December 31, 1994, the Fund paid advisory fees in the amount of $407,392 after a reduction of $89,878. For the fiscal year ended December 31, 1995, the Adviser received fees from the Fund of $538,577.

     Pursuant to the investment advisory agreement, the Portfolio bears expenses of its operations other than those incurred by the Adviser pursuant to the investment advisory agreement. Among other expenses, the Portfolio will pay share pricing expenses; custodian fees and expenses; administration fees; legal and auditing fees and expenses; expenses of investor reports ; registration and reporting fees and expenses; and Trustees' fees and expenses.

     Unless terminated as provided below, the Investment Advisory Agreement continues in full force and effect until March 29, 1998 and for successive periods of one year thereafter, but only so long as each such continuance is approved annually (i) by either the Trustees of the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of the Portfolio, and, in either event (ii) by vote of a majority of the Trustees of the Portfolio Trust who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Portfolio Trust or by the "vote of a majority of the outstanding voting securities " of the Portfolio or by the Adviser, on sixty days' written notice to the other parties. The Investment Advisory Agreement terminates in the event of its assignment as defined in the 1940 Act.


         In an attempt to avoid any potential conflict with portfolio transactions for the Portfolio, the Adviser , the Trust and the Portfolio Trust have each adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders, and the Portfolio and its investors, come before those of the Adviser and its employees.

ADMINISTRATOR OF THE FUND

     Standish also serves as the administrator to the Fund (the "Fund Administrator") pursuant to a written administration agreement with the Trust on behalf of the Fund. Certain services provided by the Fund Administrator under the  administration  agreement  are  described  in  the  Prospectus.  For  these services, the Fund Administrator currently does not receive any additional compensation. The Trustees of the Trust may, however, determine in the future to compensate the Fund Administrator for its administrative services. The administration agreement provides that if the total expenses of the Fund and the Portfolio in any fiscal year exceed the most restrictive expense limitation applicable to the Fund in any state in which shares of the Fund are then qualified for sale, the compensation due the Fund Administrator shall be reduced by the amount of the excess, by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month during the fiscal year, subject to readjustment during the year. Currently, the most restrictive state expense limitation provision limits the Fund's expenses to 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million of such net assets and 1 1/2% of such net assets in excess of $100 million.

     The Fund's administration agreement can be terminated by either party on not more than sixty days' written notice.

ADMINISTRATOR OF THE PORTFOLIO

     Standish also serves as the administrator to the Portfolio (the "Portfolio Administrator") pursuant to a written administration agreement with the Portfolio Trust on behalf of the Portfolio. The Portfolio Administrator provides the Portfolio Trust with office space for managing its affairs, and with certain clerical services and facilities. For these services, the Portfolio Administrator currently receives a fee from the Portfolio in the amount of $7,500 annually.

     The Portfolio's administration agreement can be terminated by either party on not more than sixty days' written notice.

DISTRIBUTOR OF THE FUND

         Standish Fund Distributors, L.P. (the "Principal

Underwriter") serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for the Fund's shares. In that capacity, the Principal Underwriter has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Underwriting Agreement between the Trust and the Principal Underwriter. The Underwriting Agreement shall continue in effect with respect to the Fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940
Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of the Principal Underwriter are located at One Financial Center, 26th Floor, Boston, Massachusetts 02111.


                              REDEMPTION OF SHARES

     Detailed information on redemption of shares is included in the Prospectus. The Trust may suspend the right to redeem Fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Portfolio of securities owned by it or determination by the Portfolio of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the Fund.

     The Trust intends to pay in cash for all Fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in portfolio securities from the Portfolio, in conformity to the applicable rule of the SEC. Portfolio securities paid upon redemption of Fund shares will be valued at their then current market value. The Trust, on behalf of each of its series, has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which contains a formula for determining the minimum amount of cash which may be paid as part of any redemption, limiting cash payments to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash. The Portfolio has advised the Trust that the Portfolio will not redeem in-kind except in circumstances in which the Fund is permitted to redeem in-kind or except in the event the Fund completely withdraws its interest from the Portfolio.



                             PORTFOLIO TRANSACTIONS


     The  Adviser  is  responsible   for  placing  the   Portfolio's   portfolio
transactions  and  will do so in a manner  deemed  fair  and  reasonable  to the
Portfolio and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting brokers and in negotiating commissions, the Adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also provide research services. These services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing analyses and reports
concerning  issuers,  industries,   securities,  economic  factors  and  trends,
portfolio strategy, and the performance of accounts, and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Portfolio effects its securities transactions may be used by the Adviser in servicing other accounts; not all of these services may be used by the Adviser in connection with the Portfolio. The investment advisory fee paid by the Portfolio under the Investment Advisory Agreement will not be reduced as a result of the Adviser's receipt of research services.

     The Adviser also places portfolio transactions for other advisory accounts. The Adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Portfolio and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Portfolio. In making such allocations, the main factors considered by the Adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.


                        DETERMINATION OF NET ASSET VALUE

     The Fund's net asset value per share is computed each day on which the New York Stock Exchange is open, (a "Business Day") as of the close of regular trading (currently 4:00 p.m., New York City time). Currently, the New York Stock Exchange is not open weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The net asset value of the Fund's shares is computed by dividing the value of all securities and other assets of the Fund (substantially all of which will be represented by the Fund's investment in the Portfolio) less all liabilities by the number of Fund shares outstanding, and rounding to the nearest cent per share. Expenses and fees of the Fund are accrued daily and taken into account for the purpose of determining net asset value.

     The value of the Portfolio's net assets (I.E., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Fund is determined. Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each Business Day. As of 4:00 p.m. (Eastern time) on each Business Day, the value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m. on the following Business Day.


     Portfolio securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities for which quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Trustees.


         Money market instruments with less than 60 days remaining to maturity when acquired by the Portfolio are valued on an amortized cost basis. This is accomplished by valuing the instrument at cost and then assuming a constant amortization to maturity of any premium or discount. If the Portfolio acquires a money market instrument with more than 60 days remaining to its maturity, it is valued at current market value until the 60th day prior to maturity, and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such 60-day period that amortized cost does not represent fair value.


                             THE FUND AND ITS SHARES


     The Fund is an investment series of the Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the Fund. Each share represents an equal proportionate interest in the Fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Upon any liquidation of the Fund, shareholders are entitled to share pro rata in the net assets available for distribution.

     All Fund shares have equal rights with regard to voting, and shareholders of the Fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other investment series of the Trust, including any change of investment policy requiring the approval of shareholders.


     Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.


         Except as described below, whenever the Trust is requested to vote on a fundamental policy of or matters pertaining to the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote proportionately as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Subject to applicable statutory and regulatory requirements, the Fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in the Portfolio, and that is not required to be voted on by shareholders of the Fund, would nonetheless be voted on by the Trustees of the Trust.

                         THE PORTFOLIO AND ITS INVESTORS

     The Portfolio is a series of Standish, Ayer & Wood Master Portfolio, a newly formed trust and, like the Fund, is an open-end management investment company under the Investment Company Act of 1940, as amended. The Portfolio Trust was organized as a master trust fund under the laws of the State of New York on January , 1996.

     Interests in the Portfolio have no preemptive or conversion rights, and are fully paid and non-assessable, except as set forth below. The Portfolio normally will not hold meetings of holders of such interests except as required under the 1940 Act. The Portfolio would be required to hold a meeting of holders in the event that at any time less than a majority of its Trustees holding office had been elected by holders. The Trustees of the Portfolio continue to hold office until their successors are elected and have qualified. Holders holding a specified percentage of interests in the Portfolio may call a meeting of holders in the Portfolio for the purpose of removing any Trustee. A Trustee of the Portfolio may be removed upon a majority vote of the interests held by holders in the Portfolio qualified to vote in the election. The 1940 Act requires the Portfolio to assist its holders in calling such a meeting. Upon liquidation of the Portfolio, holders in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to holders.

     Each holder in the Portfolio is entitled to a vote in proportion to its percentage interest in the Portfolio.


                             ADDITIONAL INFORMATION


         The Fund's Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the Securities and Exchange Commission, which may be obtained from the Commission's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.

                                    TAXATION


     Each series of the Trust, including the Fund, is treated as a separate entity for accounting and tax purposes. The Fund has qualified and elected to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its investment company taxable income (i.e., all income, after reduction by deductible expenses, other than its "net capital gain," which is the excess, if any, of its net long-term capital gain over its net short-term capital loss) and net capital gain which are distributed to shareholders in accordance with the timing requirements of the Code.

     The Trust anticipates that the Portfolio will be treated as a partnership for federal income tax purposes. As such, the Portfolio is not subject to federal income taxation. Instead, the Fund must take into account, in computing its federal income tax liability, its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio. Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them. The Portfolio will allocate at least annually among its investors, including the Fund, each investor's distributive share of the
Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. The Portfolio will make allocations to the Fund in accordance with the Code and applicable regulations and will make moneys available for withdrawal at appropriate times and in sufficient amounts to enable the Fund to satisfy the tax distribution requirements that apply to the Fund and that must be satisfied in order to avoid Federal income and/or excise tax on the Fund. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund will be deemed (i) to own its proportionate share of each of the assets of the Portfolio and (ii) to be entitled to the gross income of the Portfolio attributable to such share.


     The Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

     The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.


     The Fund will not distribute long-term or short-term capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. [Disclose any loss carryforward amounts and expiration dates.]

     If the Portfolio invests in certain zero coupon securities, increasing rate securities or, in general, other securities with original issue discount (or with market discount if the Portfolio elects to include market discount in income currently), the Portfolio must accrue income on such investments prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including its distributive share of such income accrued by the Portfolio , to shareholders to qualify as a regulated investment company under the Code and avoid federal income and excise taxes. Therefore, the Portfolio may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to provide cash that the Fund may withdraw from the Portfolio and distribute in order to satisfy the distribution requirements applicable to the Fund.

     Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Portfolio's ability to enter into futures, options and currency forward transactions.

     Certain options, futures and forward foreign currency transactions undertaken by the Portfolio may cause the Portfolio to recognize gains or losses from marking to market even though the Portfolio's positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Portfolio and allocable to the Fund. Any net mark to market gains may also have to be distributed by the Fund to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition by the Portfolio of portfolio securities or borrowing to obtain the necessary cash. Also, certain of the Portfolio's losses on the Portfolio's transactions involving options, futures or forward contracts and/or offsetting Portfolio positions may be deferred rather than being taken into account currently in calculating the Portfolio's taxable income or gain. Certain of the applicable tax rules may be modified if the Portfolio is eligible and chooses to make one or more of certain tax elections that may be available. Because the Fund's income, gains and losses consist primarily of its share of the income, gains and losses of the Portfolio, which are directly affected by the provisions described in this paragraph, these transactions may affect the amount, timing and character of the Fund's distributions to shareholders. The Portfolio will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

     The Federal income tax rules applicable to forward roll transactions, interest rate or currency swaps, caps, floors and collars are unclear in certain respects, and the Portfolio may be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.

     If the Portfolio acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on its allocable portion of "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually allocated to the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Portfolio may limit and/or manage its stock holdings in passive foreign investment companies to minimize the Fund's tax liability or maximize its return from these investments.

     Foreign exchange gains and losses realized by the Portfolio in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and, because the Fund invests in the Portfolio, may affect the amount, timing and character of Fund distributions to shareholders. Any such transactions that are not directly related to the Portfolio's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments held for less than three months. The Fund's share of such gain (plus any such gain the Fund may realize from other sources) is limited under the Code to less than 30% of the Fund's annual gross income. Such transactions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

     The Portfolio may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors in the Fund would be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% of the value of the Fund's total assets (including its share of the Portfolio's assets) at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Portfolio and allocable to the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.

     If the Fund makes this election, shareholders may then deduct such pro rata portions of foreign income taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign income taxes paid by the Portfolio and allocable to the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year that the Fund files the election described above, its shareholders will be notified of the amount of
(i) each shareholder's pro rata share of foreign income taxes paid by the Portfolio and allocable to the Fund and (ii) the portion of the Fund's dividends which represents income from each foreign country.


     Due to possible unfavorable consequences under present tax law, the Portfolio does not currently intend to acquire "residual" interests in real estate mortgage investment conduits ("REMICs"), although the Portfolio may acquire "regular" interests in REMICs.

     Distributions from the Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described in the Fund's Prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

     At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to undistributed net investment income and/or realized or unrealized appreciation in the Fund's share of the Portfolio's portfolio. Consequently, subsequent distributions by the Fund from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

     Upon a redemption (including a repurchase) of shares of the Fund, a shareholder may realize a taxable gain or loss, depending upon the difference between the redemption proceeds and the shareholder's tax basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares. Any loss realized on a redemption may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.


     Different   tax   treatment,   including   penalties   on  certain   excess
contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

     The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

     Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

                        EXPERTS AND FINANCIAL STATEMENTS


     The Fund's financial statements for the period from January 3, 1994 through December 31, 1994, the fiscal year ended December 31, 1995 and the Portfolio's statement of assets and liabilities dated [ ] 1996 included in this Statement of Additional Information have been audited by Coopers & Lybrand L.L.P. and Coopers & Lybrand, respectively, independent auditors, as set forth in their reports appearing elsewhere herein, and have been so included in reliance upon the authority of the report of such auditors as experts in accounting and auditing. Coopers & Lybrand L.L.P. and Coopers & Lybrand, respectively, independent auditors, will audit the Fund's and the Portfolio's respective financial statements for the fiscal year ending December 31, 1996.

SAW0009E
                    STANDISH, AYER & WOOD MASTER PORTFOLIO --
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES

                                 March [], 1996





ASSETS:
       Cash . . . . . . . . . . . . . . . . . . . . . . . . .  $100,100

       Deferred organization expenses . . . . . . . . . . . .

              Total assets  . . . . . . . . . . . . . . . . .


LIABILITIES:
       Accrued organization expenses  . . . . . . . . . . . .

              Net assets  . . . . . . . . . . . . . . . . . .
$100,100

NOTES:

(1) Standish, Ayer & Wood Master Portfolio, a master trust fund organized under the laws of the State of New York, (the
         "Portfolio Trust") was organized on January   , 1996 and has
                                                     --
         been inactive since that date with respect to Standish Global Fixed Income Portfolio (the "Portfolio") except for matters relating to the Portfolio's establishment and designation as a subtrust or series of the Portfolio Trust, and the sale of a beneficial interest in the Portfolio at the purchase price of $100,000 to Standish, Ayer & Wood Investment Trust -- Standish Global Fixed Income Fund (the "Fund") and $100 to Standish, Ayer & Wood, Inc. (the "Initial Interests"). The Portfolio is one of four series of the Portfolio Trust.

(2) Organization expenses of the Portfolio are being deferred and will be amortized on a straight-line basis over a period not to exceed five years from the commencement of investment operations of the Portfolio. The amount paid by the Portfolio Trust on any withdrawal by the Fund, or any other then-current holder of an Initial Interest, of part or all of an Initial Interest in the Portfolio will be reduced by a portion of any unamortized organization expenses of the Portfolio, determined by the proportion of the amount of the Initial Interest withdrawn to the aggregate amount of the Initial Interests in the Portfolio then-outstanding after taking into account any prior withdrawals of any of the Initial Interests in the Portfolio.

(3) At 4:00 p.m., New York time, on each business day of the Portfolio, the value of an investor's beneficial interest in the Portfolio is equal to the product of (i) the aggregate net asset value of the Portfolio multiplied by (ii) the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio effective for that day.

(4) The Portfolio Trust has entered into an Investment Advisory Agreement with Standish International Management Company,

         L.P. and an Administration and Services Agreement with IBT Trust Company (Cayman) Ltd.

    MARCH 1,      1996                                                 SAW0008E


                    STANDISH SMALL CAPITALIZATION EQUITY FUND
                              ONE FINANCIAL CENTER
                           BOSTON, MASSACHUSETTS 02111
                                 (800) 221-4795
                       STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the Prospectus dated March 1, 1996, as amended and/or supplemented from time to time (the "Prospectus"), of Standish Small Capitalization Equity Fund (the "Fund"), a separate investment series of Standish Ayer & Wood Investment Trust (the "Trust"). The Statement of Additional Information should be read in conjunction with the Fund's Prospectus, a copy of which may be obtained without charge by writing or calling the Trust's principal underwriter, Standish Fund Distributors, L.P. (the "Principal Underwriter"), at the address or phone number set forth above.


     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.




                                    CONTENTS

Investment Objective and Policies
Investment Restrictions
Calculation of Performance Data
Management
Redemption of Shares
Portfolio Transactions
Determination of Net Asset Value
Taxation
The Fund and Its Shares
The Portfolio and Its Investors
Additional Information
Experts and Financial Statements
Financial Statements

                        INVESTMENT OBJECTIVE AND POLICIES


     As described in the Prospectus, the Fund seeks to achieve its investment objective by investing all its investable assets in the Standish Small Capitalization Equity Portfolio (the "Portfolio"), a series of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), an open-end management investment company. The Portfolio has the same investment objective and restrictions as the Fund.

         The Fund's Prospectus describes the investment objective of the Fund and the Portfolio and summarizes the investment policies they will follow. Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following, which supplements the Prospectus, is a discussion of the various investment techniques employed by the Portfolio. See the Prospectus for a more complete description of the Fund's and the Portfolio's investment objective, policies and restrictions.


INVESTMENT OBJECTIVE


     The Portfolio's investment objective is to achieve long-term growth of capital through investment primarily in equity securities of small companies. Under normal circumstances, at least 80% of the Portfolio's assets will be invested in such securities. The Portfolio invests in publicly traded securities including securities issued in initial public offerings. The Portfolio does not normally invest in equity securities which are restricted as to disposition by federal securities laws or are otherwise illiquid. The Portfolio may invest up to 15% of its net assets in foreign equity securities, including securities of foreign issuers that are listed on a U.S. exchange or traded in the over-the-counter market and American Depositary Receipts (ADRs). In addition, the Portfolio may engage in certain strategic transactions as discussed below. The Portfolio purchases short-term interest-bearing securities with uninvested funds, the proportion of which will depend upon market conditions and the needs of the Portfolio.


COMMON STOCKS


     The common stocks of small growth companies in which the Portfolio invests typically have market capitalizations up to $700 million. (Morningstar Mutual Funds, a leading mutual fund monitoring service, includes in the small-cap category all funds with median portfolio market capitalizations of less than $1 billion.) Investments are expected to emphasize companies involved with value added products or services in expanding industries. At times, particularly when Standish, Ayer & Wood, Inc. ("Standish" or the "Adviser") believes that the securities of small companies are overvalued, the Portfolio's portfolio may include securities of larger, more mature companies, provided that the value of the securities of such larger, more mature companies shall not exceed 20% of the Portfolio's net assets. The Portfolio will attempt to reduce risk by diversifying its investments within the investment policies set forth above. The Portfolio will invest in publicly traded equity securities and, excluding equity securities received as distributions on portfolio securities, will not normally hold equity securities which are restricted as to disposition under federal securities laws or are otherwise illiquid or not readily marketable.

FOREIGN SECURITIES


     Foreign securities may be purchased and sold in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of their issuers are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although the Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies abroad than in the United States.

     The dividends and interest payable on certain of the Portfolio's foreign portfolio securities may be subject to foreign withholding taxes, (and in some cases capital gains from such securities may also be subject to foreign taxes) thus reducing the net amount of income available for distribution to the Fund's shareholders.

     Investors should understand that the expense ratio of the Portfolio may be higher than that of investment companies investing exclusively in domestic securities because of the cost of maintaining the custody of foreign securities.

     The Portfolio may acquire sponsored and unsponsored ADRs. Unsponsored ADRs are acquired from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent that the Portfolio invests in such unsponsored ADRs there may be an increased possibility that the Portfolio may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.


MONEY MARKET INSTRUMENTS AND REPURCHASE AGREEMENTS


     When the Adviser considers investments in equity securities to present excessive risks, the Portfolio may invest all or a portion of its assets in debt securities or cash equivalents. The Portfolio will also invest uncommitted cash in short-term debt securities.


         To maintain liquidity for redemptions or at times when the

Adviser deems it advisable because of market conditions, the Portfolio may invest in short-term debt securities and short-term securities of the United States government and its instrumentalities or retain cash or cash equivalents.


     Money market instruments include short-term U.S. Government securities, U.S. and foreign commercial paper (promissory notes issued by corporations to finance their short-term credit needs), negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and repurchase agreements.

     U.S. Government securities include securities which are direct obligations of the U.S. Government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the U.S. Government, which may be guaranteed by the U.S. Treasury or supported by the issuer's right to borrow from the Treasury or may be backed by the credit of the federal agency or instrumentality itself. Agencies and instrumentalities of the U.S. Government include, but are not limited to, Federal Land Banks, the Federal Farm Credit Bank, the Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Federal National Mortgage Association.


     The Portfolio may invest up to 10% of its net assets in repurchase agreements. A repurchase agreement is an agreement under which the Portfolio acquires money market instruments (generally U.S. Government securities, bankers' acceptances or certificates of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by the Portfolio and is unrelated to the interest rate on the instruments. The instruments acquired by the Portfolio (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the Portfolio's custodian bank until they are repurchased. The Trustees will consider the standards which the Adviser will use in reviewing the creditworthiness of any party to a repurchase agreement with the Portfolio.

     The use of repurchase agreements involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by the Portfolio at a time when their market value has declined, the Portfolio may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by the Portfolio are collateral for a loan by the Portfolio and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the instruments it acquires. While the Trustees acknowledge these risks, it is expected that they can be controlled through careful documentation and monitoring.


STRATEGIC TRANSACTIONS


     The Portfolio may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Portfolio may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing its investment objective, the Portfolio may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used as an attempt to protect against possible changes in the market value of securities held in or to be purchased for the Portfolio's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although the Portfolio's net loss exposure resulting from Strategic Transactions entered into for such purposes will not exceed 3% of the Portfolio's net assets at any one time and, to the extent necessary, the Portfolio will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating the Portfolio's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser believes that the Portfolio is underweighted in cyclical stocks and overweighted in consumer stocks, the Portfolio may buy a cyclical index call option and sell a cyclical index put option and sell a consumer index call option and buy a consumer index put option. Under such circumstances, any unrealized loss in the cyclical position would be netted against any unrealized gain in the consumer position (and vice versa) for purposes of calculating the Portfolio's net loss exposure. The ability of the Portfolio to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Portfolio's activities involving Strategic Transactions may be limited in order to enable the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), for qualification as a regulated investment company.


RISKS OF STRATEGIC TRANSACTIONS


     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the Portfolio, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Portfolio can realize on its investments or cause the Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in the Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio's position. The writing of options could significantly increase the Portfolio's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the Portfolio in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, the Portfolio will limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.


GENERAL CHARACTERISTICS OF OPTIONS

     Put  options  and  call   options   typically   have   similar   structural
characteristics   and  operational   mechanics   regardless  of  the  underlying
instrument on which they are purchased or sold.

     Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of the Portfolio's assets in special accounts, as described below under "Use of Segregated Accounts."

     A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised), the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Portfolio the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised), the underlying instrument at the exercise price. The Portfolio may purchase a call option on a security, futures contract, index, currency or other instrument to seek to protect the Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ( "OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ( "OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

     With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is in-the-money (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.


     The Portfolio's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.


     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.


     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ( "Counterparties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Portfolio will generally sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Portfolio to require the Counterparty to sell the option back to the Portfolio at a formula price within seven days. (To the extent that the Portfolio does not do so, the OTC options are subject to the Portfolio's restriction on illiquid securities.) The Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.


     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Portfolio will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as 'primary dealers', or broker dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from Standard & Poor's Ratings Group ( "S&P") or Moody's Investor Services ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or the debt of which is determined to be of equivalent credit quality by the Adviser. The staff of the Securities and Exchange Commission (the "SEC") currently takes the position that, absent the buy-back provisions discussed above, OTC options purchased by the Portfolio, and portfolio securities "covering" the amount of the Portfolio's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Portfolio's limitation on investing no more than 15% of its assets in illiquid securities. However, for options written with 'primary dealers' in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price.

     If the Portfolio sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Portfolio's income. The sale (writing) of put options can also provide income.

     The Portfolio may purchase and sell (write) call options on securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Portfolio must be "covered" (i.e., the Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Portfolio will receive the option premium to help protect it against loss, a call sold by the Portfolio exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Portfolio to hold a security or instrument which it might otherwise have sold.

     The Portfolio may purchase and sell (write) put options on securities including equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. The Portfolio will not sell put options if, as a result, more than 50% of the Portfolio's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Portfolio may be required to buy the underlying security at a disadvantageous price above the market price.


OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES


     The Portfolio may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. In addition to the methods described above, the Portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio.


GENERAL CHARACTERISTICS OF FUTURES


     The Portfolio may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of futures contracts creates a firm obligation by the Portfolio , as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by the Portfolio, as purchaser. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position if the option is exercised.

     The Portfolio's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the regulations of the Commodity Futures Trading Commission relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that the Portfolio may use commodity futures and option positions (i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the SEC to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions (net of the amount the positions were "in the money" at the time of purchase) do not exceed 5% of the net asset value of the Portfolio's portfolio, after taking into account unrealized profits and losses on such positions. Typically, maintaining a futures contract or selling an option thereon requires the Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to
10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Portfolio. If the Portfolio exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.


CURRENCY TRANSACTIONS


     The Portfolio may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed-upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Portfolio may enter into over-the-counter currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

     The Portfolio's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See, "Strategic Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     The Portfolio will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

     The Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure. For example, the Portfolio may hold a French security and the Adviser may believe that French francs will deteriorate against German marks. The Portfolio would sell French francs to reduce its exposure to that currency and buy German marks. This strategy would be a hedge against a decline in the value of French francs, although it would expose the Portfolio to declines in the value of the German mark relative to the U.S. dollar.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Portfolio's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of the Portfolio's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Portfolio's securities denominated in linked currencies. For example, if the Adviser considers that the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Portfolio holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Portfolio is engaging in proxy hedging. If the Portfolio enters into a currency hedging transaction, the Portfolio will comply with the asset segregation requirements described below.


RISKS OF CURRENCY TRANSACTIONS


     Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.


COMBINED TRANSACTIONS


     The  Portfolio  may enter into multiple  transactions,  including  multiple
options   transactions,   multiple  futures   transactions,   multiple  currency
transactions (including forward currency contracts) and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions (component transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


SWAPS, CAPS, FLOORS AND COLLARS


     Among the Strategic Transactions into which the Portfolio may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Portfolio expects to enter into these transactions primarily for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, the Portfolio's net loss exposure resulting from swaps, caps, floors and collars and other Strategic Transactions entered into for such purposes will not exceed 3% of the Portfolio's net assets at any one time. The Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them, and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

         The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors and collars are considered illiquid for purposes of the Portfolio's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Board of Trustees of the Portfolio Trust has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Portfolio Trust's Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations. The Staff of the SEC currently takes the position that swaps, caps, floors and collars are illiquid, and are subject to the Portfolio's limitation on investing in illiquid securities.


EURODOLLAR INSTRUMENTS


     The Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.


RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES

     When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.


USE OF SEGREGATED ACCOUNTS


     The Portfolio will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. The Portfolio will cover Strategic Transactions as required by interpretive positions of the SEC. The Portfolio will not enter into Strategic Transactions that expose the Portfolio to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid, high grade debt securities with a value sufficient to cover its potential obligations. The Portfolio may have to comply with any applicable regulatory requirements for Strategic Transactions, and if required, will set aside cash and other assets in a segregated account with its custodian bank in the amount prescribed. In that case, the Portfolio's custodian would maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or other assets to account for fluctuations in the value of the account. Assets held in a segregated account would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.


SHORT-TERM DEBT SECURITIES


     For defensive or temporary purposes, the Portfolio may invest in investment grade money market instruments and short-term interest-bearing securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a defensive position against potential stock market declines. The Portfolio's investments will include U.S. Government obligations and obligations issued or guaranteed by any U.S. Government agencies or instrumentalities, instruments of U.S. and foreign banks (including negotiable certificates of deposit, non-negotiable fixed time deposits and bankers' acceptances), repurchase agreements, prime commercial paper of U.S. and foreign companies, and debt securities that make periodic interest payments at variable or floating rates.


     Yields on debt securities depend on a variety of factors, such as general conditions in the money and bond markets, and the size, maturity and rating of a particular issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater potential capital appreciation and depreciation. The market prices of debt securities usually vary depending upon available yields, rising when interest rates decline and declining when interest rates rise.

PORTFOLIO TURNOVER


     The Portfolio places no restrictions on portfolio turnover and it may sell any portfolio security without regard to the period of time it has been held, except as may be necessary to enable the Fund to maintain its status as a regulated investment company under the Internal Revenue Code. The Portfolio may therefore generally change its portfolio investments at any time in accordance with the Adviser's appraisal of factors affecting any particular issuer or market, or the economy in general.


                             INVESTMENT RESTRICTIONS


     The Fund and the Portfolio have each adopted the following fundamental policies in addition to those described under "Investment Objective and Policies
- Investment Restrictions" in the Prospectus. Each of the Fund's and the Portfolio's fundamental policies cannot be changed unless the change is approved, respectively, by the "vote of the outstanding voting securities" of the Fund or the Portfolio, as the case may be, which phrase as used herein means the lesser of (i) 67% or more of the voting securities of the Fund or the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund or the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund or the Portfolio.

     As a matter of fundamental policy, the Portfolio (Fund) may not (except that the Fund may invest substantially all of its assets (other than assets which are not "investment securities," as defined in the 1940 Act, or are excepted by the SEC) in an open-end management investment company with substantially the same investment objective as the Fund):


1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities.


2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio (Fund) may be deemed to be an underwriter under the Securities Act of 1933.


3.       Purchase real estate or real estate mortgage loans.


4. Purchase securities on margin (except that the Portfolio (Fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

5. Purchase or sell commodities or commodity contracts except that the Portfolio (Fund) may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

6. With respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer

7. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Fund may borrow from banks in an amount up to 15% of the current value of its total assets as a temporary measure for extraordinary or emergency purposes (but not investment purposes), and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

8.       Make loans of portfolio securities.

         The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval, in accordance with applicable laws, regulations or regulatory policy. The Portfolio (Fund) may not (except that the Fund may invest substantially all of its assets (other than assets which are not "investment securities," as defined in the 1940 Act, or are excepted by the SEC) in an open-end management investment company with substantially the same investment objective as the
Fund):

a. Make short sales of securities unless (a) after effect is given to any such short sale, the total market value of all securities sold short would not exceed 5% of the value of
         the        Portfolio's (Fund's) net assets or (b) at all
         times during which a short position is open it owns an equal amount of such securities, or by virtue of ownership of convertible or exchangeable securities it has the right to obtain through the conversion or exchange of such other securities an amount equal to the securities sold short.

b. Purchase or write options except to the extent described above under "Strategic Transactions."


c. Invest in companies for the purpose of exercising control or management.

d. Invest in interests in oil, gas or other exploration or development programs.


e. Invest more than 5% of the assets of the Portfolio (Fund) in the securities of any issuers which together with their corporate parents have records of less than three years' continuous operation, including the operation of any predecessor, other than (a) obligations issued or guaranteed by the U.S. Government or its agencies and (b) repurchase agreements fully collateralized by such securities.

f. Invest in securities of any company if any officer or director (trustee) of the Portfolio Trust (Trust) or of the Portfolio's investment adviser owns more than 1/2 of 1% of the outstanding securities of such company and such officers and directors (trustees) own in the aggregate more than 5% of the securities of such company.

g.       Invest more than an aggregate of 15% of the net assets of the Portfolio
         (Fund) in (a) repurchase agreements which are not terminable within seven days, (b) securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations and (c) other illiquid securities.

h. Purchase the securities of other investment companies, provided that the Fund may make such a purchase as part of a merger, consolidation, or acquisition of assets, or except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than customary brokers' commissions and then only if, as a result, no (i) more than 10% of the Fund's assets would be invested in securities of other investment companies,
         (ii) more than 3% of the total outstanding voting securities of any one such investment company would be held by the Fund or (iii) more than 5% of the Fund's assets would be invested in any one such investment company.

i. Invest more than 10% of its net assets in repurchase agreements (this restriction is fundamental with respect to the Fund but not the Portfolio).

     If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Portfolio's (Fund's) assets will not constitute a violation of the restriction, except with respect to restriction (f) above.


     In order to permit the sale of shares of the Fund in certain states, the Board may, in its sole discretion, adopt restrictions on investment policy more restrictive than those described above. Should the Board determine that any such more restrictive policy is no longer in the best interest of the Fund and its shareholders, the Fund may cease offering shares in the state involved and the Board may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Board may, in its sole discretion, revoke such policy.

                         CALCULATION OF PERFORMANCE DATA


     As indicated in the Prospectus, the Fund may, from time to time, advertise certain total return information. This information will include the record (January, 1988 through August, 1990) of the Fund's predecessor partnership which had the same investment objectives and policies as the Fund and was also managed by Standish. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund (T) is computed by using the redeemable value at the end of a specified period of time (ERV) of a hypothetical initial investment of $1,000 (P) over a period of time (N) according to the formula P(1+T)n=ERV. The average annual total return quotations for the Fund for the one and five year periods ended December 31, 1995 and since inception (January 1, 1988 to December 31, 1995) are 29.83%, % and %, respectively.


     In addition to average annual return quotations, the Fund may quote quarterly and annual performance on a net (with management and administration fees deducted) and gross basis as follows:

QUARTER/YEAR                                NET                 GROSS

    3/90
    4/90
    1990
    1/91                                    28.41               28.68
    2/91                                    2.87                 3.12
    3/91                                    12.58               12.73
    4/91                                    10.74               10.94
    1991                                    64.71               65.95
    1/92                                    3.16                 3.38
    2/92                                    (12.15)            (11.92)
    3/92                                    7.23                 7.52
    4/92                                    12.91               13.20
    1992                                    9.74                10.83
    1/93                                    0.62                 0.84
    2/93                                    3.45                 3.70
    3/93                                    14.45               14.67
    4/93                                    7.63                 7.83
    1993                                    28.21               29.30
    1/94                                    (3.48)              (3.29)
    2/94                                    (4.39)              (4.19)
    3/94                                    5.90                 6.11
    4/94                                    (1.42)              (1.22)
    1994                                    (3.66)              (2.88)
    1Q95                                    6.03                 6.22
    2Q95                                    2.55                 2.73
    3Q95                                    16.17               16.36
    4Q95                                    2.80                 2.98
    1995                                    29.83               30.77


     These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future.

     The Fund's performance may be compared in sales literature to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the Russell 2000 Index, which is generally considered to be representative of unmanaged small capitalization stocks in the United States markets, and the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.


                                   MANAGEMENT

TRUSTEES AND OFFICERS OF THE TRUST AND THE PORTFOLIO TRUST

     The Trustees and executive officers of the Trust are listed below. The Trustees of the Portfolio Trust are identical to the Trustees of the Trust. The officers of the Portfolio Trust are Messrs. Clayson, Ladd, Wood, Hollis and Murray, and Mss. Banfield, Herrmann and Kneeland, who hold the same office with the Portfolio Trust as with the Trust. All executive officers of the Trust and the Portfolio Trust are affiliates of Standish, Ayer & Wood, Inc. , the Portfolio's investment adviser.


NAME, ADDRESS                                        POSITION HELD              PRINCIPAL OCCUPATION
AND DATE OF BIRTH                                    WITH TRUST                 DURING PAST 5 YEARS
D. Barr Clayson*, 7/29/35                            Vice President             Vice President and Managing
c/o Standish, Ayer & Wood, Inc.                       and Trustee               Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.; President,
Boston, MA 02111                                                                Standish International
                                                                                Management Company, L.P.

Samuel C. Fleming, 9/30/40                           Trustee                    Chairman of the Board and
c/o Decision Resources, Inc.                                                    Chief Executive Officer,
1100 Winter Street                                                              Decision Resources, Inc.;
Waltham, MA 02154                                                               through 1989, Senior V.P.
                                                                                Arthur D. Little

Benjamin M. Friedman, 8/5/44                         Trustee                    William Joseph Maier
c/o Harvard University                                                          Professor of Political
Cambridge, MA 02138                                                             Economy, Harvard
                                                                                University

John H. Hewitt, 4/11/35                              Trustee                    Trustee, The Peabody
P.O. Box 307                                                                    Foundation; Trustee,
So. Woodstock, VT 05071                                                         Visiting Nurse Alliance of
                                                                                Vermont and New Hampshire




                                       22


NAME, ADDRESS                                        POSITION HELD              PRINCIPAL OCCUPATION
AND DATE OF BIRTH                                    WITH TRUST                 DURING
PAST 5 YEARS

Edward H. Ladd*, 1/3/38                              Trustee and                Chairman of the Board and
c/o Standish, Ayer & Wood, Inc.                      Vice President             Managing Director,
One Financial Center                                                            Standish, Ayer & Wood, Inc.
Boston, MA 02111                                                                since 1990; formerly,
                                                                                President of Standish, Ayer
                                                                                & Wood, Inc.

Caleb Loring III, 11/14/43                           Trustee                    Trustee, Essex Street
c/o Essex Street Associates                                                     Associates (family
P.O. Box 5600                                                                   investment trust office);
Beverly Farms, MA 01915                                                         Director, Holyoke Mutual
                                                                                Insurance Company

Richard S. Wood*, 5/2/54                             President and              Vice President, Secretary
c/o Standish, Ayer & Wood, Inc.                      Trustee                    and Director, Standish,
One Financial Center                                                            Ayer & Wood, Inc.;
Boston, MA 02111                                                                Executive Vice President,
                                                                                Standish International
                                                                                Management Company, L.P.

Richard C. Doll, 7/8/48                              Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

James E. Hollis III, 11/21/48                        Executive Vice             Vice President and
c/o Standish, Ayer & Wood, Inc.                      President                  Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

David W. Murray, 5/5/40                              Treasurer and              Vice President, Treasurer



NAME, ADDRESS                                        POSITION HELD              PRINCIPAL OCCUPATION
AND DATE OF BIRTH                                    WITH TRUST                 DURING PAST 5 YEARS
-----------------                                    ---------------            -------------------


c/o Standish, Ayer & Wood, Inc.                      Secretary                  and Director, Standish,
One Financial Center                                                            Ayer & Wood, Inc.
Boston, MA 02111

Caleb F. Aldrich, 9/20/57                            Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

Beverly E. Banfield, 7/6/56                          Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Compliance Officer,
One Financial Center                                                            Standish, Ayer & Wood,
Boston, MA 02111                                                                Inc.; Assistant Vice
                                                                                President and Compliance
                                                                                Officer, Freedom Capital
                                                                                Management Corp.
                                                                                (1989-1992)




                                       25




NAME, ADDRESS                                        POSITION HELD              PRINCIPAL OCCUPATION
AND DATE OF BIRTH                                    WITH TRUST                 DURING PAST 5 YEARS
-----------------                                    ---------------            -------------------


NAME, ADDRESS                                        POSITION HELD              PRINCIPAL OCCUPATION
AND DATE OF BIRTH                                    WITH TRUST                 DURING
PAST 5 YEARS

Nicholas S. Battelle, 6/24/42                        Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

Walter M. Cabot, 1/6/33                              Vice President             Senior Advisor and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.; prior to
Boston, MA 02111                                                                1991, President, Harvard
                                                                                Management Company

David H. Cameron, 11/2/55                            Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.


                                       26




NAME, ADDRESS                                        POSITION HELD              PRINCIPAL OCCUPATION
AND DATE OF BIRTH                                    WITH TRUST                 DURING PAST 5 YEARS
-----------------                                    ---------------            -------------------


Boston, MA 02111

Karen K. Chandor, 2/13/50                            Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

Lavinia B. Chase, 6/4/46                             Vice President             Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                 Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Susan B. Coan, 5/1/52                                Vice President             Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                 Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

W. Charles Cook II, 7/16/63                          Vice President             Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                 Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

James W. Copley, Jr., 2/1/52                         Vice President             President and Director,
c/o Standish, Ayer & Wood, Inc.                                                 Consolidated Investment
One Financial Center                                                            Corporation;
Boston, MA 02111                                                                Vice-President, Funds
                                                                                Management, Consolidated
                                                                                Healthcare, Inc.




                                       27




NAME, ADDRESS                                        POSITION HELD              PRINCIPAL OCCUPATION
AND DATE OF BIRTH                                    WITH TRUST                 DURING PAST 5 YEARS
-----------------                                    ---------------            -------------------


Joseph M. Corrado, 5/13/55                           Vice President             Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                 Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Dolores S. Driscoll, 2/17/48                         Vice President             Vice President and Managing


                                       28




NAME, ADDRESS                                        POSITION HELD              PRINCIPAL OCCUPATION
AND DATE OF BIRTH                                    WITH TRUST                 DURING PAST 5 YEARS
-----------------                                    ---------------            -------------------


c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

Anne P. Herrmann, 1/26/56                            Vice President             Mutual Fund Administrator,
c/o Standish, Ayer & Wood, Inc.                                                 Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Ann S. Higgins, 4/8/35                               Vice President             Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                 Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Denise B. Kneeland, 8/19/51                          Vice President             Senior Operations Manager,
c/o Standish, Ayer & Wood, Inc.                                                 Standish, Ayer & Wood, Inc.
One Financial Center                                                            since January, 1995;
Boston, MA 02111                                                                formerly Vice President,
                                                                                Scudder Clark and Stevens

Raymond J. Kubiak, 9/3/57                            Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

Maria D. Furman, 2/3/54                              Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

Phillip D. Leonardi, 4/24/62                         Vice President             Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                 Ayer & Wood, Inc. since
One Financial Center                                                            November 1993; formerly,
Boston, MA 02111                                                                Investment Sales, Cigna
                                                                                Corporation (1993) and
                                                                                Travelers Corporation
                                                                                (1984-1993)


                                       30




NAME, ADDRESS                                        POSITION HELD              PRINCIPAL OCCUPATION
AND DATE OF BIRTH                                    WITH TRUST                 DURING PAST 5 YEARS
-----------------                                    ---------------            -------------------


Laurence A. Manchester, 5/24/43                      Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

George W. Noyes, 11/12/44                            Vice President             President and Managing
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

Arthur H. Parker, 8/12/35                            Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

Jennifer A. Pline, 3/8/60                            Vice President             Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                 Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Howard B. Rubin, 10/29/59                            Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

Michael C. Schoeck, 10/24/55                         Vice President             Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                 Ayer & Wood, Inc. since
One Financial Center                                                            August, 1993; formerly,
Boston, MA 02111                                                                Vice President,
                                                                                Commerzbank, Frankfurt,
                                                                                Germany

Austin C. Smith, 7/25/42                             Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.


                                       31




NAME, ADDRESS                                        POSITION HELD              PRINCIPAL OCCUPATION
AND DATE OF BIRTH                                    WITH TRUST                 DURING PAST 5 YEARS
-----------------                                    ---------------            -------------------


Boston, MA 02111

Stephen A. Smith, 3/13/49                            Vice President             Vice President, since
c/o Standish, Ayer & Wood, Inc.                                                 November 2, 1993; formerly,
One Financial Center                                                            Standish, Ayer & Wood, Inc.
Boston, MA 02111                                                                Consultant Cambridge

James W. Sweeney, 5/15/59                            Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
Boston, MA 02111

Ralph S. Tate, 4/2/47                                Vice President             Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Director, Standish, Ayer
One Financial Center                                                            & Wood, Inc.
since April,
Boston, MA 02111                                                                1990; formerly Vice
                                                                                President, Aetna Life &
                                                                                Casualty

Michael W. Thompson, 3/31/56                         Vice President             Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                 Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

*Indicates that Trustee is an interested person of the Trust or the Portfolio Trust for purposes of the 1940 Act.


COMPENSATION OF TRUSTEES AND OFFICERS


     Each of the Trust and the Portfolio Trust pays no compensation to the Trustees of the Trust or the Portfolio Trust affiliated with Standish as the Administrator of the Fund (the "Fund Administrator") or the Adviser, respectively, or the Trusts's and Portfolio Trust's officers. None of the Trustees or officers have engaged in any financial transactions with the Trust, the Portfolio Trust or the Adviser.

     The following table sets forth all compensation paid to the Trust's Trustees as of the Trust's fiscal year ended December 31, 1995:

                                                                   TOTAL
                                  PENSION OR RETIREMENT           COMPENSATION
                 AGGREGATE         BENEFITS ACCRUED AS             FROM FUND
                 COMPENSATION      PART OF                       AND OTHER FUNDS
NAME OF TRUSTEE  FROM THE FUND     FUND'S EXPENSES                IN COMPLEX*


D. Barr Clayson        $0                 $0                          $0
Richard C. Doll**       0                  0                           0
Samuel C. Fleming     482                  0                      41,750
Benjamin M. Friedman  424                  0                      36,750
John H. Hewitt        424                  0                      36,750
Edward H. Ladd          0                  0                           0
Caleb Loring, III     424                  0                      36,750

Richard S. Wood         0                  0                           0


* As of the date of this Statement of Additional Information there were 18 funds in the fund complex.

** Mr. Doll resigned as a Trustee effective
 December 6, 1995.


CERTAIN SHAREHOLDERS


     At January 15, 1996, Trustees and officers of the Trust and the Portfolio as a group beneficially owned (i.e., had voting and/or investment power) approximately 1.03% of the then outstanding shares of the Fund. On the same date each of the following institutions beneficially owned 5% or more of the then outstanding shares of the Fund:







 INVESTMENT ADVISER OF THE PORTFOLIO TRUST




     Standish serves as investment adviser to the Portfolio pursuant to a written investment advisory agreement with the Portfolio Trust. Prior to April, 1996, Standish managed directly the assets of the Fund pursuant to an investment advisory agreement. This agreement was terminated on such date subsequent to the approval by the Fund's shareholders on March 29, 1996 to implement certain changes in the Fund's investment restrictions which enable the Fund to invest all of its investable assets in the Portfolio. The

Adviser is a Massachusetts corporation organized in 1933 and is registered under the 1940 Act.


     The following, constituting all of the Directors and all of the shareholders of the Adviser, are the Adviser's controlling persons: Caleb F. Aldrich, Nicholas S. Battelle, Walter M. Cabot, Sr., David H. Cameron, Karen K. Chandor, D. Barr Clayson, Richard C. Doll, Dolores S. Driscoll, Mark A. Flaherty, Maria D. Furman, James E. Hollis III, Raymond J. Kubiak, Edward H. Ladd, Laurence A. Manchester, David W. Murray, George W. Noyes, Arthur H. Parker, Howard B. Rubin, Austin C. Smith, David C. Stuehr, James J. Sweeney, Ralph S. Tate and Richard S. Wood.


     Certain services provided by the Adviser under the advisory agreement are described in the Prospectus. These services are provided without reimbursement by the Portfolio for any costs incurred. Under the investment advisory agreement, the Adviser is paid a fee based upon a percentage of the Portfolio's average daily net asset value computed as described in the Prospectus. The rate and time at which the fee is paid is described in the Prospectus. For services to the Fund during the fiscal years ended December 31, 1993, 1994 and 1995, the Adviser received fees from the Fund of $368,093, $557,359 and $877,243, respectively.

     Pursuant to the investment advisory agreement, the Portfolio bears expenses of its operations other than those incurred by the Adviser pursuant to the investment advisory agreement. Among other expenses, the Portfolio will pay share pricing expenses; custodian fees and expenses; administration fees; legal and auditing fees and expenses; expenses of investor reports ; registration and reporting fees and expenses; and Trustees' fees and expenses.

     Unless terminated as provided below, the Investment Advisory Agreement continues in full force and effect until March 29, 1998 and for successive periods of one year thereafter, but only so long as each such continuance is approved annually (i) by either the Trustees of the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of the Portfolio, and, in either event, (ii) by vote of a majority of the Trustees of the Portfolio Trust who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of the Portfolio or by the Investment Adviser, on sixty days' written notice to the other parties. The
Investment Advisory Agreement terminates in the event of its assignment as defined in the 1940 Act.

     In an attempt to avoid any potential conflict with portfolio transactions for the Portfolio, the Adviser , the Trust and the Portfolio Trust have each adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders, and the Portfolio and its investors come before those of the Adviser and its employees.

ADMINISTRATOR OF THE FUND

     Standish also serves as the administrator to the Fund (the "Fund Administrator") pursuant to a written administration agreement with the Trust on behalf of the Fund. Certain services provided by the Fund Administrator under the  administration  agreement  are  described  in  the  Prospectus.  For  these services, the Fund Administrator currently does not receive any additional compensation. The Trustees of the Trust may, however, determine in the future to compensate the Fund Administrator for its administrative services. The administration agreement provides that if the total expenses of the Fund and the Portfolio in any fiscal year exceed the most restrictive expense limitation applicable to the Fund in any state in which shares of the Fund are then qualified for sale, the compensation due the Fund Administrator shall be reduced by the amount of the excess, by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month during the fiscal year, subject to readjustment during the year. Currently, the most restrictive state expense limitation provision limits the Fund's expenses to 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million of such net assets and 1 1/2% of such net assets in excess of $100 million.

         The Fund's administration agreement can be terminated by either party on not more than sixty days' written notice.

ADMINISTRATOR OF THE PORTFOLIO

     IBT Trust Company (Cayman) Ltd., P.O. Box 501, Grand Cayman, Cayman Islands, BWI, serves as the administrator to the Portfolio (the "Portfolio Administrator") pursuant to a written administration agreement with the Portfolio Trust on behalf of the Portfolio. The Portfolio Administrator provides the Portfolio Trust with office space for managing its affairs, and with certain clerical services and facilities. For these services, the Portfolio Administrator currently receives a fee from the Portfolio in the amount of $7,500 annually.

         The Portfolio's administration agreement can be terminated by either party on not more than sixty days' written notice.

DISTRIBUTOR OF THE FUND

     Standish Fund Distributors, L.P. (the "Principal Underwriter") serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for the Fund's shares. In that capacity, the Principal Underwriter has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Underwriting Agreement between the Trust and the Principal Underwriter. The Underwriting Agreement shall continue in effect with respect to the Fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of the Principal Underwriter are located at One Financial Center, 26th Floor, Boston, Massachusetts 02111.


                              REDEMPTION OF SHARES


     Detailed information on redemption of shares is included in the Prospectus. The Trust may suspend the right to redeem Fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted;
(ii) for any period during which an emergency exists as a result of which disposal by the Portfolio of securities owned by it or determination by the Portfolio of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the Fund.

     The Trust intends to pay redemption proceeds in cash for all Fund shares redeemed, but under certain conditions, the Trust may make payment wholly or partly in portfolio securities from the Portfolio, in conformity to the applicable rule of the SEC. Portfolio securities paid upon redemption of Fund shares will be valued at their then current market value. The Trust, on behalf of each of its series, has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which contains a formula for determining the minimum amount of cash to be paid as part of any redemption, limiting cash payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash. The Portfolio has advised the Trust that the Portfolio will not redeem in-kind except in circumstances in which the Fund is permitted to redeem in-kind or except in the event the Fund completely withdraws its interest from the Portfolio.


                             PORTFOLIO TRANSACTIONS


     The  Adviser  is  responsible   for  placing  the   Portfolio's   portfolio
transactions  and  will do so in a manner  deemed  fair  and  reasonable  to the
Portfolio and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting brokers and in negotiating commissions, the Adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also provide research services. These services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing analyses and reports
concerning  issuers,  industries,   securities,  economic  factors  and  trends,
portfolio strategy, and the performance of accounts, and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the Portfolio effects its securities transactions may be used by the Adviser in servicing other accounts; not all of these services may be used by the Adviser in connection with the Portfolio. The investment advisory fee paid by the Portfolio under the advisory agreement will not be reduced as a result of the Adviser's receipt of research services.

     For the years ended December 31, 1993, 1994 and 1995 the Fund paid brokerage commissions of $172,793, $512,334 and $ , respectively. For the fiscal year ended December 31, 1995, the Fund paid brokerage commissions of $ on portfolio transactions aggregating $ . All such commissions were paid on portfolio transactions executed by brokers who provided research and other statistical and factual information. During the fiscal year ended December 31, 1995, the Fund did not acquire securities of its regular brokers or dealers or their parents.

     The Adviser also places portfolio transactions for other advisory accounts. The Adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Portfolio and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Portfolio. In making such allocations, the main factors considered by the Adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.


                        DETERMINATION OF NET ASSET VALUE


     The Fund's net asset value per share is computed on each business day on which the New York Stock Exchange is open, (a "Business Day"). Currently the New York Stock Exchange is not open on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The net asset value of the Fund's shares is determined as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. New York City time) and is computed by dividing the value of all securities and other assets of the Fund (substantially all of which will be represented by the Fund's investment in the Portfolio) less all liabilities by the number of Fund shares outstanding, and rounding to the nearest cent per share. Expenses and fees of the fund are accrued daily and taken into account for the purpose of determining net asset value.


     Portfolio securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid prices.

Securities for which quotations are not readily available and all other assets will be valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Trustees.


     The value of the Portfolio's net assets (I.E., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Fund is determined. Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each Business Day. As of 4:00 p.m. (Eastern time) on each Business Day, the value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m. on the following Business Day.

                                    TAXATION

     Each series of the Trust, including the Fund, is treated as a separate entity for accounting and tax purposes. The Fund has qualified and elected to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its investment company taxable income (i.e., all income, after reduction by deductible expenses, other than its "net capital gain," which is the excess, if any, of its net long-term capital gain over its net short-term capital loss) and net capital gain which are distributed to shareholders in accordance with the timing requirements of the Code.

     The Trust anticipates that the Portfolio will be treated as a partnership for federal income tax purposes. As such, the Portfolio is not subject to federal income taxation. Instead, the Fund must take into account, in computing its federal income tax liability, its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio. Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them. The Portfolio will allocate at least annually among its investors, including the Fund, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. The Portfolio will make allocations to the Fund in accordance with the Code and applicable regulations and will make moneys available for withdrawal at appropriate times and in sufficient amounts to enable the Fund to satisfy the tax distribution requirements that apply to the Fund and that must be satisfied in order to avoid Federal income and/or excise tax on the Fund. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund will be deemed (i) to own its proportionate share of each of the assets of the Portfolio and (ii) to be entitled to the gross income of the Portfolio attributable to such share.


     The Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

     The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.


     The Fund will not distribute long-term or short-term capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. [Disclose amounts and expiration dates of any capital loss carryforwards existing on 12/31/95.]

         Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Portfolio's ability to enter into futures, options and currency forward transactions.


         Certain options, futures and forward foreign currency transactions undertaken by the Portfolio may cause the Portfolio to recognize gains or losses from marking to market even though the Portfolio's positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Portfolio and allocable to the Fund. Any net mark to market gains may also have to be distributed by the Fund to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition by the Portfolio of portfolio securities or borrowing to obtain the necessary cash. Also, certain of the Portfolio's losses on the Portfolio's transactions involving options, futures or forward contracts and/or offsetting Portfolio positions may be deferred rather than being taken into account currently in calculating the Portfolio's taxable income or gain. Certain of the applicable tax rules may be modified if the Portfolio is eligible and chooses to make one or more of certain tax elections that may be available. Because the Fund's income, gains and losses consist primarily of its share of the income, gains and losses of the Portfolio, which are directly affected by the provisions described in this paragraph, these transactions may affect the amount, timing and character of the Fund's distributions to shareholders. The Portfolio will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

     The Federal income tax rules applicable to interest rate or currency swaps, caps, floors and collars are unclear in certain respects, and the Portfolio may be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.

     If the Portfolio acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on its allocable portion of "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually allocated to the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Portfolio may limit and/or manage its stock holdings in passive foreign investment companies to minimize the Fund's tax liability or maximize its return from these investments.

     Foreign exchange gains and losses realized by the Portfolio in connection with certain transactions involving foreign currency-denominated debt securities, if any, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and, because the Fund invests in the Portfolio, may affect the amount, timing and character of Fund distributions to shareholders. Any such transactions that are not directly related to the Portfolio's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments held for less than three months. The Fund's share of such gain (plus any such gain the Fund may realize from other sources) is limited under the Code to less than 30% of the Fund's annual gross income. Such transactions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

     The Portfolio may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors in the Fund would be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain provisions and limitations contained in the Code, only if more than 50% of the value of the Fund's total assets at the close of any taxable year were to consist of stock or securities of foreign corporations and the Fund were to file an election with the Internal Revenue Service. Because the investments of the Portfolio are such that the Fund will not meet this 50% requirement, shareholders of the Fund will not directly take into account the foreign taxes, if any, paid by the Portfolio and allocable to the Fund, and will not be entitled to any related tax deductions or credits. Such taxes will reduce the amounts the Fund would otherwise have available to distribute.

     Distributions from the Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described in the Fund's Prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.


     For purposes of the dividends received deduction available to corporations, dividends received by the Portfolio and allocable to the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Portfolio, for U.S. Federal income tax purposes, for at least a minimum holding period, generally 46 days, and distributed and designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the minimum holding period requirement referred to above with respect to their shares of the Fund in order to qualify for the deduction and, if they borrow to acquire such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability.

     Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.


     At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to undistributed net investment income and/or realized or unrealized appreciation in the Fund's share of the Portfolio's portfolio. Consequently, subsequent distributions by the Fund from such income and/or appreciation may be taxable to such investor, even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

     Upon a redemption (including a repurchase) of shares of the Fund, a shareholder may realize a taxable gain or loss, depending upon the difference between the redemption proceeds and the shareholder's tax basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares. Any loss realized on a redemption may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

     The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

     Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

                             THE FUND AND ITS SHARES


     The Fund is an investment series of the Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the Fund. Each share represents an equal proportionate interest in the Fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Upon any liquidation of the Fund, shareholders are entitled to share pro rata in the net assets available for distribution.

     All Fund shares have equal rights with regard to voting and shareholders of the Fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including any change of investment policy requiring the approval of shareholders.


     Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.


     The Fund acquired all of the assets of Standish Small Equity Fund Limited Partnership (the "Partnership") in a transaction which closed on August 31, 1990 in exchange for an assumption of liabilities and the issuance of shares of beneficial ownership to the Limited Partners of the Partnership, who received the shares as a distribution in liquidation of the Partnership. Each Limited Partner received 50 shares per each unit of limited partnership interest owned. Prior to that date, the Fund had no assets. The net value of the assets acquired by the Fund on August 31, 1990 was $12,499,477. The Partnership started business on January 8, 1988 as a limited partnership organized under the Uniform Limited Partnership Law of The Commonwealth of Massachusetts. The Partnership was not a registered investment company in reliance on Section 3(c)(1) of the 1940 Act and the units of limited partnership interests were not registered under the Securities Act of 1933, as amended, in reliance on Section 4(2) thereof.

     Except as described below, whenever the Trust is requested to vote on a fundamental policy of or matters pertaining to the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote proportionately as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Subject to applicable statutory and regulatory requirements, the Fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in the Portfolio, and that is not required to be voted on by shareholders of the Fund, would nonetheless be voted on by the Trustees of the Trust.

                         THE PORTFOLIO AND ITS INVESTORS

     The Portfolio is a series of Standish, Ayer & Wood Master Portfolio, a newly formed trust and, like the Fund, is an open-end management investment company under the Investment Company Act of 1940, as amended. The Portfolio Trust was organized as a master trust fund under the laws of the State of New York on January [ ], 1996.

     Interests in the Portfolio have no preemptive or conversion rights, and are fully paid and non-assessable, except as set forth below. The Portfolio normally will not hold meetings of holders of such interests except as required under the 1940 Act. The Portfolio would be required to hold a meeting of holders in the event that at any time less than a majority of its Trustees holding office had been elected by holders. The Trustees of the Portfolio continue to hold office until their successors are elected and have qualified. Holders holding a specified percentage of interests in the Portfolio may call a meeting of holders in the Portfolio for the purpose of removing any Trustee. A Trustee of the Portfolio may be removed upon a majority vote of the interests held by holders in the Portfolio qualified to vote in the election. The 1940 Act requires the Portfolio to assist its holders in calling such a meeting. Upon liquidation of the Portfolio, holders in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to holders.

     Each holder in the Portfolio is entitled to a vote in proportion to its percentage interest in the Portfolio.


                             ADDITIONAL INFORMATION


     The Fund's Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.


                        EXPERTS AND FINANCIAL STATEMENTS

     The Fund's financial statements for the fiscal years ended December 31, 1993 , 1994 and 1995 and the Portfolio's statement of assets and liabilities dated [ ] 1996 included in this Statement of Additional Information have been audited by Coopers & Lybrand L.L.P and Coopers & Lybrand, respectively, independent accountants, as set forth in their reports appearing elsewhere herein, and have been so included in reliance upon the authority of the report of such auditors as experts in accounting and auditing. Financial highlights of the Fund for the fiscal years ended December 31, 1992, 1991 and 1990 were audited by Deloitte & Touche LLP, independent auditors, and have been similarly included in reliance upon the expertise of that firm. Coopers & Lybrand L.L.P. and Coopers & Lybrand, independent accountants, will audit the Fund's and the Portfolio's respective financial statements for the fiscal year ending December 31, 1996.

                    STANDISH, AYER & WOOD MASTER PORTFOLIO --
                 STANDISH SMALL CAPITALIZATION EQUITY PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES

                                 March [], 1996

ASSETS:
       Cash . . . . . . . . . . . . . . . . . . . . . . . . .$100,100
       Deferred organization expenses . . . . . . . . . . . .

              Total assets  . . . . . . . . . . . . . . . . .


LIABILITIES:
       Accrued organization expenses  . . . . . . . . . . . .

              Net assets  . . . . . . . . . . . . . . . . . .$100,100

NOTES:

(1) Standish, Ayer & Wood Master Portfolio, a master trust fund organized under the laws of the State of New York, (the
         "Portfolio Trust") was organized on January   , 1996 and has
                                                     --
         been inactive since that date with respect to Standish Small Capitalization Equity Portfolio (the "Portfolio") except for matters relating to the Portfolio's establishment and designation as a subtrust or series of the Portfolio Trust, and the sale of a beneficial interest in the Portfolio at the purchase price of $100,000 to Standish, Ayer & Wood Investment Trust -- Standish Small Capitalization Equity Fund (the "Fund") and $100 to Standish, Ayer & Wood, Inc. (the "Initial Interests"). The Portfolio is one of four series of the Portfolio Trust.

(2) Organization expenses of the Portfolio are being deferred and will be amortized on a straight-line basis over a period not to exceed five years from the commencement of investment operations of the Portfolio. The amount paid by the

         Portfolio Trust on any withdrawal by the Fund, or any other then-current holder of an Initial Interest, of part or all of an Initial Interest in the Portfolio will be reduced by a portion of any unamortized organization expenses of the Portfolio, determined by the proportion of the amount of the Initial Interest withdrawn to the aggregate amount of the Initial Interests in the Portfolio then-outstanding after taking into account any prior withdrawals of any of the Initial Interests in the Portfolio.

(3) At 4:00 p.m., New York time, on each business day of the Portfolio, the value of an investor's beneficial interest in the Portfolio is equal to the product of (i) the aggregate net asset value of the Portfolio multiplied by (ii) the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio effective for that day.

(4) The Portfolio Trust has entered into an Investment Advisory Agreement with Standish, Ayer & Wood, Inc. and an
         Administration and Services Agreement with IBT Trust Company (Cayman) Ltd.



SAW0008E

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)         Financial Statements:

Included in the Prospectus with respect to Standish Equity Fund:

            Financial Highlights

To be included in the Statement of Additional Information with respect to Standish Equity Fund by post-effective amendment:

            Schedule of Portfolio Investments
            Statement of Assets and Liabilities
            Statement of Operations
            Statement of Changes In Net Assets
            Financial Highlights
            Notes to Financial Statements

Included in the Prospectus with respect to Standish Fixed Income Fund:

            Financial Highlights

To be included in the Statement of Additional Information with respect to Standish Fixed Income Fund by post-effective amendment:

            Schedule of Portfolio Investments
            Statement of Assets and Liabilities
            Statement of Operations
            Statement of Changes In Net Assets
            Financial Highlights
            Notes to Financial Statements

Included in the Prospectus with respect to Standish Global Fixed Income Fund:

            Financial Highlights

 To be included in the Statement of Additional Information with respect to Standish Global Fixed Income Fund by post-effective amendment:

            Schedule of Portfolio Investments
            Statement of Assets and Liabilities
            Statement of Operations
            Statement of Changes In Net Assets
            Financial Highlights
            Notes to Financial Statements

Included in the Prospectus with respect to Standish Small Capitalization Equity
Fund:

            Financial Highlights

To be included in the Statement of Additional Information with respect to Standish Small Capitalization Equity Fund by post-effective amendment:

            Schedule of Portfolio Investments

            Statement of Assets and Liabilities
            Statement of Operations
            Statement of Changes In Net Assets
            Financial Highlights
            Notes to Financial Statements


(b)         Exhibits:

    (1)     Agreement and Declaration of Trust dated
            August 13, 1986*

   (1A)     Certificate of Designation of Standish Fixed Income
            Fund**

   (1B)     Certificate of Designation of Standish
            International Fund**

   (1C)     Certificate of Designation of Standish
            Securitized Fund**

   (1D)     Certificate of Designation of Standish
            Short-Term Asset Reserve Fund**

   (1E)     Certificate of Designation of Standish
            Marathon Fund*

   (1F)     Certificate of Amendment dated November 21,
            1989*

   (1G)     Certificate of Amendment dated November 29,
            1989*

   (1H)     Certificate of Amendment dated April 24, 1990*

   (1I)     Certificate of Designation of Standish Equity Fund**

   (1J)     Certificate of Designation of Standish International Fixed Income
            Fund**

   (1K)     Certificate of Designation of Standish Intermediate Tax Exempt Bond
            Fund*

   (1L) Certificate of Designation of Standish Massachusetts Intermediate Tax Exempt Bond Fund*

   (1M)     Certificate of Designation of Standish Global Fixed
            Income Fund*

   (1N) Certificate of Designation of Standish Controlled Maturity Fund and Standish Fixed Income Fund II*

   (1O) Certificate of Designation of Standish Tax-Sensitive Small Cap Equity Fund and Standish Tax-Sensitive Equity Fund**

   (2)      Bylaws of the Registrant*

   (3)      Not applicable

   (4)      Not applicable

   (5A) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Fixed Income Fund**

   (5B) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Securitized Fund**

   (5C) Form of Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Short-Term Asset Reserve Fund**

   (5D) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Small Capitalization
            Equity Fund (formerly Standish Marathon Fund)**

   (5E) Investment Advisory Agreement dated September 13, 1989 between the Registrant and Standish, Ayer & Wood, Inc.relating to Standish Fixed Income Fund**

   (5F) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Equity Fund**

   (5G) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish International Fixed Income Fund**

   (5H) Assignment of Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc.relating to Standish International Fixed Income Fund**

   (5I) Form of Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Intermediate Tax Exempt Bond Fund**

   (5J) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Massachusetts Intermediate Tax Exempt Bond Fund**

   (5K) Investment Advisory Agreement between Standish International Management Company, L.P. relating to Standish Global Fixed Income Fund**

   (5L) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Controlled Maturity Fund**

   (5M) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Fixed Income Fund II**

   (5N) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Small Cap Tax-Sensitive Equity Fund**

   (5O) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc.relating to Standish Tax-Sensitive Equity Fund**

   (6)      Not applicable

   (7)      Not applicable

   (8A)     Custodian Agreement for Fixed Income Fund**

   (8B)     Custodian Agreement for Standish Short-Term Asset Reserve Fund**

   (8C) Custodian Agreement for Standish Small Capitalization Equity Fund (formerly Standish Marathon Fund)**

   (8D)     Custodian Agreement for Standish Securitized Fund**

   (8E)     Custodian Agreement for Standish Equity Fund**

   (8F)     Custodian Agreement for Standish International Fixed Income Fund**

   (8G)     Custodian Agreement for Standish Intermediate Tax Exempt Bond Fund**

   (8H) Custodian Agreement for Standish Massachusetts Intermediate Tax Exempt Bond Fund**

   (8I)     Custodian Agreement for Standish Global Fixed Income Fund**

   (8J)     Custodian Agreement for Standish Controlled Maturity Fund*

   (8K)     Custodian Agreement for Standish Fixed Income Fund II*

   (8L)     Custodian Agreement for Standish Small Cap Tax-
            Sensitive Equity Fund***

   (8M)     Custodian Agreement for Standish Tax-Sensitive Equity
            Fund***

   (9)      Transfer Agency and Shareholder Service Agreement**

   (10A)    Opinion and Consent of Counsel for Standish Fixed Income Fund**

   (10B)    Opinion and Consent of Counsel for Standish Securitized Fund**

   (10C) Opinion and Consent of Counsel for Standish Short-Term Asset Reserve Fund**

   (10D) Opinion and Consent of Counsel for Standish Small Capitalization Equity Fund (formerly Standish Marathon Fund)**

   (10E)    Opinion and Consent of Counsel for Standish Equity Fund**

   (10F) Opinion and Consent of Counsel for Standish International Fixed Income Fund**

   (10G) Opinion and Consent of Counsel for Standish Intermediate Tax Exempt Bond Fund**

   (10H) Opinion and Consent of Counsel for Standish Massachusetts Intermediate Tax Exempt Bond Fund**

   (10I)    Opinion and Consent of Counsel for Standish Global Fixed Income
            Fund**

   (10J)    Opinion and Consent of Counsel for the Registrant**


   (11)     Opinion and Consent of Independent Public Accountants***


   (12)     Not applicable

   (13) Form of Initial Capital Agreement between the Registrant and Standish, Ayer & Wood, Inc.**

   (14)     Not applicable

   (15)     Not applicable

   (16)     Performance Calculations**



   (17A)    Financial Data Schedule of Standish Equity Fund***

   (17B)    Financial Data Schedule of Standish Fixed Income Fund***

   (17C)    Financial Data Schedule of Standish Global Fixed Income Fund***

   (17B)    Financial Data Schedule of Standish Small Capitalization Equity
            Fund***



   (18)     Not applicable

   (19A)    Power of Attorney (Richard S. Wood)**

   (19B)    Power of Attorney (David W. Murray)**

   (19C)    Power of Attorney (Samuel C. Fleming)**

   (19D)    Power of Attorney (Benjamin M. Friedman)**

   (19E)    Power of Attorney (John H. Hewitt)**

   (19F)    Power of Attorney (Edward H. Ladd)**

   (19G)    Power of Attorney (Caleb Loring III)**

   (19H)    Power of Attorney (D. Barr Clayson)**

   --------------------
   *        Filed as an exhibit to Registration
            Statement No. 33-10615 and incorporated
            herein by reference thereto.
   **       Filed as an exhibit to Registration
            Statement No. 33-8214 and incorporated
            herein by reference thereto.
   ***      To be filed by Amendment.

Item 25. Persons Controlled by or under Common Control with Registrant

   No person is directly or indirectly controlled by or under common control with the Registrant.

Item 26.             Number of Holders of Securities

   Set forth below is the number of record holders, as of December 31, 1995, of the shares of each series of the Registrant.

                                                  Number of Record
   Title of Class                                      Holders

   Shares of beneficial interest, par value $.01, of:



   Standish Fixed Income Fund                            422
   Standish Securitized Fund                              15

   Standish Short-Term Asset
        Reserve Fund                                     121
   Standish International Fixed
        Income Fund                                      196
   Standish Global Fixed Income Fund                      46
   Standish Equity Fund                                  140
   Standish Small Capitalization
        Equity Fund                                      427
   Standish Massachusetts Intermediate
        Tax Exempt Bond Fund                              82
   Standish Intermediate Tax Exempt
        Bond Fund                                        101
   Standish International Equity Fund                    213
   Standish Controlled Maturity Fund                       9
   Standish Fixed Income Fund II                           3
   Standish Small Cap Tax-Sensitive
              Equity Fund                                -0-
   Standish Tax-Sensitive Equity Fund                    -0-



Item 27.             Indemnification

   Under the Registrant's Agreement and Declaration of Trust, any past or present Trustee or officer of the Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or is otherwise involved by reason of his being or having been a Trustee or officer of the Registrant. The Agreement and Declaration of Trust of the Registrant does not authorize indemnification where it is determined, in the manner specified in the Declaration, that such Trustee or officer has not acted in good faith in the reasonable belief that his actions were in the best interest of the Registrant. Moreover, the Declaration does not authorize indemnification where such Trustee or officer is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

   Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by any such Trustee, officer or controlling person against the Registrant in connection with the securities being registered, and the Commission is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Advisers

   a. Standish, Ayer & Wood, Inc. and Standish International Management Company, L.P.:

   The business and other connections of the officers and Directors of Standish, Ayer & Wood, Inc. ("Standish, Ayer & Wood"), the investment adviser to all series of the Registrant other than Standish International Equity Fund, Standish Global Fixed Income Fund Standish International Fixed Income Fund are listed on the Form

ADV of Standish, Ayer & Wood as currently on file with the Commission (File No. 801-584), the text of which is hereby incorporated by reference.

   The business and other connections of the officers and partners of Standish International Management Company, L.P. ("Standish International"), the investment adviser to Standish International Equity Fund, Standish Global Fixed Income Fund and Standish International Fixed Income Fund, are listed on the Form ADV of Standish International as currently on file with the Commission (File No. 801-639338), the text of which is hereby incorporated by reference.

   The following sections of each such Form ADV are incorporated herein by reference:

            (a)  Items 1 and 2 of Part 2;

            (b)  Section IV, Business Background, of
                      each Schedule D.


   Item 29.  Principal Underwriter

(a)         Not applicable.

Item 30.  Location of Accounts and Records

   The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 inclusive thereunder at its principal office, located at One Financial Center, Boston, Massachusetts 02111. Certain records, including records relating to the Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main offices of the Registrant's transfer and dividend disbursing agent and custodian.

Item 31.  Management Services

   Not applicable

 Item 32.  Undertakings

            (a)      Not applicable.


            (b) With respect to each of Standish Small Cap Tax- Sensitive Equity Fund and Standish Tax-Sensitive Equity Fund, the Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of the Post-Effective Amendment to its Registration Statement registering shares of such Funds.



            (c) The Registrant undertakes to furnish each person to whom a Prospectus is delivered a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 25th day of January, 1996.



                              STANDISH, AYER & WOOD
                              INVESTMENT TRUST
                            /s/ David W. Murray
                           David W. Murray, Treasurer


   The term "Standish, Ayer & Wood Investment Trust" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Registrant dated August 13, 1986, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding personally upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant, but bind only the trust property of the Registrant, as provided in the Agreement and Declaration of Trust of the Registrant. The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

   Pursuant  to  the   requirements   of  the  Securities  Act  of  1933,   this
Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                Title                                         Date



Richard S. Wood*        Trustee and President                   January 25, 1996
----------------------  (principal executive
Richard S. Wood          officer)



David W. Murray*        Treasurer (principal                    January 25, 1996
----------------------  financial and accounting
David W. Murray         officer) and Secretary





D. Barr Clayson*        Trustee and Vice                        January 25, 1996
----------------------   President
D. Barr Clayson


Samuel C. Fleming*       Trustee                               January 25, 1996
Samuel C. Fleming


Benjamin M. Friedman*    Trustee                                January 25, 1996
Benjamin M. Friedman


John H. Hewitt*          Trustee                                January 25, 1996
John H. Hewitt



Edward H. Ladd*           Trustee                               January 25, 1996
Edward H. Ladd


Caleb Loring III*         Trustee                               January 25, 1996
Caleb Loring III


*By: /s/ David W. Murray
     David W. Murray
     Attorney-In-Fact


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Standish, Ayer & Wood Master Portfolio has duly caused this Post-Effective Amendment to the Registration Statement of Standish, Ayer & Wood Investment Trust to be signed on its behalf by the undersigned, thereunto duly authorized, outside the United States on the 25th day of January, 1996.

                                     STANDISH, AYER & WOOD
                                     MASTER PORTFOLIO









                                    /s/ Richard S. Wood
                                    Richard S. Wood, President


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement of Standish, Ayer & Wood Investment Trust has been signed outside the United States by the following persons in their capacities with Standish, Ayer & Wood Master Portfolio and on the date indicated.

Signature                Title                                         Date


/s/ Richard S. Wood      Trustee and President                 January 25, 1996
Richard S. Wood          (principal executive
                          officer)


/s/ Susan Jakuboski      Trustee                                January 25, 1996
Susan Jakuboski

                                  EXHIBIT INDEX

Exhibit

not applicable